UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund: BlackRock Index Funds, Inc.

                      iShares MSCI EAFE International Index Fund

                      iShares Russell 2000 Small-Cap Index Fund

                           Quantitative Master Series LLC

                                      Master Small Cap Index Series

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc.

            and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Index Funds, Inc.

➢	iShares MSCI EAFE International Index Fund
➢	iShares Russell 2000 Small-Cap Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

At a meeting held on May 17, 2018, the Board of Directors of BlackRock Index Funds, Inc. (the “Corporation”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm International Index Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional Shares returned (13.37)%, Investor A Shares returned (13.57)%, Class K Shares returned (13.33)% and Investor P Shares returned (13.57)%. The benchmark MSCI EAFE Index returned (13.79)% for the same period. The MSCI EAFE Index is a free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. From a single country standpoint, the United Kingdom detracted the most from the MSCI EAFE index’s total return. In the Eurozone, Italy contributed the highest amount to the MSCI EAFE Index’s total return out of other Eurozone members, after the Italian elections did not meaningfully impact risk-sentiment.

In Asia-Pacific, Japan contributed the most to the MSCI EAFE Index’s total return (in U.S. dollar terms) during the first quarter. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids, and as the Bank of Japan announced a slight reduction in long-end bond purchasing. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

Throughout the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the second quarter. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

From a sector standpoint, energy shares outperformed, as Brent crude remained in a high trading range throughout the second quarter. Commodities rallied approximately +13% in the quarter, as the U.S. announcement of their departure from the Iran nuclear deal and re-imposition of Iranian sanctions provided an upside surprise. Separately, shares of companies in the financial sector underperformed amid subdued European rates, uncertainty stemming from anti-eurozone populism, and regulatory concerns weighed on sentiment.

From a single country standpoint, Australia contributed the most to the MSCI EAFE index’s total return over the second quarter of 2018. Shares of the firms in the materials and energy sectors outperformed, as the country was spared from the U.S. steel and aluminum tariffs. The United Kingdom also contributed significantly to the MSCI EAFE index’s total return over the second quarter, with the energy sector in the lead. From a pure performance perspective, Israeli equities outperformed, as a large jump in shares of an Israeli multinational pharmaceutical company contributed meaningfully to the country’s equity market. Less positively, Japanese equities weighed the most on MSCI EAFE Index’s total return, as cyclicals and export sensitive names were particularly hit by U.S. protectionism headlines.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied 3.7% and added 0.9% to the MSCI EAFE Index’s total return, as a 2.5% depreciation in the yen helped export names. Switzerland provided the second largest boost to the MSCI EAFE Index, as the country rallied 6.2% and contributed +0.5% to the index’s total return. The impressive price action was the result of strength in Swiss biotech names. Elsewhere, the United Kingdom detracted the most from the MSCI EAFE Index’s total return in the third quarter, declining 1.7%, equating to a loss of 0.3% for the MSCI EAFE Index. Continued Brexit uncertainty weighed on the market, influencing a -1.5% decline in sterling. Italy also weighed on the overall MSCI EAFE complex, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. The Western European region fell 12.8% and contributed to 63% of the MSCI EAFE Index’s quarterly decline. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the region.

In Asia-Pacific, Japan fell -14.3% in the fourth quarter of 2018. A roughly +3.5% jump in the yen against the dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell -9.7% as the slowdown in China weighed on the country’s domestic growth prospects.

From a sector perspective, financials (-19.64%) had the most negative return in the MSCI EAFE Index in 2018. Decreases were seen across almost all sectors for the year (with the exception of utilities, which returned 1.60%), with notable detraction in materials (-17.17%) and consumer discretionary (-16.21%).

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	iShares MSCI EAFE International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)	A free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(11.11)%	(13.37)%	N/A	0.38%	N/A	5.87%	N/A
Investor A	(11.24)	(13.57)	N/A	0.11	N/A	5.59	N/A
Class K	(11.13)	(13.33)	N/A	0.41	N/A	5.89	N/A
Investor P	(11.22)	(13.57)	(18.11)%	0.13	(0.94)%	5.61	5.04%
MSCI EAFE Index	(11.35)	(13.79)	N/A	0.53	N/A	6.32	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$888.90	$0.48	$1,000.00	$1,024.70	$0.51	0.10%
Investor A	1,000.00	887.60	1.67	1,000.00	1,023.44	1.79	0.35
Class K	1,000.00	888.70	0.24	1,000.00	1,024.95	0.26	0.05
Investor P	1,000.00	887.80	1.25	1,000.00	1,023.54	1.34	0.33

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown) except Investor P which is multiplied by 147/365 (to reflect the period since inception date of August 6, 2018).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA	2%
Novartis AG, Registered Shares	1
Roche Holding AG	1
HSBC Holdings PLC	1
Royal Dutch Shell PLC, Class A	1
Toyota Motor Corp.	1
TOTAL SA	1
BP PLC	1
Royal Dutch Shell PLC, Class B	1
AIA Group Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	24%
United Kingdom	15
France	11
Germany	9
Switzerland	9
Australia	7
Netherlands	5
Hong Kong	4
Spain	3
Sweden	3
Denmark	2
Italy	2
Belgium	1
Finland	1
Ireland	1
Israel	1
Norway	1
Singapore	1
Other(a)	1
Liabilities in Excess of Other Assets	(1)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

At a meeting held on May 17, 2018, the Board of Directors of BlackRock Index Funds, Inc. (the “Corporation”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm Small Cap Index Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional Shares returned (10.94)%, Investor A Shares returned (11.19)%, Class K Shares returned (10.93)% and Investor P Shares returned (11.19)%. The benchmark Russell 2000® Index returned (11.01)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than its intra-quarter highs.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	iShares Russell 2000 Small-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(17.32)%	(10.94)%	N/A	4.39%	N/A	11.88%	N/A
Investor A	(17.43)	(11.19)	N/A	4.14	N/A	11.60	N/A
Class K	(17.33)	(10.93)	N/A	4.45	N/A	11.93	N/A
Investor P	(17.44)	(11.19)	(15.85)%	4.13	3.01%	11.59	10.99%
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including related fees, if any, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$826.80	$0.55	$1,000.00	$1,024.60	$0.61	0.12%
Investor A	1,000.00	825.70	1.70	1,000.00	1,023.34	1.89	0.37
Class K	1,000.00	826.70	0.32	1,000.00	1,024.85	0.36	0.07
Investor P	1,000.00	825.60	1.36	1,000.00	1,023.34	1.51	0.37

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown) except Investor P which is multiplied by 147/365 (to reflect the period since inception date of August 6, 2018). Because the Fund invests all of its assets in the Series, the expense example reflects the net expenses of both the Fund and the Series.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K March 31, 2011 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with each Fund’s distributor to offer such shares.

Investor P Share performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Manager” and/or “Administrator”), each Fund’s investment adviser and/or administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager and/or Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charge and (b) operating expenses, including investment advisory fees, administration fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018), except with respect to each Fund’s Investor P Shares, which are based on a hypothetical investment of $1,000 on August 6, 2018 (commencement of operations and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charge, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

International Index and the Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. International Index’s and the Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation International Index or the Series can realize on an investment and/or may result in lower distributions paid to shareholders. International Index’s and the Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Australia — 7.1%
AGL Energy Ltd.	404,497	$5,874,193
Alumina Ltd.	1,522,705	2,466,488
Amcor Ltd.	702,979	6,564,032
AMP Ltd.	1,888,175	3,259,496
APA Group(a)	695,847	4,168,221
Aristocrat Leisure Ltd.	346,264	5,330,313
ASX Ltd.	118,643	5,013,239
Aurizon Holdings Ltd.	1,155,511	3,486,175
AusNet Services	942,041	1,032,400
Australia & New Zealand Banking Group Ltd.	1,750,846	30,252,290
Bank of Queensland Ltd.	227,395	1,554,261
Bendigo & Adelaide Bank Ltd.	283,674	2,155,337
BGP Holdings PLC(b)	966,939	11
BHP Group Ltd.	1,785,597	43,159,733
BHP Group PLC	1,284,926	27,151,785
BlueScope Steel Ltd.	345,742	2,667,094
Boral Ltd.	736,859	2,564,279
Brambles Ltd.	969,401	6,935,723
Caltex Australia Ltd.	164,503	2,951,405
Challenger Ltd.	324,301	2,168,154
CIMIC Group Ltd.	57,364	1,754,187
Coca-Cola Amatil Ltd.	283,247	1,633,648
Cochlear Ltd.	34,076	4,175,284
Coles Group Ltd.(c)	694,123	5,739,750
Commonwealth Bank of Australia	1,070,107	54,583,664
Computershare Ltd.	295,848	3,585,460
Crown Resorts Ltd.	222,611	1,860,426
CSL Ltd.	275,228	35,949,695
Dexus	645,840	4,833,864
Domino’s Pizza Enterprises Ltd.	41,019	1,175,078
Flight Centre Travel Group Ltd.	29,652	896,724
Fortescue Metals Group Ltd.	919,647	2,711,844
Goodman Group	989,069	7,408,980
GPT Group	1,133,990	4,267,250
Harvey Norman Holdings Ltd.	355,199	790,629
Incitec Pivot Ltd.	1,032,592	2,386,866
Insurance Australia Group Ltd.	1,409,576	6,952,324
Lend Lease Group(a)	359,836	2,947,852
Macquarie Group Ltd.	198,265	15,186,296
Medibank Pvt Ltd.	1,720,926	3,115,536
Mirvac Group	2,323,110	3,668,944
National Australia Bank Ltd.	1,663,745	28,232,641
Newcrest Mining Ltd.	466,563	7,170,635
Oil Search Ltd.	806,582	4,062,759
Orica Ltd.	234,824	2,854,167
Origin Energy Ltd.(c)	1,046,205	4,772,397
QBE Insurance Group Ltd.	822,777	5,858,671
Ramsay Health Care Ltd.	89,662	3,647,134
REA Group Ltd.	30,619	1,597,462
Santos Ltd.	1,061,803	4,094,976
Scentre Group	3,282,050	9,022,913
SEEK Ltd.	205,401	2,450,469
Sonic Healthcare Ltd.	234,572	3,659,351
South32 Ltd.	3,131,008	7,448,086
Stockland	1,543,575	3,829,288
Suncorp Group Ltd.	793,245	7,059,693
Sydney Airport(a)	633,222	3,002,630
Tabcorp Holdings Ltd.	1,231,611	3,723,442
Telstra Corp. Ltd.	2,569,721	5,157,073
TPG Telecom Ltd.(d)	249,039	1,129,652
Transurban Group(a)	1,587,918	13,032,884
Treasury Wine Estates Ltd.	425,470	4,436,710

Security	Shares	Value

Australia (continued)
Vicinity Centres	2,051,662	$3,759,422
Washington H Soul Pattinson & Co. Ltd.	71,770	1,258,609
Wesfarmers Ltd.	694,091	15,768,819
Westpac Banking Corp.	2,075,023	36,665,414
Woodside Petroleum Ltd.	566,934	12,488,076
Woolworths Group Ltd.	805,375	16,706,699
WorleyParsons Ltd.	213,915	1,718,137

		538,987,139

Austria — 0.2%
ANDRITZ AG	40,926	1,879,570
Erste Group Bank AG(c)	181,801	6,028,076
OMV AG	94,849	4,142,351
Raiffeisen Bank International AG	90,008	2,296,726
Verbund AG	45,365	1,942,146
voestalpine AG	72,333	2,157,286

		18,446,155

Belgium — 1.0%
Ageas	116,208	5,231,175
Anheuser-Busch InBev SA	464,518	30,601,966
Colruyt SA	37,321	2,661,774
Groupe Bruxelles Lambert SA	50,863	4,432,333
KBC Group NV	149,923	9,645,880
Proximus SADP	95,883	2,594,478
Solvay SA	43,843	4,384,398
Telenet Group Holding NV	29,095	1,353,280
UCB SA	76,491	6,247,524
Umicore SA	125,389	5,003,649

		72,156,457

Chile — 0.0%
Antofagasta PLC	239,228	2,392,642

China — 0.1%
BeiGene Ltd., ADR(c)	19,003	2,665,361
Minth Group Ltd.	409,170	1,320,379
Yangzijiang Shipbuilding Holdings Ltd.	1,656,183	1,521,770

		5,507,510

Denmark — 1.8%
AP Moeller — Maersk A/S, Class A	2,379	2,822,595
AP Moeller — Maersk A/S, Class B	3,917	4,927,316
Carlsberg A/S, Class B	65,105	6,925,809
Chr Hansen Holding A/S	61,409	5,451,073
Coloplast A/S, Class B	72,275	6,722,703
Danske Bank A/S	440,901	8,752,943
DSV A/S	115,608	7,635,029
Genmab A/S(c)	36,831	6,055,768
H Lundbeck A/S	38,865	1,710,560
ISS A/S	94,429	2,643,708
Novo Nordisk A/S, Class B	1,112,600	51,098,457
Novozymes A/S, Class B	132,194	5,906,745
Orsted A/S(e)	115,346	7,718,694
Pandora A/S	63,728	2,601,689
Tryg A/S	69,513	1,753,184
Vestas Wind Systems A/S	120,243	9,102,226
William Demant Holding A/S(c)	70,179	1,998,124

		133,826,623

Finland — 1.3%
Elisa OYJ	81,442	3,373,267
Fortum OYJ	275,417	6,028,700
Kone OYJ, Class B	209,082	9,981,859
Metso OYJ	61,551	1,617,083
Neste OYJ	77,337	5,987,630
Nokia OYJ	3,397,392	19,722,255

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nokian Renkaat OYJ	69,692	$2,140,497
Nordea Bank Abp	1,861,736	15,672,460
Orion OYJ, Class B	64,426	2,241,311
Sampo OYJ, Class A	275,709	12,219,326
Stora Enso OYJ, Class R	322,171	3,735,153
UPM-Kymmene OYJ	328,031	8,303,717
Wartsila OYJ	279,728	4,465,285

		95,488,543

France — 10.8%
Accor SA	111,106	4,724,714
Aeroports de Paris	18,976	3,598,363
Air Liquide SA	260,551	32,354,060
Airbus SE	355,288	33,873,064
Alstom SA	91,157	3,682,235
Amundi SA(e)	35,766	1,890,984
Arkema SA	44,530	3,822,817
Atos SE	57,305	4,695,316
AXA SA	1,178,018	25,423,860
BioMerieux	24,926	1,644,130
BNP Paribas SA	685,615	30,962,864
Bollore SA	512,662	2,055,392
Bouygues SA	130,180	4,674,607
Bureau Veritas SA	150,857	3,074,067
Capgemini SE	99,699	9,916,560
Carrefour SA	351,735	6,010,068
Casino Guichard-Perrachon SA(d)	38,300	1,594,938
Cie de Saint-Gobain	298,083	9,895,307
Cie Generale des Etablissements Michelin SCA	102,020	10,041,519
CNP Assurances	105,639	2,242,346
Covivio	21,021	2,028,172
Credit Agricole SA	701,499	7,549,828
Danone SA	375,090	26,437,319
Dassault Aviation SA	1,507	2,089,240
Dassault Systemes SA	80,573	9,570,444
Edenred	144,725	5,330,069
Eiffage SA	46,152	3,858,639
Electricite de France SA	376,825	5,963,955
Engie SA	1,117,057	16,049,786
EssilorLuxottica SA	174,615	22,133,825
Eurazeo SE	28,080	1,987,970
Eutelsat Communications SA	102,400	2,017,398
Faurecia SA	44,364	1,673,911
Gecina SA	29,136	3,771,652
Getlink SE, Registered Shares	298,554	4,011,773
Hermes International	19,622	10,901,209
ICADE	18,588	1,416,640
Iliad SA	16,087	2,257,688
Imerys SA	18,092	869,462
Ingenico Group SA	36,396	2,064,651
Ipsen SA	23,700	3,066,464
JCDecaux SA	41,710	1,171,849
Kering SA	45,856	21,482,076
Klepierre SA	119,607	3,696,345
L’Oreal SA	153,795	35,192,026
Legrand SA	164,605	9,305,525
LVMH Moet Hennessy Louis Vuitton SE	168,659	49,379,261
Natixis SA	594,725	2,805,010
Orange SA	1,204,852	19,525,543
Pernod Ricard SA	128,452	21,081,596
Peugeot SA	359,724	7,672,117
Publicis Groupe SA	127,124	7,253,265
Remy Cointreau SA	12,568	1,424,858
Renault SA	117,837	7,340,430
Rexel SA	201,068	2,141,795

Security	Shares	Value

France (continued)
Safran SA	202,620	$24,301,213
Sanofi	685,264	59,446,539
Sartorius Stedim Biotech	18,424	1,844,599
Schneider Electric SE	333,705	22,635,613
SCOR SE	99,105	4,455,396
SEB SA	13,497	1,744,346
SES SA	218,337	4,180,304
Societe BIC SA	15,185	1,551,218
Societe Generale SA	470,848	14,928,021
Sodexo SA	56,162	5,759,714
Suez	240,109	3,171,958
Teleperformance	35,860	5,736,513
Thales SA	65,091	7,606,347
TOTAL SA	1,458,804	76,944,775
Ubisoft Entertainment SA(c)	50,269	4,049,768
Unibail-Rodamco-Westfield(c)	30,042	4,660,551
Unibail-Rodamco-Westfield	54,108	8,372,915
Valeo SA	142,671	4,161,083
Veolia Environnement SA	321,668	6,587,502
Vinci SA	308,295	25,351,702
Vivendi SA	636,728	15,432,575
Wendel SA	15,780	1,892,891

		825,514,545

Germany — 8.2%
1&1 Drillisch AG	30,970	1,581,679
adidas AG	114,404	23,909,168
Allianz SE, Registered Shares	261,387	52,527,065
Aroundtown SA	466,160	3,867,242
Axel Springer SE	29,432	1,667,506
BASF SE	560,881	39,067,372
Bayer AG, Registered Shares	569,861	39,633,123
Bayerische Motoren Werke AG	203,085	16,471,231
Beiersdorf AG	61,218	6,385,184
Brenntag AG	91,184	3,980,106
Commerzbank AG(c)	616,714	4,095,036
Continental AG	68,050	9,474,997
Covestro AG(e)	116,624	5,775,743
Daimler AG, Registered Shares	553,707	29,188,598
Delivery Hero SE(c)(e)	54,760	2,044,409
Deutsche Bank AG, Registered Shares	1,172,398	9,350,086
Deutsche Boerse AG	117,809	14,084,685
Deutsche Lufthansa AG, Registered Shares	148,834	3,361,200
Deutsche Post AG, Registered Shares	607,287	16,584,528
Deutsche Telekom AG, Registered Shares	2,033,337	34,560,054
Deutsche Wohnen SE, Bearer Shares	219,685	10,039,768
E.ON SE	1,338,968	13,217,375
Evonik Industries AG	99,930	2,494,368
Fraport AG Frankfurt Airport Services Worldwide	25,396	1,817,542
Fresenius Medical Care AG & Co. KGaA	133,373	8,645,400
Fresenius SE & Co. KGaA	253,042	12,230,555
GEA Group AG	93,223	2,400,087
Hannover Rueck SE	35,579	4,794,988
HeidelbergCement AG	93,094	5,706,456
Henkel AG & Co. KGaA	62,889	6,189,713
HOCHTIEF AG	13,110	1,770,523
HUGO BOSS AG	38,354	2,364,304
Infineon Technologies AG	692,263	13,860,258
Innogy SE(e)	5,909	275,926
Innogy SE(c)	76,828	3,267,512
KION Group AG	43,336	2,203,796
LANXESS AG	54,435	2,502,726
Merck KGaA	79,530	8,186,221
METRO AG	106,728	1,642,236
MTU Aero Engines AG	31,538	5,727,352

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	90,293	$19,692,777
OSRAM Licht AG	60,732	2,642,969
ProSiebenSat.1 Media SE, Registered Shares	145,675	2,592,078
Puma SE	4,923	2,408,504
RWE AG	314,535	6,850,528
SAP SE	597,910	59,342,344
Siemens AG, Registered Shares	465,182	51,915,034
Siemens Healthineers AG(e)	90,214	3,769,739
Symrise AG	74,284	5,503,930
Telefonica Deutschland Holding AG	413,626	1,627,998
Thyssenkrupp AG	264,120	4,537,041
TUI AG	257,835	3,705,793
Uniper SE	128,152	3,305,744
United Internet AG, Registered Shares	78,295	3,426,859
Volkswagen AG	20,319	3,250,514
Vonovia SE	295,789	13,333,844
Wirecard AG	70,303	10,598,334
Zalando SE(c)(e)	65,443	1,690,946

		627,141,094

Hong Kong — 3.8%
AIA Group Ltd.	7,346,883	61,029,161
ASM Pacific Technology Ltd.	176,583	1,704,764
Bank of East Asia Ltd.	758,187	2,404,632
BOC Hong Kong Holdings Ltd.	2,275,534	8,446,159
CK Asset Holdings Ltd.	1,608,589	11,769,361
CK Hutchison Holdings Ltd.	1,656,117	15,895,760
CK Infrastructure Holdings Ltd.	414,844	3,139,417
CLP Holdings Ltd.	986,761	11,151,274
Dairy Farm International Holdings Ltd.	188,420	1,707,878
Galaxy Entertainment Group Ltd.	1,461,058	9,228,988
Hang Lung Group Ltd.	618,754	1,577,621
Hang Lung Properties Ltd.	1,270,565	2,414,994
Hang Seng Bank Ltd.	457,648	10,251,881
Henderson Land Development Co. Ltd.	841,704	4,189,210
HK Electric Investments & HK Electric Investments Ltd.	1,383,116	1,394,019
HKT Trust & HKT Ltd.(a)	2,316,417	3,336,867
Hong Kong & China Gas Co. Ltd.	5,556,721	11,480,456
Hong Kong Exchanges & Clearing Ltd.	725,743	20,980,179
Hongkong Land Holdings Ltd.	694,793	4,380,067
Hysan Development Co. Ltd.	345,897	1,644,872
Jardine Matheson Holdings Ltd.	135,786	9,454,603
Jardine Strategic Holdings Ltd.	137,886	5,055,473
Kerry Properties Ltd.	362,920	1,238,677
Link REIT	1,284,943	13,026,393
Melco Resorts & Entertainment Ltd. — ADR	152,791	2,692,177
MGM China Holdings Ltd.	486,937	812,924
MTR Corp. Ltd.	911,033	4,794,607
New World Development Co. Ltd.	3,623,296	4,785,538
NWS Holdings Ltd.	902,895	1,853,978
PCCW Ltd.	2,896,959	1,668,130
Power Assets Holdings Ltd.	831,118	5,774,105
Sands China Ltd.	1,474,060	6,428,394
Shangri-La Asia Ltd.	898,517	1,326,447
Sino Land Co. Ltd.	1,901,975	3,258,616
SJM Holdings Ltd.	1,195,053	1,110,338
Sun Hung Kai Properties Ltd.	967,588	13,809,045
Swire Pacific Ltd., Class A	309,700	3,269,810
Swire Properties Ltd.	742,136	2,607,599
Techtronic Industries Co. Ltd.	817,631	4,338,892
WH Group Ltd.(e)	5,671,107	4,355,675
Wharf Holdings Ltd.	734,231	1,914,215
Wharf Real Estate Investment Co. Ltd.	768,939	4,598,959
Wheelock & Co. Ltd.	519,306	2,973,009

Security	Shares	Value

Hong Kong (continued)
Wynn Macau Ltd.	933,275	$2,031,614
Yue Yuen Industrial Holdings Ltd.	388,483	1,243,647

		292,550,425

Ireland — 0.7%
AerCap Holdings NV(c)	77,814	3,081,434
AIB Group PLC	474,475	2,000,723
Bank of Ireland Group PLC	625,323	3,477,873
CRH PLC	507,510	13,442,315
DCC PLC	59,938	4,572,088
James Hardie Industries PLC	277,582	3,024,197
Kerry Group PLC, Class A	97,884	9,692,729
Kingspan Group PLC	92,305	3,956,879
Paddy Power Betfair PLC	47,972	3,938,164
Ryanair Holdings PLC, ADR(c)	16,387	1,169,049
Smurfit Kappa Group PLC	145,135	3,861,694

		52,217,145

Isle of Man — 0.0%
GVC Holdings PLC	353,284	3,032,929

Israel — 0.5%
Azrieli Group Ltd.	22,414	1,072,322
Bank Hapoalim BM	674,233	4,263,949
Bank Leumi Le-Israel BM	958,768	5,795,762
Bezeq The Israeli Telecommunication Corp. Ltd.	1,202,295	1,173,235
Check Point Software Technologies Ltd.(c)(d)	78,195	8,026,717
Elbit Systems Ltd.	13,681	1,570,417
Israel Chemicals Ltd.	413,828	2,353,060
Mizrahi Tefahot Bank Ltd.	80,585	1,361,026
NICE Ltd.(c)	37,851	4,100,828
Teva Pharmaceutical Industries Ltd. — ADR	446,067	6,878,353
Wix.com Ltd.(c)	24,497	2,213,059

		38,808,728

Italy — 2.0%
Assicurazioni Generali SpA	707,082	11,818,152
Atlantia SpA	295,951	6,124,743
Davide Campari-Milano SpA	378,213	3,202,856
Enel SpA	4,948,733	28,689,010
Eni SpA	1,545,810	24,419,461
Ferrari NV	75,211	7,483,797
Intesa Sanpaolo SpA	9,001,584	20,043,118
Leonardo SpA	210,623	1,855,634
Mediobanca Banca di Credito Finanziario SpA	355,251	3,005,934
Moncler SpA	102,629	3,415,250
Pirelli & C SpA(c)(e)	246,823	1,586,127
Poste Italiane SpA(e)	333,559	2,674,708
Prysmian SpA	144,820	2,817,763
Recordati SpA	58,724	2,033,625
Snam SpA	1,452,227	6,358,374
Telecom Italia SpA(c)	6,699,588	3,708,945
Telecom Italia SpA, Non-Convertible Savings Shares	3,732,716	1,790,285
Terna Rete Elettrica Nazionale SpA	880,430	5,000,082
UniCredit SpA	1,228,668	13,916,998

		149,944,862

Japan — 24.2%
ABC-Mart, Inc.	21,135	1,170,433
Acom Co. Ltd.	200,154	651,103
Aeon Co. Ltd.	375,346	7,336,537
AEON Financial Service Co. Ltd.	73,858	1,310,302
Aeon Mall Co. Ltd.	73,255	1,167,078
AGC, Inc.	108,548	3,373,993
Air Water, Inc.	81,316	1,225,534
Aisin Seiki Co. Ltd.	104,346	3,586,994
Ajinomoto Co., Inc.	275,954	4,903,451

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Alfresa Holdings Corp.	119,251	$3,039,662
Alps Electric Co. Ltd.	115,828	2,245,950
Amada Holdings Co. Ltd.	203,549	1,827,236
ANA Holdings, Inc.	69,211	2,484,611
Aozora Bank Ltd.	69,458	2,070,187
Asahi Group Holdings Ltd.	223,602	8,665,431
Asahi Intecc Co. Ltd.	56,100	2,373,335
Asahi Kasei Corp.	774,968	7,953,787
Asics Corp.	86,898	1,103,657
Astellas Pharma, Inc.	1,154,343	14,748,604
Bandai Namco Holdings, Inc.	122,004	5,477,884
Bank of Kyoto Ltd.	30,641	1,259,187
Benesse Holdings, Inc.	46,994	1,195,457
Bridgestone Corp.	371,541	14,254,475
Brother Industries Ltd.	139,263	2,061,272
Calbee, Inc.	46,523	1,453,118
Canon, Inc.	613,748	16,887,704
Casio Computer Co. Ltd.	113,681	1,347,829
Central Japan Railway Co.	88,440	18,659,705
Chiba Bank Ltd.	378,870	2,110,488
Chubu Electric Power Co., Inc.	375,511	5,335,793
Chugai Pharmaceutical Co. Ltd.	138,010	8,004,467
Chugoku Electric Power Co., Inc.	162,421	2,110,780
Coca-Cola Bottlers Japan Holdings, Inc.	80,411	2,397,942
Concordia Financial Group Ltd.	687,770	2,628,060
Credit Saison Co. Ltd.	112,440	1,317,394
CyberAgent, Inc.	62,329	2,409,489
Dai Nippon Printing Co. Ltd.	142,368	2,971,804
Dai-ichi Life Holdings, Inc.	645,300	10,021,274
Daicel Corp.	141,756	1,455,214
Daifuku Co. Ltd.	64,776	2,936,975
Daiichi Sankyo Co. Ltd.	343,154	10,976,023
Daikin Industries Ltd.	152,668	16,221,804
Daito Trust Construction Co. Ltd.	45,170	6,183,928
Daiwa House Industry Co. Ltd.	338,876	10,809,610
Daiwa House REIT Investment Corp.	1,019	2,282,684
Daiwa Securities Group, Inc.	997,152	5,061,180
DeNA Co. Ltd.	76,100	1,269,333
Denso Corp.	263,490	11,664,087
Dentsu, Inc.	134,482	6,006,063
Disco Corp.	17,559	2,041,560
Don Quijote Holdings Co. Ltd.	73,434	4,540,168
East Japan Railway Co.	187,244	16,535,531
Eisai Co. Ltd.	153,015	11,846,394
Electric Power Development Co. Ltd.	87,687	2,080,802
FamilyMart UNY Holdings Co. Ltd.	37,817	4,759,430
FANUC Corp.	119,251	18,097,482
Fast Retailing Co. Ltd.	35,741	18,254,389
Fuji Electric Co. Ltd.	70,994	2,090,949
FUJIFILM Holdings Corp.	238,008	9,226,260
Fujitsu Ltd.	119,804	7,468,121
Fukuoka Financial Group, Inc.	85,893	1,741,353
Hakuhodo DY Holdings, Inc.	136,792	1,952,081
Hamamatsu Photonics KK	90,487	3,032,451
Hankyu Hanshin Holdings, Inc.	137,763	4,580,296
Hikari Tsushin, Inc.	13,206	2,064,177
Hino Motors Ltd.	166,021	1,563,341
Hirose Electric Co. Ltd.	18,292	1,789,578
Hisamitsu Pharmaceutical Co., Inc.	33,841	1,868,111
Hitachi Chemical Co. Ltd.	73,705	1,108,797
Hitachi Construction Machinery Co. Ltd.	61,505	1,439,291
Hitachi High-Technologies Corp.	37,917	1,187,348
Hitachi Ltd.	593,213	15,726,219
Hitachi Metals Ltd.	112,686	1,171,994

Security	Shares	Value

Japan (continued)
Honda Motor Co. Ltd.	991,235	$26,114,146
Hoshizaki Corp.	32,865	1,994,205
Hoya Corp.	232,278	14,006,372
Hulic Co. Ltd.	176,467	1,576,973
Idemitsu Kosan Co. Ltd.	82,911	2,696,818
IHI Corp.	89,140	2,455,062
Iida Group Holdings Co. Ltd.	81,722	1,415,516
Inpex Corp.	620,700	5,499,910
Isetan Mitsukoshi Holdings Ltd.	209,908	2,319,209
Isuzu Motors Ltd.	332,882	4,669,370
ITOCHU Corp.	863,573	14,665,867
J. Front Retailing Co. Ltd.	137,968	1,579,135
Japan Airlines Co. Ltd.	71,062	2,518,513
Japan Airport Terminal Co. Ltd.	30,512	1,054,784
Japan Exchange Group, Inc.	315,736	5,092,783
Japan Post Bank Co. Ltd.	242,000	2,664,364
Japan Post Holdings Co. Ltd.	946,729	10,930,958
Japan Prime Realty Investment Corp.	463	1,758,185
Japan Real Estate Investment Corp.	830	4,660,175
Japan Retail Fund Investment Corp.	1,636	3,264,750
Japan Tobacco, Inc.	674,241	16,020,695
JFE Holdings, Inc.	302,312	4,815,323
JGC Corp.	125,057	1,760,087
JSR Corp.	109,128	1,638,069
JTEKT Corp.	114,233	1,263,390
JXTG Holdings, Inc.	1,950,863	10,131,856
Kajima Corp.	286,777	3,852,300
Kakaku.com, Inc.	77,116	1,364,086
Kamigumi Co. Ltd.	60,911	1,246,163
Kaneka Corp.	34,912	1,250,281
Kansai Electric Power Co., Inc.	425,451	6,380,368
Kansai Paint Co. Ltd.	105,575	2,027,809
Kao Corp.	299,807	22,190,997
Kawasaki Heavy Industries Ltd.	80,716	1,722,455
KDDI Corp.	1,076,775	25,729,438
Keihan Holdings Co. Ltd.	58,329	2,376,716
Keikyu Corp.	135,739	2,218,156
Keio Corp.	63,129	3,673,661
Keisei Electric Railway Co. Ltd.	78,787	2,468,476
Keyence Corp.	59,190	29,917,329
Kikkoman Corp.	89,364	4,782,274
Kintetsu Group Holdings Co. Ltd.	101,198	4,397,363
Kirin Holdings Co. Ltd.	493,055	10,280,966
Kobayashi Pharmaceutical Co. Ltd.	28,665	1,943,934
Kobe Steel Ltd.	211,762	1,467,765
Koito Manufacturing Co. Ltd.	66,447	3,428,233
Komatsu Ltd.	563,354	12,106,439
Konami Holdings Corp.	54,699	2,403,579
Konica Minolta, Inc.	276,077	2,485,086
Kose Corp.	18,859	2,962,332
Kubota Corp.	611,189	8,687,268
Kuraray Co. Ltd.	195,314	2,747,000
Kurita Water Industries Ltd.	54,729	1,325,043
Kyocera Corp.	198,900	9,942,023
Kyowa Hakko Kirin Co. Ltd.	163,997	3,098,901
Kyushu Electric Power Co., Inc.	227,831	2,712,927
Kyushu Railway Co.	98,846	3,344,232
Lawson, Inc.	29,288	1,852,597
LINE Corp.(c)	38,670	1,320,686
Lion Corp.	143,339	2,962,460
LIXIL Group Corp.	163,427	2,026,007
M3, Inc.	271,213	3,653,570
Makita Corp.	132,939	4,721,470
Marubeni Corp.	952,664	6,684,377

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Marui Group Co. Ltd.	115,951	$2,247,120
Maruichi Steel Tube Ltd.	37,300	1,170,094
Mazda Motor Corp.	359,798	3,698,865
McDonald’s Holdings Co. Japan Ltd.	37,494	1,592,670
Mebuki Financial Group, Inc.	521,586	1,379,385
Medipal Holdings Corp.	103,098	2,205,697
MEIJI Holdings Co. Ltd.	73,234	5,968,385
MINEBEA MITSUMI, Inc.	247,508	3,569,066
MISUMI Group, Inc.	182,056	3,835,329
Mitsubishi Chemical Holdings Corp.	773,509	5,843,830
Mitsubishi Corp.	819,097	22,456,811
Mitsubishi Electric Corp.	1,109,221	12,232,036
Mitsubishi Estate Co. Ltd.	710,682	11,181,517
Mitsubishi Gas Chemical Co., Inc.	94,393	1,413,968
Mitsubishi Heavy Industries Ltd.	184,505	6,620,473
Mitsubishi Materials Corp.	60,176	1,585,681
Mitsubishi Motors Corp.	410,516	2,235,546
Mitsubishi Tanabe Pharma Corp.	142,539	2,057,636
Mitsubishi UFJ Financial Group, Inc.	7,175,070	35,212,749
Mitsubishi UFJ Lease & Finance Co. Ltd.	282,273	1,352,941
Mitsui & Co. Ltd.	1,012,600	15,556,884
Mitsui Chemicals, Inc.	116,351	2,626,766
Mitsui Fudosan Co. Ltd.	540,720	12,010,419
Mitsui OSK Lines Ltd.	63,934	1,383,522
Mizuho Financial Group, Inc.	14,634,612	22,643,190
MonotaRO Co Ltd.	83,500	2,058,386
MS&AD Insurance Group Holdings, Inc.	291,924	8,298,024
Murata Manufacturing Co. Ltd.	110,475	14,886,476
Nabtesco Corp.	66,992	1,450,437
Nagoya Railroad Co. Ltd.	114,551	3,016,871
NEC Corp.	155,274	4,616,895
Nexon Co. Ltd.(c)	273,448	3,530,084
NGK Insulators Ltd.	158,768	2,151,946
NGK Spark Plug Co. Ltd.	92,964	1,840,215
NH Foods Ltd.	56,276	2,115,529
Nidec Corp.	137,210	15,524,894
Nikon Corp.	201,962	3,008,246
Nintendo Co. Ltd.	68,282	18,131,532
Nippon Building Fund, Inc.	796	5,012,270
Nippon Electric Glass Co. Ltd.	44,547	1,091,382
Nippon Express Co. Ltd.	46,270	2,570,450
Nippon Paint Holdings Co. Ltd.	92,316	3,145,344
Nippon Prologis REIT, Inc.	1,077	2,272,979
Nippon Steel & Sumitomo Metal Corp.	466,956	8,022,719
Nippon Telegraph & Telephone Corp.	424,216	17,307,718
Nippon Yusen KK	84,722	1,295,496
Nissan Chemical Corp.	74,411	3,882,982
Nissan Motor Co. Ltd.	1,399,515	11,195,170
Nisshin Seifun Group, Inc.	121,773	2,508,089
Nissin Foods Holdings Co. Ltd.	35,841	2,245,679
Nitori Holdings Co. Ltd.	50,223	6,289,945
Nitto Denko Corp.	98,026	4,916,438
Nomura Holdings, Inc.	2,136,218	8,095,427
Nomura Real Estate Holdings, Inc.	67,458	1,237,014
Nomura Real Estate Master Fund, Inc.	2,448	3,220,842
Nomura Research Institute Ltd.	69,721	2,585,438
NSK Ltd.	203,385	1,744,995
NTT Data Corp.	380,217	4,155,661
NTT DOCOMO, Inc.	813,315	18,274,552
Obayashi Corp.	374,234	3,388,662
Obic Co. Ltd.	41,194	3,179,702
Odakyu Electric Railway Co. Ltd.	183,585	4,037,146
Oji Holdings Corp.	553,526	2,828,205
Olympus Corp.	172,603	5,279,021

Security	Shares	Value

Japan (continued)
Omron Corp.	122,628	$4,445,496
Ono Pharmaceutical Co. Ltd.	235,531	4,809,709
Oracle Corp. Japan	21,035	1,335,256
Oriental Land Co. Ltd.	120,504	12,119,025
ORIX Corp.	801,400	11,709,991
Osaka Gas Co. Ltd.	223,308	4,073,578
Otsuka Corp.	64,882	1,785,646
Otsuka Holdings Co. Ltd.	233,555	9,544,054
Panasonic Corp.	1,340,157	12,039,192
Park24 Co. Ltd.	76,476	1,684,089
Persol Holdings Co. Ltd.	104,475	1,549,725
Pigeon Corp.	67,000	2,857,731
Pola Orbis Holdings, Inc.	50,723	1,366,890
Rakuten, Inc.(c)	541,900	3,635,403
Recruit Holdings Co. Ltd.	677,694	16,372,226
Renesas Electronics Corp.(c)	505,408	2,295,527
Resona Holdings, Inc.	1,268,899	6,086,248
Ricoh Co. Ltd.	391,381	3,824,542
Rinnai Corp.	17,835	1,174,353
Rohm Co. Ltd.	54,500	3,478,461
Ryohin Keikaku Co. Ltd.	15,306	3,716,031
Sankyo Co. Ltd.	28,665	1,090,142
Santen Pharmaceutical Co. Ltd.	215,149	3,104,224
SBI Holdings, Inc.	140,397	2,738,029
Secom Co. Ltd.	125,557	10,415,015
Sega Sammy Holdings, Inc.	121,132	1,688,669
Seibu Holdings, Inc.	130,751	2,274,213
Seiko Epson Corp.	174,103	2,431,640
Sekisui Chemical Co. Ltd.	235,778	3,504,989
Sekisui House Ltd.	372,099	5,464,303
Seven & i Holdings Co. Ltd.	454,459	19,748,565
Seven Bank Ltd.	416,440	1,188,789
SG Holdings Co. Ltd.	56,952	1,480,891
Sharp Corp.	124,369	1,245,165
Shimadzu Corp.	138,663	2,734,412
Shimamura Co. Ltd.	10,430	798,683
Shimano, Inc.	44,870	6,325,202
Shimizu Corp.	350,306	2,849,710
Shin-Etsu Chemical Co. Ltd.	223,626	17,181,812
Shinsei Bank Ltd.	110,611	1,314,972
Shionogi & Co. Ltd.	171,021	9,761,101
Shiseido Co. Ltd.	231,778	14,515,779
Shizuoka Bank Ltd.	284,201	2,215,358
Showa Denko KK	83,487	2,479,106
Showa Shell Sekiyu KK	105,828	1,466,157
SMC Corp.	34,241	10,309,021
SoftBank Group Corp.	503,950	33,008,289
Sohgo Security Services Co. Ltd.	41,947	1,959,874
Sompo Holdings, Inc.	203,242	6,904,152
Sony Corp.	775,568	37,389,837
Sony Financial Holdings, Inc.	103,693	1,932,482
Stanley Electric Co. Ltd.	82,834	2,317,244
Subaru Corp.	378,046	8,076,331
Sumco Corp.	137,815	1,534,844
Sumitomo Chemical Co. Ltd.	900,660	4,361,636
Sumitomo Corp.	697,640	9,898,645
Sumitomo Dainippon Pharma Co. Ltd.	100,493	3,204,751
Sumitomo Electric Industries Ltd.	456,480	6,045,321
Sumitomo Heavy Industries Ltd.	68,482	2,030,572
Sumitomo Metal Mining Co. Ltd.	137,615	3,685,254
Sumitomo Mitsui Financial Group, Inc.	808,827	26,663,031
Sumitomo Mitsui Trust Holdings, Inc.	203,226	7,400,873
Sumitomo Realty & Development Co. Ltd.	218,649	8,004,432
Sumitomo Rubber Industries Ltd.	112,604	1,325,673

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sundrug Co. Ltd.	40,423	$1,203,763
Suntory Beverage & Food Ltd.	81,640	3,686,257
Suzuken Co. Ltd.	43,470	2,213,607
Suzuki Motor Corp.	205,019	10,335,296
Sysmex Corp.	99,322	4,716,909
T&D Holdings, Inc.	337,506	3,904,109
Taiheiyo Cement Corp.	75,587	2,326,203
Taisei Corp.	132,410	5,670,908
Taisho Pharmaceutical Holdings Co. Ltd.	21,700	2,177,988
Taiyo Nippon Sanso Corp.	70,193	1,141,118
Takashimaya Co. Ltd.	101,293	1,293,339
Takeda Pharmaceutical Co. Ltd.(d)	437,922	14,843,135
TDK Corp.	78,258	5,478,480
Teijin Ltd.	104,551	1,668,624
Terumo Corp.	181,303	10,226,413
THK Co. Ltd.	69,758	1,303,211
Tobu Railway Co. Ltd.	123,098	3,323,672
Toho Co. Ltd.	68,282	2,474,058
Toho Gas Co. Ltd.	49,323	2,074,733
Tohoku Electric Power Co., Inc.	262,990	3,462,504
Tokio Marine Holdings, Inc.	406,187	19,297,418
Tokyo Century Corp.	23,512	1,035,528
Tokyo Electric Power Co. Holdings, Inc.(c)	895,112	5,316,995
Tokyo Electron Ltd.	94,693	10,659,994
Tokyo Gas Co. Ltd.	228,255	5,773,060
Tokyu Corp.	306,665	5,011,201
Tokyu Fudosan Holdings Corp.	366,873	1,808,327
Toppan Printing Co. Ltd.	140,700	2,068,184
Toray Industries, Inc.	839,414	5,934,752
Toshiba Corp.	392,070	11,070,846
Tosoh Corp.	156,174	2,025,748
TOTO Ltd.	88,887	3,074,616
Toyo Seikan Group Holdings Ltd.	86,693	1,984,245
Toyo Suisan Kaisha Ltd.	50,123	1,745,437
Toyoda Gosei Co. Ltd.	41,517	817,334
Toyota Industries Corp.	92,600	4,264,213
Toyota Motor Corp.	1,389,609	80,439,681
Toyota Tsusho Corp.	124,081	3,645,801
Trend Micro, Inc.	69,334	3,746,498
Tsuruha Holdings, Inc.	21,835	1,869,774
Unicharm Corp.	246,602	7,975,588
United Urban Investment Corp.	1,830	2,834,166
USS Co. Ltd.	136,363	2,287,953
Welcia Holdings Co. Ltd.	31,400	1,419,290
West Japan Railway Co.	99,940	7,060,880
Yahoo! Japan Corp.	1,809,427	4,501,346
Yakult Honsha Co. Ltd.	73,682	5,158,011
Yamada Denki Co. Ltd.(d)	351,092	1,686,196
Yamaguchi Financial Group, Inc.	105,157	1,005,177
Yamaha Corp.	79,364	3,376,093
Yamaha Motor Co. Ltd.	177,727	3,469,885
Yamato Holdings Co. Ltd.	186,962	5,125,869
Yamazaki Baking Co. Ltd.	69,658	1,458,790
Yaskawa Electric Corp.	139,645	3,413,506
Yokogawa Electric Corp.	136,463	2,355,671
Yokohama Rubber Co. Ltd.	70,329	1,315,318
ZOZO, Inc.	124,851	2,287,403

		1,846,807,236

Luxembourg — 0.2%
ArcelorMittal	409,320	8,473,066
Eurofins Scientific SE	7,116	2,657,684
RTL Group SA	27,648	1,481,669
Tenaris SA	293,346	3,152,818

		15,765,237

Security	Shares	Value

Mexico — 0.0%
Fresnillo PLC	149,473	$1,642,428

Netherlands — 5.5%
ABN AMRO Group NV CVA(e)	251,572	5,919,952
Aegon NV	1,072,641	5,023,865
Akzo Nobel NV	152,983	12,320,330
ASML Holding NV	250,474	39,239,121
CNH Industrial NV	635,515	5,742,057
EXOR NV	68,856	3,738,009
Heineken Holding NV	69,383	5,861,923
Heineken NV	158,043	13,968,911
ING Groep NV	2,366,943	25,460,230
Koninklijke Ahold Delhaize NV	766,653	19,367,321
Koninklijke DSM NV	112,119	9,095,729
Koninklijke KPN NV	2,090,285	6,105,714
Koninklijke Philips NV	573,121	20,093,328
Koninklijke Vopak NV	41,463	1,880,278
NN Group NV	184,161	7,321,978
NXP Semiconductors NV	211,390	15,490,659
QIAGEN NV(c)	137,864	4,710,915
Randstad NV	67,800	3,108,625
Royal Dutch Shell PLC, Class A	2,795,667	82,284,391
Royal Dutch Shell PLC, Class B	2,278,650	68,125,902
Unilever NV CVA	938,159	50,822,191
Wolters Kluwer NV	180,040	10,587,645

		416,269,074

New Zealand — 0.2%
a2 Milk Co. Ltd.(c)	453,757	3,408,882
Auckland International Airport Ltd.	579,302	2,795,969
Fisher & Paykel Healthcare Corp. Ltd.	361,519	3,159,180
Fletcher Building Ltd.(c)	428,366	1,403,094
Meridian Energy Ltd.	769,605	1,760,981
Ryman Healthcare Ltd.	239,595	1,729,108
Spark New Zealand Ltd.	1,130,186	3,152,565

		17,409,779

Norway — 0.7%
Aker BP ASA	61,958	1,562,148
DNB ASA	580,276	9,314,388
Equinor ASA	716,674	15,202,176
Gjensidige Forsikring ASA	115,977	1,814,319
Marine Harvest ASA	258,955	5,458,122
Norsk Hydro ASA	866,135	3,924,510
Orkla ASA	478,458	3,746,278
Schibsted ASA, Class B	70,935	2,157,847
Telenor ASA	441,027	8,564,874
Yara International ASA	105,192	4,055,083

		55,799,745

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(b)	47,542	1
EDP — Energias de Portugal SA	1,539,270	5,384,804
Galp Energia SGPS SA	305,742	4,814,159
Jeronimo Martins SGPS SA	150,629	1,785,029

		11,983,993

Singapore — 1.3%
Ascendas Real Estate Investment Trust	1,593,946	3,008,078
CapitaLand Commercial Trust	1,553,160	1,994,920
CapitaLand Ltd.	1,620,630	3,695,730
CapitaLand Mall Trust	1,489,600	2,470,192
City Developments Ltd.	275,478	1,642,320
ComfortDelGro Corp. Ltd.	1,277,539	2,017,930
DBS Group Holdings Ltd.	1,099,709	19,123,769
Genting Singapore Ltd.	3,704,225	2,651,550
Golden Agri-Resources Ltd.	4,570,643	820,613

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Jardine Cycle & Carriage Ltd.	56,295	$1,457,417
Keppel Corp. Ltd.	906,942	3,937,224
Oversea-Chinese Banking Corp. Ltd.	1,940,587	16,051,733
SATS Ltd.	368,198	1,261,102
Sembcorp Industries Ltd.	546,686	1,018,534
Singapore Airlines Ltd.	325,260	2,247,041
Singapore Exchange Ltd.	472,626	2,476,944
Singapore Press Holdings Ltd.	770,385	1,327,555
Singapore Technologies Engineering Ltd.	991,279	2,541,136
Singapore Telecommunications Ltd.	4,898,146	10,541,955
Suntec Real Estate Investment Trust	1,227,100	1,600,677
United Overseas Bank Ltd.	829,505	15,005,735
UOL Group Ltd.	284,399	1,293,427
Venture Corp. Ltd.	158,227	1,624,488
Wilmar International Ltd.	1,186,683	2,717,559

		102,527,629

Spain — 3.1%
ACS Actividades de Construccion y Servicios SA	155,368	6,013,870
Aena SME SA(e)	40,835	6,344,599
Amadeus IT Group SA	269,931	18,781,136
Banco Bilbao Vizcaya Argentaria SA	4,042,236	21,471,599
Banco de Sabadell SA	3,459,371	3,958,282
Banco Santander SA	9,866,921	44,805,610
Bankia SA	788,822	2,307,950
Bankinter SA	430,216	3,452,099
CaixaBank SA	2,209,376	8,001,104
Enagas SA	113,468	3,067,270
Endesa SA	188,106	4,337,849
Ferrovial SA	299,259	6,060,800
Grifols SA	190,835	5,009,759
Iberdrola SA	3,697,532	29,690,734
Industria de Diseno Textil SA	657,200	16,774,809
Mapfre SA	597,574	1,587,103
Naturgy Energy Group SA	224,408	5,724,808
Red Electrica Corp. SA	261,700	5,835,964
Repsol SA	828,044	13,312,502
Siemens Gamesa Renewable Energy SA(c)(d)	140,148	1,706,362
Telefonica SA	2,838,432	23,892,198

		232,136,407

Sweden — 2.5%
Alfa Laval AB	170,326	3,661,544
Assa Abloy AB, Class B	601,651	10,773,639
Atlas Copco AB, A Shares	414,288	9,884,095
Atlas Copco AB, B Shares	239,279	5,243,026
Boliden AB	174,905	3,790,019
Electrolux AB, Class B	154,944	3,266,023
Epiroc AB, Class A(c)	389,531	3,702,341
Epiroc AB, Class B(c)	233,340	2,082,879
Essity AB, Class B	374,170	9,197,650
Hennes & Mauritz AB, Class B	541,709	7,703,684
Hexagon AB, Class B	158,289	7,317,311
Husqvarna AB, Class B	229,890	1,706,688
ICA Gruppen AB	44,657	1,595,330
Industrivarden AB, Class C	96,303	1,949,758
Investor AB, Class B	274,831	11,678,756
Kinnevik AB, Class B	150,884	3,651,295
L E Lundbergforetagen AB, B Shares	41,054	1,212,371
Lundin Petroleum AB	114,943	2,870,595
Millicom International Cellular SA, SDR	38,915	2,462,374
Sandvik AB	698,861	10,013,467
Securitas AB, Class B	195,754	3,153,579
Skandinaviska Enskilda Banken AB, Class A	968,932	9,418,885
Skanska AB, Class B	214,983	3,427,950

Security	Shares	Value

Sweden (continued)
SKF AB, Class B	241,504	$3,670,532
Svenska Handelsbanken AB, Class A	910,976	10,135,223
Swedbank AB, Class A	547,902	12,246,235
Swedish Match AB	108,013	4,252,193
Tele2 AB, Class B	310,725	3,962,920
Telefonaktiebolaget LM Ericsson, Class B	1,880,348	16,644,760
Telia Co. AB	1,722,443	8,193,467
Volvo AB, Class B	948,280	12,416,827

		191,285,416

Switzerland — 9.3%
ABB Ltd., Registered Shares	1,117,043	21,331,163
Adecco SA, Registered Shares	97,511	4,583,249
Baloise Holding AG, Registered Shares	28,650	3,955,440
Barry Callebaut AG, Registered Shares	1,250	1,950,826
Chocoladefabriken Lindt & Spruengli AG	670	4,163,289
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	61	4,549,089
Cie Financiere Richemont SA, Registered Shares	321,657	20,742,890
Clariant AG, Registered Shares(c)	118,082	2,177,636
Coca-Cola HBC AG(c)	130,296	4,077,964
Credit Suisse Group AG, Registered Shares(c)	1,570,899	17,172,581
Dufry AG, Registered Shares(c)	20,042	1,908,447
EMS-Chemie Holding AG, Registered Shares	4,974	2,368,207
Ferguson PLC	143,091	9,143,257
Geberit AG, Registered Shares	22,799	8,878,399
Givaudan SA, Registered Shares	5,610	13,007,736
Glencore PLC	6,937,955	25,795,767
Julius Baer Group Ltd.(c)	133,922	4,772,512
Kuehne + Nagel International AG, Registered Shares	31,915	4,108,309
LafargeHolcim Ltd., Registered Shares(c)	294,264	12,143,848
Lonza Group AG, Registered Shares(c)	45,391	11,799,602
Nestle SA, Registered Shares	1,863,444	151,242,232
Novartis AG, Registered Shares	1,318,970	112,962,117
Pargesa Holding SA, Bearer Shares	21,600	1,557,838
Partners Group Holding AG(d)	10,551	6,418,662
Roche Holding AG	427,420	106,110,792
Schindler Holding AG, Participation Certificates	24,045	4,774,207
Schindler Holding AG, Registered Shares	11,933	2,319,312
SGS SA, Registered Shares	3,266	7,351,834
Sika AG, Registered Shares	80,052	10,168,489
Sonova Holding AG, Registered Shares	32,984	5,424,091
STMicroelectronics NV	412,837	5,851,385
Straumann Holding AG, Registered Shares	6,647	4,197,998
Swatch Group AG, Bearer Shares	19,098	5,573,897
Swatch Group AG, Registered Shares	33,899	1,960,779
Swiss Life Holding AG, Registered Shares(c)	20,973	8,094,936
Swiss Prime Site AG, Registered Shares(c)	44,890	3,636,141
Swiss Re AG	186,675	17,174,162
Swisscom AG, Registered Shares	15,808	7,555,856
Temenos AG, Registered Shares(c)	34,915	4,195,483
UBS Group AG, Registered Shares(c)	2,346,910	29,273,570
Vifor Pharma AG	29,090	3,165,439
Zurich Insurance Group AG	92,076	27,446,803

		705,086,234

United Arab Emirates — 0.0%
NMC Health PLC	64,907	2,265,334

United Kingdom — 14.7%
3i Group PLC	587,227	5,794,296
Admiral Group PLC	125,222	3,267,501
Anglo American PLC	639,184	14,292,577
Ashtead Group PLC	294,756	6,148,426
Associated British Foods PLC	215,698	5,621,852
AstraZeneca PLC	770,671	57,527,448

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Auto Trader Group PLC(e)	594,357	$3,449,285
Aviva PLC	2,413,264	11,549,875
Babcock International Group PLC	179,832	1,121,662
BAE Systems PLC	1,924,885	11,258,369
Barclays PLC	10,346,975	19,796,542
Barratt Developments PLC	587,958	3,468,201
Berkeley Group Holdings PLC	72,147	3,199,942
BP PLC	12,153,926	76,833,320
British American Tobacco PLC	1,391,775	44,284,907
British Land Co. PLC	547,741	3,724,783
BT Group PLC	5,169,021	15,716,891
Bunzl PLC	202,795	6,124,166
Burberry Group PLC	250,545	5,501,717
Carnival PLC	107,218	5,148,801
Centrica PLC	3,374,929	5,821,654
Coca-Cola European Partners PLC(c)	137,490	6,303,916
Compass Group PLC	957,440	20,149,151
ConvaTec Group PLC(e)	758,521	1,343,568
Croda International PLC	77,579	4,633,089
Diageo PLC	1,497,045	53,495,999
Direct Line Insurance Group PLC	874,377	3,554,293
easyJet PLC	89,168	1,256,452
Experian PLC	557,232	13,508,369
Fiat Chrysler Automobiles NV(c)	669,653	9,655,294
G4S PLC	965,391	2,436,951
GlaxoSmithKline PLC	3,017,528	57,508,101
Hammerson PLC	478,277	2,013,510
Hargreaves Lansdown PLC	167,661	3,954,281
HSBC Holdings PLC	12,110,695	99,909,977
Imperial Brands PLC	585,429	17,768,772
Informa PLC	759,358	6,095,159
InterContinental Hotels Group PLC	108,923	5,891,952
International Consolidated Airlines Group SA	394,326	3,126,117
Intertek Group PLC	97,181	5,947,751
Investec PLC	417,743	2,348,434
ITV PLC	2,122,336	3,378,041
J. Sainsbury PLC	1,131,835	3,826,167
John Wood Group PLC	427,363	2,749,633
Johnson Matthey PLC	115,421	4,121,179
Kingfisher PLC	1,259,029	3,310,353
Land Securities Group PLC	435,749	4,474,205
Legal & General Group PLC	3,703,729	10,912,551
Lloyds Banking Group PLC	43,293,085	28,537,921
London Stock Exchange Group PLC	193,568	10,042,411
Marks & Spencer Group PLC	927,734	2,909,740
Meggitt PLC	504,935	3,033,161
Melrose Industries PLC	2,939,745	6,141,431
Merlin Entertainments PLC(e)	393,416	1,593,558
Micro Focus International PLC	268,913	4,710,984
Mondi PLC	215,877	4,496,227
National Grid PLC	2,082,351	20,372,305
Next PLC	82,377	4,194,376
Pearson PLC	468,673	5,614,649
Persimmon PLC	198,806	4,895,752
Prudential PLC	1,577,016	28,159,907
Reckitt Benckiser Group PLC	409,333	31,345,210
RELX PLC	1,201,356	24,772,427
Rio Tinto Ltd.	224,394	12,419,310
Rio Tinto PLC	715,514	34,267,675
Rolls-Royce Holdings PLC	1,039,416	10,950,247
Royal Bank of Scotland Group PLC	2,948,044	8,178,038
Royal Mail PLC	533,935	1,853,226
RSA Insurance Group PLC	618,853	4,061,381
Sage Group PLC	655,252	5,025,414
Schroders PLC	83,056	2,586,679

Security	Shares	Value

United Kingdom (continued)
Segro PLC	602,905	$4,526,092
Severn Trent PLC	150,335	3,484,866
Shire PLC	557,553	32,442,661
Smith & Nephew PLC	540,171	10,111,277
Smiths Group PLC	232,152	4,041,525
SSE PLC	623,855	8,615,176
St. James’s Place PLC	317,204	3,820,344
Standard Chartered PLC	1,702,084	13,228,015
Standard Life Aberdeen PLC	1,385,722	4,537,330
Taylor Wimpey PLC	2,090,111	3,634,405
Tesco PLC	5,973,176	14,485,911
Unilever PLC	690,542	36,255,368
United Utilities Group PLC	400,704	3,767,616
Vodafone Group PLC	16,287,632	31,667,856
Weir Group PLC	147,810	2,447,622
Whitbread PLC	111,098	6,487,766
WM Morrison Supermarkets PLC	1,323,533	3,598,081
Worldpay, Inc., Class A(c)	2	155
WPP PLC	776,024	8,445,461

		1,119,085,036

Total Common Stocks — 99.4% (Cost — $7,279,990,007)		7,574,078,345

Preferred Securities — 0.6%

Preferred Stocks

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares, 0.00%	34,597	2,467,171
Fuchs Petrolub SE, Preference Shares, 0.00%	38,917	1,608,909
Henkel AG & Co. KGaA, Preference Shares, 0.00%	107,762	11,770,734
Porsche Automobil Holding SE, Preference Shares, 0.00%	89,850	5,284,284
Sartorius AG, Preference Shares, 0.00%	21,872	2,722,123
Volkswagen AG, Preference Shares, 0.00%	111,883	17,840,357

		41,693,578

Total Preferred Securities — 0.6% (Cost — $40,371,486)		41,693,578

Rights — 0.0%

Spain — 0.0%
Repsol SA (Expires 01/14/19)(c)	828,044	379,492

Total Rights — 0.0% (Cost — $386,594)		379,492

Total Long-Term Investments — 100.0% (Cost — $7,320,748,087)		7,616,151,415

Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.58%(f)(g)(h)	$28,516,828	28,519,680

Total Short-Term Securities — 0.4% (Cost — $28,519,282)		28,519,680

Total Investments — 100.4% (Cost — $7,349,267,369)		7,644,671,095

Liabilities in Excess of Other Assets — (0.4)%		(27,971,427)

Net Assets — 100.0%		$7,616,699,668

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.
(g)	Annualized 7-day yield as of period end.

(h)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	49,359,160	—	(20,842,332	)(b)	28,516,828	$28,519,680	$803,747	(c)	$5,045	$2,025
BlackRock Cash Funds: Treasury, SL Agency Shares	31,372,620	—	(31,372,620	)(b)	—	$—	$404,457		$—	$—
iShares MSCI EAFE ETF	—	28,178,120	(28,178,120)		—	$—	$133,015		$(8,472,210)	$—

						$28,519,680	$1,341,219		$(8,467,165)	$2,025

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
NIikkei 225 Index	174	03/07/19	$15,824	$(55,540)
Euro Stoxx 50 Index	753	03/15/19	25,658	(365,526)
FTSE 100 Index	180	03/15/19	15,278	(110,266)
SPI 200 Index	81	03/21/19	7,932	69,191

				$(462,141)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Currency Contracts	Interest rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$—	$—	$69,191	$—	$—	$—	$69,191

Liabilities — Derivative Financial Instruments
Futures Contracts
Net unrealized depreciation(a)	$—	$—	$531,332	$—	$—	$—	$531,332

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Currency Contracts	Interest rate Contracts	Other Contracts	Total
Net Realized Gain (loss) from:
Futures Contracts	$—	$—	$(14,413,271)	$—	$—	$—	$(14,413,271)

Net change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$(759,176)	$—	$—	$—	$(759.176)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$162,900,284

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$5,739,750	$533,247,378	$11	$538,987,139
Austria	—	18,446,155	—	18,446,155
Belgium	—	72,156,457	—	72,156,457
Chile	—	2,392,642	—	2,392,642
China	2,665,361	2,842,149	—	5,507,510
Denmark	—	133,826,623	—	133,826,623
Finland	—	95,488,543	—	95,488,543
France	11,346,608	814,167,937	—	825,514,545
Germany	5,676,017	621,465,077	—	627,141,094
Hong Kong	2,692,177	289,858,248	—	292,550,425
Ireland	8,188,647	44,028,498	—	52,217,145
Isle of Man	—	3,032,929	—	3,032,929
Israel	17,118,129	21,690,599	—	38,808,728
Italy	—	149,944,862	—	149,944,862
Japan	—	1,846,807,236	—	1,846,807,236
Luxembourg	—	15,765,237	—	15,765,237
Mexico	—	1,642,428	—	1,642,428
Netherlands	15,490,659	400,778,415	—	416,269,074
New Zealand	1,403,094	16,006,685	—	17,409,779
Norway	—	55,799,745	—	55,799,745
Portugal	—	11,983,992	1	11,983,993
Singapore	—	102,527,629	—	102,527,629
Spain	—	232,136,407	—	232,136,407
Sweden	—	191,285,416	—	191,285,416
Switzerland	4,549,089	700,537,145	—	705,086,234
United Arab Emirates	—	2,265,334	—	2,265,334
United Kingdom	6,303,917	1,112,781,119	—	1,119,085,036
Preferred Stocks	—	41,693,578	—	41,693,578
Rights	379,492	—	—	379,492
Short-Term Securities	28,519,680	—	—	28,519,680

	$110,072,620	$7,534,598,463	$12	$7,644,671,095

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	iShares MSCI EAFE International Index Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$69,191	$—	$—	$69,191
Liabilities:
Equity contracts	(531,332)	—	—	(531,332)

	$(462,141)	$—	$—	$(462,141)

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfer Out of Level 1 (a)	Transfer Into Level 2 (a)
Assets:
Investments:
Common Stocks:
Austria	$(10,381,762)	$10,381,762
Belgium	(3,299,932)	3,299,932
Denmark	(20,833,994)	20,833,994
Finland	(9,830,051)	9,830,051
France	(32,406,257)	32,406,257
Germany	(4,361,867)	4,361,867
Hong Kong	(40,601,110)	40,601,110
Ireland	(21,229,964)	21,229,964
Israel	(2,670,427)	2,670,427
Italy	(2,749,023)	2,749,023
Japan	(34,326,464)	34,326,464
Netherlands	(4,465,620)	4,465,620
New Zealand	(5,233,827)	5,233,827
Portugal	(8,818,657)	8,818,657
Singapore	(1,985,600)	1,985,600
Sweden	(3,146,139)	3,146,139
Switzerland	(13,821,264)	13,821,264
United Kingdom	(115,454,903)	115,454,903

	$(335,616,861)	$335,616,861

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $27,447,246)(a)	$7,616,151,415	$—
Investments at value — Master Small Cap Index Series	—	1,667,179,986
Investments at value — affiliated(b)	28,519,680	—
Foreign currency at value(c)	28,260,125	—
Cash pledged for futures contracts	3,960,795	—
Receivables:
Investments sold	6,281,067	—
Capital shares sold	50,382,906	7,089,054
Dividends — unaffiliated	25,303,936	—
Dividends — affiliated	6,102	—
From the Administrator/Manager	589,334	44,920
Securities lending income — affiliated	23,155	—
Withdrawals from the Master Small Cap Index Series	—	14,356,695
Deferred offering costs	26,855	26,855
Prepaid expenses	107,382	51,444

Total assets	7,759,612,752	1,688,748,954

LIABILITIES
Cash collateral on securities loaned at value	28,517,632	—
Bank overdraft	16,470,894	16,995
Payables:
Investments purchased	405,916	—
Board realignment and consolidation	589,334	44,920
Capital shares redeemed	95,008,601	21,441,239
Investment advisory fees	67,281	27
Offering costs	42,941	42,941
Directors’ and Officer’s fees	47,161	—
Professional fees	55,229	—
Variation margin on futures contracts	459,759	—
Service fees	97,725	117,460
Other affiliates	33,250	—
Other accrued expenses	1,117,361	181,880

Total liabilities	142,913,084	21,845,462

NET ASSETS	$7,616,699,668	$1,666,903,492

NET ASSETS CONSIST OF
Paid-in capital	$8,170,577,119	$1,758,247,333
Accumulated loss	(553,877,451)	(91,343,841)

Net Assets	$7,616,699,668	$1,666,903,492

FINANCIAL STATEMENTS	21

Statements of Assets and Liabilities  (continued)

December 31, 2018

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$753,658,762	$200,989,720

Shares outstanding, $0.0001 par value	64,108,111	11,916,923

Net asset value	$11.76	$16.87

Shares authorized	1.208 billion	208 million

Investor A
Net assets	$305,042,832	$254,591,613

Shares outstanding, $0.0001 par value	26,103,520	15,077,940

Net asset value	$11.69	$16.89

Shares authorized	208 million	208 million

Class K
Net assets	$6,420,731,926	$945,928,659

Shares outstanding, $0.0001 par value	545,759,860	55,932,691

Net asset value	$11.76	$16.91

Shares authorized	1.208 billion	1.208 billion

Investor P
Net assets	$137,266,148	$265,393,500

Shares outstanding, $0.0001 par value	11,784,911	15,760,263

Net asset value	$11.65	$16.84

Shares authorized	2 billion	2 billion

(a) Investments at cost — unaffiliated	$7,320,748,087	$—
(b) Investments at cost — affiliated	$28,519,282	$—
(c) Foreign currency at cost	$28,121,584	$—

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2018

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$373,506,473	$—
Securities lending income — affiliated — net	803,747	—
Dividends — affiliated	537,472	—
Interest — unaffiliated	7,629	—
Foreign taxes withheld	(30,845,569)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	17,851,514
Dividends — affiliated	—	307,059
Securities lending income — affiliated — net	—	1,433,919
Interest — unaffiliated	—	12,271
Foreign taxes withheld	—	(8,998)
Expenses	—	(412,732)
Fees waived	—	16,751

Total investment income	344,009,752	19,199,784

EXPENSES
Investment advisory	1,088,114	—
Administration	—	514,237
Service and distribution — class specific	925,844	813,427
Transfer agent — class specific	1,222,720	325,557
Accounting services	1,134,663	4,490
Custodian	1,112,904	—
Directors and Officer	192,157	508
Offering	18,109	18,109
Printing	170,342	43,757
Registration	568,132	167,512
Board realignment and consolidation	589,334	44,920
Reorganization costs	166,856	172,125
Professional	122,808	65,279
Miscellaneous	201,884	14,242

Total expenses	7,513,867	2,184,163
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(781,294)	(540,926)
Other expenses reimbursed	(5,155)	—
Transfer agent fees waived and/or reimbursed — class specific	(6,732)	(85,793)

Total expenses after fees waived and/or reimbursed	6,720,686	1,557,444

Net investment income	337,289,066	17,642,340

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(555,331,625)	—
Investments — affiliated	(8,467,165)	—
Futures contracts	(14,413,271)	—
Foreign currency transactions	(8,098,785)	—
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	45,043,100
Investments — affiliated	—	(1,207,278)
Futures contracts	—	(5,133,548)
Foreign currency transactions	—	40
Swaps	—	(373,734)

	(586,310,846)	38,328,580

Net change in unrealized appreciation (depreciation) from:
Investments — unaffiliated	(1,183,376,263)	—
Investments — affiliated	2,025	—
Futures contracts	(759,176)	—
Foreign currency translations	(1,416,157)	—
Net change in unrealized appreciation (depreciation) allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	(296,593,387)
Investments — affiliated	—	(509,963)
Futures contracts	—	127,155
Foreign currency translations	—	(232)
Swaps	—	(191,474)

	(1,185,549,571)	(297,167,901)

Net realized and unrealized loss	(1,771,860,417)	(258,839,321)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,434,571,351)	$(241,196,981)

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	iShares MSCI EAFE International Index Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$337,289,066	$225,974,925
Net realized gain (loss)	(586,310,846)	6,317,117
Net change in unrealized appreciation (depreciation)	(1,185,549,571)	1,445,707,977

Net increase (decrease) in net assets resulting from operations	(1,434,571,351)	1,678,000,019

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income
Institutional	(31,056,943)	(16,771,562)
Investor A .	(12,478,689)	(8,109,165)
Class K	(295,243,133)	(227,191,990)
Investor P .	(5,990,065)	—
From return of capital
Institutional	(27,464)	—
Investor A .	(12,803)	—
Class K	(353,907)	—
Investor P .	(634)	—

Decrease in net assets resulting from distributions to shareholders	(345,163,638)	(252,072,717)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,192,655,494)	4,232,876,805

NET ASSETS(b)
Total increase (decrease) in net assets	(2,972,390,483)	5,658,804,107
Beginning of year	10,589,090,151	4,930,286,044

End of year	$7,616,699,668	$10,589,090,151

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Russell 2000 Small-Cap Index Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,642,340	$8,186,098
Net realized gain	38,328,580	16,647,042
Net change in unrealized appreciation (depreciation)	(297,167,901)	70,891,697

Net increase (decrease) in net assets resulting from operations	(241,196,981)	95,724,837

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(7,927,401)	(5,090,223)
Investor A	(9,765,499)	(7,213,298)
Class K	(37,062,473)	(14,348,571)
Investor P	(10,799,093)	—

Decrease in net assets resulting from distributions to shareholders	(65,554,466)	(26,652,092)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,081,493,624	416,788,798

NET ASSETS(b)
Total increase in net assets	774,742,177	485,861,543
Beginning of year	892,161,315	406,299,772

End of year	$1,666,903,492	$892,161,315

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of year	$14.18		$11.60	$11.81		$12.21		$13.11

Net investment income(a)	0.42		0.39	0.28		0.34		0.24
Net realized and unrealized gain (loss)	(2.31)		2.53	(0.16)		(0.46)		(1.04)

Net increase (decrease) from investment operations	(1.89)		2.92	0.12		(0.12)		(0.80)

Distributions(b)
From net investment income	(0.53)		(0.34)	(0.33)		(0.28)		(0.10)
From return of capital	(0.00	)(c)	—	—		—		—

Total distributions	(0.53)		(0.34)	(0.33)		(0.28)		(0.10)

Net asset value, end of year	$11.76		$14.18	$11.60		$11.81		$12.21

Total Return(d)
Based on net asset value	(13.37)%		25.24%	0.99%		(0.91)%		(6.13)%

Ratios to Average Net Assets(e)
Total expenses	0.11	%(f)(g)	0.09%	0.15	%(h)	0.12	%(h)	0.16	%(h)

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.10	%(f)(g)	0.09%	0.11	%(h)	0.09	%(h)	0.11	%(h)

Net investment income	3.02	%(f)	2.92%	2.44	%(h)	2.68	%(h)	1.91	%(h)

Supplemental Data
Net assets, end of year (000)	$753,659		$705,986	$649,763		$2,702,936		$1,764,794

Portfolio turnover rate	43%		23%	42	%(i)	9	%(j)	6	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	0.16%	0.13%	0.17%

(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(j)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of year	$14.09		$11.54	$11.75		$12.12		$13.02

Net investment income(a)	0.38		0.34	0.32		0.32		0.41
Net realized and unrealized gain (loss)	(2.28)		2.52	(0.23)		(0.46)		(1.25)

Net increase (decrease) from investment operations	(1.90)		2.86	0.09		(0.14)		(0.84)

Distributions(b)
From net investment income	(0.50)		(0.31)	(0.30)		(0.23)		(0.06)
From return of capital	(0.00	)(c)	—	—		—		—

Total distributions	(0.50)		(0.31)	(0.30)		(0.23)		(0.06)

Net asset value, end of year	$11.69		$14.09	$11.54		$11.75		$12.12

Total Return(d)
Based on net asset value	(13.57)%		24.84%	0.78%		(1.14)%		(6.45)%

Ratios to Average Net Assets(e)
Total expenses	0.36	%(f)(g)	0.36%	0.38	%(h)	0.42	%(h)	0.52	%(h)

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.36	%(f)(g)	0.35%	0.37	%(h)	0.37	%(h)	0.43	%(h)

Net investment income	2.74	%(f)	2.60%	2.78	%(h)	2.54	%(h)	3.13	%(h)

Supplemental Data
Net assets, end of year (000)	$305,043		$373,846	$238,053		$168,008		$332,475

Portfolio turnover rate	43%		23%	42	%(i)	9	%(j)	6	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	0.39%	0.43%	0.53%

(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(j)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Class K

	Year Ended December 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of year	$14.18		$11.61	$11.82		$12.21		$13.11

Net investment income(a)	0.43		0.38	0.38		0.28		0.34
Net realized and unrealized gain (loss)	(2.31)		2.54	(0.26)		(0.38)		(1.14)

Net increase (decrease) from investment operations	(1.88)		2.92	0.12		(0.10)		(0.80)

Distributions(b)
From net investment income	(0.54)		(0.35)	(0.33)		(0.29)		(0.10)
From return of capital	(0.00	)(c)	—	—		—		—

Total distributions	(0.54)		(0.35)	(0.33)		(0.29)		(0.10)

Net asset value, end of year	$11.76		$14.18	$11.61		$11.82		$12.21

Total Return(d)
Based on net asset value	(13.33)%		25.17%	1.03%		(0.81)%		(6.12)%

Ratios to Average Net Assets(e)
Total expenses	0.06	%(f)(g)	0.06%	0.07	%(h)	0.12	%(h)	0.15	%(h)

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.05	%(f)(g)	0.06%	0.07	%(h)	0.07	%(h)	0.11	%(h)

Net investment income	3.12	%(f)	2.80%	3.25	%(h)	2.25	%(h)	2.65	%(h)

Supplemental Data
Net assets, end of year (000)	$6,420,732		$9,509,257	$4,042,470		$113,314		$16,014

Portfolio turnover rate	43%		23%	42	%(i)	9	%(j)	6	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	0.08%	0.13%	0.16%

(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(j)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$13.87

Net investment income(b)	0.01
Net realized and unrealized (loss)	(1.70)

Net decrease from investment operations	(1.69)

Distributions(c)
From net investment income	(0.53)
From return of capital	(0.00	)(d)

Total distributions	(0.53)

Net asset value, end of period	$11.65

Total Return(e)(f)
Based on net asset value	(12.25)%

Ratios to Average Net Assets(g)
Total expenses	0.33	%(h)(i)

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.32	%(i)

Net investment income	0.23%

Supplemental Data
Net assets, end of period (000)	$137,266

Portfolio turnover rate	43%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Aggregate total return.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$19.72		$17.76	$15.32		$16.60	$17.51

Net investment income(a)	0.28		0.25	0.23		0.24	0.20
Net realized and unrealized gain (loss)	(2.40)		2.34	3.03		(0.97)	0.56

Net increase (decrease) from investment operations	(2.12)		2.59	3.26		(0.73)	0.76

Distributions:(b)
From net investment income	(0.20)		(0.21)	(0.22)		(0.14)	(0.26)
From net realized gain	(0.53)		(0.42)	(0.60)		(0.41)	(1.41)

Total distributions	(0.73)		(0.63)	(0.82)		(0.55)	(1.67)

Net asset value, end of year	$16.87		$19.72	$17.76		$15.32	$16.60

Total Return(c)
Based on net asset value	(10.94)%		14.55%	21.33%		(4.43)%	4.81%

Ratios to Average Net Assets(d)(e)
Total expenses	0.18	%(f)	0.18%	0.19	%(g)	0.22%	0.35%

Total expenses after fees waived and/or reimbursed	0.12	%(f)	0.11%	0.14	%(g)	0.16%	0.23%

Net investment income	1.38%		1.36%	1.44	%(g)	1.47%	1.17%

Supplemental Data
Net assets, end of year (000)	$200,990		$167,351	$229,491		$148,148	$46,988

Portfolio turnover rate of the Series	28%		30%	39%		37%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$19.74		$17.78	$15.34		$16.61	$17.52

Net investment income(a)	0.22		0.21	0.18		0.18	0.16
Net realized and unrealized gain (loss)	(2.40)		2.34	3.03		(0.95)	0.56

Net increase (decrease) from investment operations	(2.18)		2.55	3.21		(0.77)	0.72

Distributions:(b)
From net investment income	(0.14)		(0.17)	(0.17)		(0.09)	(0.22)
From net realized gain	(0.53)		(0.42)	(0.60)		(0.41)	(1.41)

Total distributions	(0.67)		(0.59)	(0.77)		(0.50)	(1.63)

Net asset value, end of year	$16.89		$19.74	$17.78		$15.34	$16.61

Total Return(c)
Based on net asset value	(11.19)%		14.35%	21.04%		(4.66)%	4.54%

Ratios to Average Net Assets(d)(e)
Total expenses	0.43	%(f)	0.45%	0.49	%(g)	0.53%	0.63%

Total expenses after fees waived and/or reimbursed	0.37	%(f)	0.37%	0.41	%(g)	0.43%	0.48%

Net investment income	1.08%		1.13%	1.14	%(g)	1.09%	0.95%

Supplemental Data
Net assets, end of year (000)	$254,591		$249,980	$116,722		$87,930	$83,859

Portfolio turnover rate of the Series	28%		30%	39%		37%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$19.77		$17.79	$15.35		$16.62	$17.53

Net investment income(a)	0.30		0.27	0.24		0.25	0.23
Net realized and unrealized gain (loss)	(2.43)		2.34	3.02		(0.97)	0.54

Net increase (decrease) from investment operations	(2.13)		2.61	3.26		(0.72)	0.77

Distributions:(b)
From net investment income	(0.20)		(0.21)	(0.22)		(0.14)	(0.27)
From net realized gain	(0.53)		(0.42)	(0.60)		(0.41)	(1.41)

Total distributions	(0.73)		(0.63)	(0.82)		(0.55)	(1.68)

Net asset value, end of year	$16.91		$19.77	$17.79		$15.35	$16.62

Total Return(c)
Based on net asset value	(10.93)%		14.69%	21.32%		(4.41)%	4.87%

Ratios to Average Net Assets(d)(e)
Total expenses	0.11	%(f)	0.14%	0.17	%(g)	0.21%	0.32%

Total expenses after fees waived and/or reimbursed	0.07	%(f)	0.07%	0.10	%(g)	0.13%	0.18%

Net investment income	1.44%		1.40%	1.48	%(g)	1.50%	1.35%

Supplemental Data
Net assets, end of year (000)	$945,929		$474,830	$60,086		$8,338	$2,617

Portfolio turnover rate of the Series	28%		30%	39%		37%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (concluded)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$21.76

Net investment income(b)	0.17
Net realized and unrealized (loss)	(4.38)

Net increase (decrease) from investment operations	(4.21)

Distributions:(c)
From net investment income	(0.19)
From net realized gain	(0.52)

Total distributions	(0.71)

Net asset value, end of period	$16.84

Total Return(d)(e)
Based on net asset value	(19.49)%

Ratios to Average Net Assets(f)
Total expenses	0.39	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.35	%(g)(h)

Net investment income	2.12%

Supplemental Data
Net assets, end of period (000)	$265,393

Portfolio turnover rate of the Series	28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Aggregate total return.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Annualized.
(g)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

1.	ORGANIZATION

iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund are each a series of BlackRock Index Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI EAFE International Index Fund	International Index	Diversified
iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. As of December 31, 2018, the percentage of the Series owned by the Small Cap Index was 72.2%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Small Cap Index’s financial statements.

Prior to August 1, 2016, International Index invested all of its assets in Master International Index Series (“Master International Index”), an affiliate of International Index, which had the same investment objective and strategies as International Index. The value of International Index’s investment in Master International Index reflected International Index’s proportionate interest in the net assets of Master International Index. The performance of International Index was directly affected by the performance of Master International Index.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear certain expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Corporation and Board of Directors of Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	No	No	None
Investor P Shares(a)	Yes	No	None

(a)	Investor P Shares commenced operations on August 6, 2018.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager” and/or the “Administrator”) or its affiliates are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board and shareholders of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and the shareholders of State Farm International Index Fund (the “International Target Fund”) approved the reorganization of the International Target Fund into International Index. As a result, the International Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the International Target Fund in exchange for an equal aggregate value of newly-issued share of the International Index.

Each shareholder of the International Target Fund received share of International Index in an amount equal to the aggregate net asset value (“NAV”) of the shareholder International Target Fund share, as determined at the close of business on November 16, 2018.

The reorganization was accomplished by a tax-free exchange of share of International Fund in the following amounts and at the following conversion ratio:

International Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	International Index Share Class	Shares of the Fund
Premier	7,025,140.2220	0.89467166	Investor P	6,285,193.864
Premier	166,709.9140	0.89469954	Investor A	149,155.283
Legacy Class B	61,463.3420	0.92581919	Investor P	56,903.942
Legacy Class B	4,282.9220	0.92584804	Investor A	3,965.335
Class A	4,891,156.0400	0.89673570	Investor P	4,386,074.235
Class A	153,458.9890	0.89676364	Investor A	137,616.442
Class B	62,767.8450	0.91927657	Investor P	57,701.009
Class B	2,936.6980	0.91930521	Investor A	2,699.722
Institutional	3,670,218.8870	0.89050926	Institutional	3,268,363.905
Class R-1	120,205.5860	0.90066906	Investor P	108,265.452
Class R-2	533,637.5540	0.89485080	Investor P	477,525.992
Class R-3	118,219.1110	0.89274156	Institutional	105,539.114

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The International Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$193,446,599
Paid-in-capital	179,663,354
Accumulated earnings	13,783,245

For financial reporting purposes, assets received and shares issued by the International Index were recorded at fair value. However, the cost basis of the investments received from the International Target Fund was carried forward to align ongoing reporting of the International Index realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the International Index before the acquisition were $9,759,121,537. The aggregate net assets of the International Index immediately after the acquisition amounted to $9,952,568,136. The International Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm International Index Fund	$190,381,092	$171,610,706

The purpose of the transaction was to combine the assets of the International Target Fund with the assets of International Index. The reorganization was a tax-free event and closed on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the International Index, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income (loss): $344,168,873

•	Net realized and change in unrealized gain (loss) on investments: $(1,799,889,862)

•	Net increase (decrease) in net assets resulting from operations: $(1,455,720,989)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Index that have been included in the International Index’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by International Index in connection with the reorganization were expensed by International Index. The Manager reimbursed International Index $165,781, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

The Board and shareholders of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and the shareholders of State Farm Small Cap Index Fund (the “Small Cap Target Fund”) approved the reorganization of the Small Cap Target Fund into the Small Cap Index. As a result, the Small Cap Index acquired substantially all of the assets and assumed substantially all of the liabilities of the Small Cap Target Fund in exchange for an equal aggregate value of newly-issued share of the Small Cap Index.

Each shareholder of the Small Cap Target Fund received share of the Small Cap Index in an amount equal to the aggregate net asset value (“NAV”) of the shareholder Small Cap Target Fund share, as determined at the close of business on November 16, 2018.

On November 16, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Small Cap Index to the Series in exchange for an investment in the Series.

The reorganization was accomplished by a tax-free exchange of share of the Small Cap Index in the following amounts and at the following conversion ratio:

Small Cap Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Small Cap Index Share Class	Shares of the Fund
Premier	10,138,288.9280	0.77850573	Investor P	7,892,716.023
Premier	405,404.1800	0.77873781	Investor A	315,703.563
Legacy Class B	134,848.2850	0.76095247	Investor P	102,613.136
Legacy Class B	17,460.3830	0.76117932	Investor A	13,290.482
Class A	8,458,622.1820	0.78780516	Investor P	6,663,746.201
Class A	498,377.0230	0.78804002	Investor A	392,741.039
Class B	96,115.7450	0.77049437	Investor P	74,056.640
Class B	8,407.8400	0.77072407	Investor A	6,480.125
Institutional	5,883,976.9230	0.79470854	Institutional	4,676,046.710
Class R-1	137,387.9650	0.78676965	Investor P	108,092.681
Class R-2	546,102.3290	0.78796680	Investor P	430,310.505
Class R-3	82,919.9910	0.79812922	Institutional	66,180.868

The Small Cap Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$410,734,751
Paid-in-capital	330,355,424
Accumulated earnings	80,379,327

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

For financial reporting purposes, assets received and shares issued by the Small Cap Index were recorded at fair value. However, the cost basis of the investments received from the Small Cap Target Fund was carried forward by the series to align ongoing reporting of the Small Cap Index realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Small Cap Index before the acquisition were $1,613,800,953. The aggregate net assets of the Small Cap Index immediately after the acquisition amounted to $2,024,535,704. The Small Cap Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Small Cap Index Fund	$406,256,934	$326,299,543

The purpose of the transaction was to combine the assets of the Small Cap Target Fund with the assets of Small Cap Index. The reorganization was a tax-free event and closed on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Small Cap Index, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income (loss): $21,165,827.

•	Net realized and change in unrealized gain (loss) on investments: $(248,579,262).

•	Net increase (decrease) in net assets resulting from operations: $(227,413,435).

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Index that have been included in the Small Cap Index Statement of Operations since November 19, 2018.

Reorganization costs incurred by Small Cap Index in connection with the reorganization were expensed by Small Cap Index. The Manager reimbursed Small Cap Index $172,035, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis.

Foreign Currency Translation: International Index’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

International Index does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where International Index enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, International Index may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, International Index may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager and/or Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE generally 4:00 p.m., Eastern time. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small Cap Index’s policy is to value its financial instruments at fair value. Small Cap Index records its investment in the Series at fair value based on the Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of International Index’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the International Index’s net assets. Each business day, International Index uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that International Index might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of International Index’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by International Index. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date International Index is calculating its NAV. This factor may result in a difference between the value of the investment and the price International Index could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that International Index has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including International Index’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with International Index’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: International Index may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with International Index collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by International Index is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of International Index and any additional required collateral is delivered to International Index, or excess collateral returned by International Index, on the next business day. During the term of the loan, International Index is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in International Index’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by International Index under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, International Index, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and International Index can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Index’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-cash Collateral Received, at Fair Value	Net Amount
Credit Suisse Securities (USA) LLC	$14,843,135	$(14,843,135)	$—	$—
Citigroup Global Markets Inc.	2,649,949	(2,649,949)	—	—
Macquarie Bank Limited	917,959	(917,959)	—	—
Morgan Stanley & Co LLC	8,945,432	(8,945,432)	—	—
Wells Fargo Securities LLC	90,771	(90,771)	—	—

	$27,447,246	$(27,447,246)	$—	$—

(a)

Cash collateral with a value of $ 28,517,632 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, International Index benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. International Index could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Index engages in various portfolio investment strategies using derivative contracts both to increase the returns of International Index and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between International Index and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, International Index is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, International Index agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of International Index, entered into an Investment Advisory Agreement with the Manager, International Index’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of International Index’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of International Index. For such services, International Index pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of International Index’s net assets.

With respect to International Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of International Index for which BFA acts as sub-adviser equal to a monthly fee that is, a percentage of the investment advisory fees paid by International Index to the Manager.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Administration: The Corporation, on behalf of Small Cap Index, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee.

Service Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager and/or Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	International Index	Small Cap Index
Investor A	0.25%	0.25%
Investor P	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service fees borne directly by each share class of each Fund:

	International Index	Small Cap Index
Investor A	$882,182	$725,985
Investor P	43,662	87,442
	$925,844	$813,427

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide International Index with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2018, International Index paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$—	$3	$—	$—	$3

The Manager and/or Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, each Fund reimbursed the Manager and/or Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$118	$6,493	$26,864	$—	$33,475
Small Cap Index	714	5,078	2,432	—	8,224

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$436,717	$224,050	$553,833	$8,120	$1,222,720
Small Cap Index	107,366	184,915	17,042	16,234	325,557

Expense Limitations, Waivers and Reimbursements: With respect to International Index, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the Manager waived $16,779 in advisory fees pursuant to this agreement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of International Index’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of International Index. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2018, International Index waived $3,718 fees pursuant to this arrangement.

With respect to each Fund, the Manager and/or Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of each Fund’s average daily net assets are as follows:

Institutional	0.12%
Investor A	0.37
Class K	0.07
Class P	0.37

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager and/or Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2018, the Manager and/or Administrator waived and/or reimbursed the following amounts, which are shown as fees waived and/or reimbursed by the Administrator and/or Manager in the Statements of Operations.

	Institutional	Investor A	Class K	Investor P	Total
International Index	$343	$180	$4,632	$—	$5,155
Small Cap Index	42,081	76,998	198,329	6,563	323,971

For the year ended December 31, 2018, for International Index, the Manager waived and/or reimbursed $5,682, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Administrator and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent fees waived and/or reimbursed

	Institutional	Investor A	Class K	Investor P	Total
International Index	$136	$340	$6,256	$—	$6,732
Small Cap Index	29,045	39,720	17,024	4	85,793

International Index and Small Cap Index have begun to incur expenses in connection with a proposed realignment and consolidation reconfiguration of the boards of directors of certain BlackRock-advised funds. The BlackRock Advisors, LLC (“BAL” or the “Manager” and/or “Administrator”) has voluntarily agreed to reimburse certain funds and International Index and Small Cap Index for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager and/or Administrator in the Statement of Operations. For the year ended December 31, 2018, the amount waived and/or reimbursed was $589,334 and $44,920 for International Index and Small Cap Index, respectively.

The Manager reimbursed for International Index and Small Cap Index $165,781 and $172,035 respectively, for reorganization costs.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the International Index, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. International Index is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees International Index bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. International Index retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, International Index retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, International Index, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by International Index is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2018, International Index paid BTC $182,805 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager and/or Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$214,846,151	$18,593,890	$(2,847,915)

7.	PURCHASES AND SALES

For International Index, for the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities were $4,518,194,625 and $5,860,242,628 respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the non-deductible expenses and the use of equalization were reclassified to the following accounts:

	iShares MSCI EAFE International Index	iShares Russell 2000 Small-Cap Index
Paid-in capital	$(18,109)	$3,713,216
Accumulated Earnings (Loss)	18,109	(3,713,216)

The tax character of distributions paid was as follows:

		iShares MSCI EAFE International Index	iShares Russell 2000 Small-Cap Index (a)
Ordinary income	12/31/18	$344,768,830	$30,322,395
	12/31/17	252,072,717	14,051,708
Long-term capital gains	12/31/18	—	38,963,396
	12/31/17	—	15,439,669
Tax return of capital	12/31/18	394,808	—

Total	12/31/18	$345,163,638	$69,285,791

	12/31/17	$252,072,717	$29,491,377

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net losses were as follows:

	iShares MSCI EAFE International Index	iShares Russell 2000 Small-Cap Index
Capital loss carryforwards	$(585,409,175)	$—
Net unrealized gains (losses)(b)	36,254,568	(88,814,715)
Qualified late-year losses	(4,722,844)	(2,529,126)

Total	$(553,877,451)	$(91,343,841)

(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of income recognition on partnership interests, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts classification of settlement proceeds and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2018, iShares MSCI EAFE International Index Fund had a capital loss carryforward of $585,409,174, with no expiration dates, available to offset future realized capital gains.

As of December 31, 2018, iShares MSCI EAFE International Index Fund’s gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,608,454,238

Gross unrealized appreciation	796,362,169
Gross unrealized depreciation	(760,148,986)

Net unrealized appreciation	$36,213,183

9.	BANK BORROWINGS

The Corporation, on behalf of International Index, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, International Index may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the International Index, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, International Index did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, International Index invests in securities or other instruments and may enter into certain transactions, and such activities subject International Index to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. International Index’s prospectus provides details of the risks to which International Index is subject.

International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. International Index may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause International Index’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of International Index may lose value, regardless of the individual results of the securities and other instruments in which International Index invests.

The price International Index could receive upon the sale of any particular portfolio investment may differ from International Index’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore International Index’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by International Index, and International Index could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. International Index’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: International Index may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. International Index manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the International Index to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of International Index’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by International Index.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to International Index since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

clearinghouse. While offset rights may exist under applicable law, International Index does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to International Index.

Concentration Risk:

International Index invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the International Index’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Index invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the International Index’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
International Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	32,149,256	$431,096,176	30,738,054	$398,951,656
Shares issued in reinvestment of distributions	2,415,327	28,862,839	1,130,219	15,777,865
Shares issued in reorganization	3,373,903	43,679,673	—	—
Shares redeemed	(23,626,064)	(318,767,724)	(38,067,918)	(484,936,705)

Net increase (decrease)	14,312,422	$184,870,964	(6,199,645)	$(70,207,184)

Investor A
Shares sold	11,078,586	$151,939,564	13,993,190	$183,930,491
Shares issued in reinvestment of distributions	1,046,349	12,434,612	582,140	8,074,281
Shares issued in reorganization	293,437	3,767,286	—	—
Shares redeemed	(12,851,181)	(175,919,010)	(8,668,305)	(113,718,058)

Net increase (decrease)	(432,809)	$(7,777,548)	5,907,025	$78,286,714

Class K
Shares sold	298,830,319	$4,137,594,519	392,934,379	$5,166,209,906
Shares issued in reinvestment of distributions	24,047,735	287,862,330	15,812,889	220,747,921
Shares redeemed	(447,546,241)	(5,946,093,723)	(86,492,579)	(1,162,160,552)

Net increase (decrease)	(124,668,187)	$(1,520,636,874)	322,254,689	$4,224,797,275

Investor P
Shares sold	69,862	$870,804	—	$—
Shares issued in reinvestment of distributions	506,182	5,983,078	—	—
Shares issued in reorganization	11,371,665	145,999,640
Shares redeemed	(162,798)	(1,965,558)	—	—

Net increase	11,784,911	$150,887,964	—	$—

Total Net Increase (Decrease)	(99,003,663)	$(1,192,655,494)	321,962,069	$4,232,876,805

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
Small-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,846,086	$75,910,168	5,506,971	$102,815,594
Shares issued in reinvestment of distributions	441,848	7,812,915	254,423	4,993,789
Shares issued in reorganization	4,742,227	93,993,542	—	—
Shares redeemed	(5,597,874)	(113,329,554)	(10,197,970)	(187,582,203)

Net increase (decrease)	3,432,287	$64,387,071	(4,436,576)	$(79,772,820)

Investor A
Shares sold	6,007,538	$122,943,077	8,622,112	$159,274,178
Shares issued in reinvestment of distributions	542,055	9,614,414	360,085	7,076,447
Shares issued in reorganization	728,215	14,412,111	—	—
Shares redeemed	(4,864,627)	(98,251,584)	(2,883,561)	(54,280,644)

Net increase	2,413,181	$48,718,018	6,098,636	$112,069,981

Class K
Shares sold	50,807,052	$1,030,948,264	22,566,145	$420,218,465
Shares issued in reinvestment of distributions	2,088,698	37,057,378	729,051	14,348,570
Shares redeemed	(20,977,651)	(410,587,509)	(2,657,575)	(50,075,398)

Net increase	31,918,099	$657,418,133	20,637,621	$384,491,637

Investor P
Shares sold	120,990	$2,233,494	—	$—
Shares issued in reinvestment of distributions	613,215	10,792,580	—	—
Shares issued in reorganization	15,271,535	302,329,098	—	—
Shares redeemed	(245,477)	(4,384,770)	—	—

Net increase	15,760,263	$310,970,402	—	$—

Total Net Increase	53,523,830	$1,081,493,624	22,299,681	$416,788,798

As of December 31, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund
Investor P	14,420	9,191

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
International Index	Institutional	$16,771,562	$—
	Investor A	8,109,165	—
	Class K	227,191,990	—
Small-Cap Index	Institutional	1,680,080	3,410,143
	Investor A	2,063,099	5,150,199
	Class K	4,819,656	9,528,915

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

Undistributed (distributions in excess of) net investment income as of December 31, 2017 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
International Index	$(20,382,772)
Small-Cap Index	402,544

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund and the Board of Directors of BlackRock Index Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc. (the “Funds”), including the schedule of investments of iShares MSCI EAFE International Index Fund as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

Important Tax Information (unaudited)	BlackRock Index Funds, Inc.

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Payable Date	iShares MSCI EAFE International Index	iShares Russell 2000 Small-Cap Index
Qualified Dividend Income for Individuals(a)(b)	7/20/2018	79.80%	41.40%
	12/17/2018	94.05%	43.57%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	7/20/2018	—	42.32%
	12/17/2018	—	42.32%
Foreign Source Income	12/17/2018	91.89%	—
Foreign Taxes Paid Per Share(c)	12/17/2018	$0.047765	—
Qualified Short-Term Capital Gains for non-U.S. Residents(d)	7/20/2018	—	43.22%
	12/17/2018	—	42.17%

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, iShares Russell 2000 Small-Cap Index Fund distributed long-term capital gains of $0.005190 and $0.380384 per share to shareholders of record on July 18, 2018 and December 13, 2018, respectively.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Series Portfolio Information as of December 31, 2018	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares Russell 2000 ETF	0.4%
Integrated Device Technology, Inc.	0.3
Etsy, Inc.	0.3
Five Below, Inc.	0.3
Haemonetics Corp.	0.3
Ciena Corp.	0.3
Planet Fitness, Inc.	0.3
IDACORP, Inc.	0.3
HubSpot, Inc.	0.3
LivaNova PLC	0.2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	18%
Health Care	15
Industrials	15
Information Technology	14
Consumer Discretionary	12
Real Estate	7
Utilities	4
Materials	4
Energy	3
Communication Services	3
Consumer Staples	3
Short-Term Securities	10
Liabilities in Excess of Other Assets	(8)

For Series compliance purposes, the Series’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SERIES PORTFOLIO INFORMATION	49

Schedule of Investments December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.4%

Advertising Agencies — 0.4%
Boston Omaha Corp., Class A(a)	5,886	$137,733
Cardlytics, Inc.(a)(b)	6,997	75,778
Clear Channel Outdoor Holdings, Inc., Class A	43,536	225,952
Emerald Expositions Events, Inc.	30,695	378,776
Fluent, Inc.(a)	39,852	143,467
MDC Partners, Inc., Class A(a)	69,271	180,797
National CineMedia, Inc.	95,266	617,324
QuinStreet, Inc.(a)(b)	56,270	913,262
Trade Desk, Inc., Class A(a)	42,805	4,967,948
Viad Corp.	25,712	1,287,914

		8,928,951

Aerospace — 1.1%
AAR Corp.	41,529	1,550,693
Aerojet Rocketdyne Holdings, Inc.(a)	93,105	3,280,089
Aerovironment, Inc.(a)(b)	27,242	1,851,094
Astronics Corp.(a)	26,832	817,034
Astronics Corp., Class B(a)	167	5,078
Axon Enterprise, Inc.(a)	73,845	3,230,719
Cubic Corp.	31,990	1,719,143
Ducommun, Inc.(a)	13,664	496,277
Esterline Technologies Corp.(a)	33,614	4,082,420
Kaman Corp.	35,475	1,989,793
Kratos Defense & Security Solutions, Inc.(a)	111,289	1,568,062
Moog, Inc., Class A	41,234	3,194,810
Triumph Group, Inc.	52,150	599,725

		24,384,937

Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	4,103	121,038
Andersons, Inc.	34,955	1,044,805
Cadiz, Inc.(a)(b)	28,221	290,676
Cal-Maine Foods, Inc.	39,410	1,667,043
Calavo Growers, Inc.	20,032	1,461,535
Fresh Del Monte Produce, Inc.	38,448	1,086,925
Limoneira Co.	18,281	357,394
Sanderson Farms, Inc.	26,232	2,604,575

		8,633,991

Air Transport — 0.6%
Air Transport Services Group, Inc.(a)	73,745	1,682,123
Allegiant Travel Co.	16,296	1,633,185
Atlas Air Worldwide Holdings, Inc.(a)	29,919	1,262,283
Bristow Group, Inc.(a)(b)	40,214	97,720
Era Group, Inc.(a)	24,334	212,679
Hawaiian Holdings, Inc.	63,015	1,664,226
Mesa Air Group, Inc.(a)(b)	12,424	95,789
PHI, Inc.(a)(b)	12,465	23,060
SkyWest, Inc.	65,455	2,910,784
Spirit Airlines, Inc.(a)	88,168	5,106,691

		14,688,540

Alternative Energy — 0.1%
Ameresco, Inc., Class A(a)	23,558	332,168
EP Energy Corp., Class A(a)	46,407	32,485
Green Brick Partners, Inc.(a)	29,819	215,890
Green Plains, Inc.	50,619	663,615
Infrastructure and Energy Alternatives, Inc.(a)(b)	20,716	169,664
REX American Resources Corp.(a)	6,961	474,114
TerraForm Power, Inc., Class A	92,406	1,036,795
Vivint Solar, Inc.(a)	40,309	153,577

		3,078,308

Security	Shares	Value

Aluminum — 0.1%
Century Aluminum Co.(a)	64,165	$469,046
Kaiser Aluminum Corp.	20,705	1,848,750

		2,317,796

Asset Management & Custodian — 0.7%
Arlington Asset Investment Corp., Class A(b)	34,630	250,721
Artisan Partners Asset Management, Inc., Class A	60,703	1,342,143
Ashford, Inc.(a)	774	40,171
B. Riley Financial, Inc.	24,338	345,600
BrightSphere Investment Group PLC	101,665	1,085,782
Cohen & Steers, Inc.	28,186	967,344
Cowen, Inc., Class A(a)(b)	34,307	457,655
Diamond Hill Investment Group, Inc.	4,192	626,494
Federated Investors, Inc., Class B	124,439	3,303,856
Focus Financial Partners, Inc., Class A(a)	23,216	611,277
GAMCO Investors, Inc., Class A	9,435	159,357
Hamilton Lane, Inc., Class A	21,087	780,219
Oppenheimer Holdings, Inc., Class A	12,106	309,308
PJT Partners, Inc., Class A	25,188	976,287
Pzena Investment Management, Inc., Class A	21,766	188,276
Silvercrest Asset Management Group, Inc., Class A	9,739	128,847
Virtus Investment Partners, Inc.	8,758	695,648
Waddell & Reed Financial, Inc., Class A	98,268	1,776,685
Westwood Holdings Group, Inc.	10,047	341,598
WisdomTree Investments, Inc.	150,238	999,083

		15,386,351

Auto Parts — 0.8%
American Axle & Manufacturing Holdings, Inc.(a)	140,799	1,562,869
Dana, Inc.	187,918	2,561,322
Dorman Products, Inc.(a)	34,511	3,106,680
Fox Factory Holding Corp.(a)	46,352	2,728,742
Gentherm, Inc.(a)	44,950	1,797,101
Meritor, Inc.(a)	104,515	1,767,349
Standard Motor Products, Inc.	26,827	1,299,232
Stoneridge, Inc.(a)	34,708	855,552
Superior Industries International, Inc.	29,729	142,996
Tenneco, Inc., Class A	64,263	1,760,164
Tower International, Inc.	24,250	577,150

		18,159,157

Auto Services — 0.1%
Cooper Tire & Rubber Co.	65,176	2,107,140

Back Office Support, HR & Consulting — 1.9%
ASGN, Inc.(a)	65,192	3,552,964
Barrett Business Services, Inc.	8,803	503,972
BG Staffing, Inc.	10,096	208,482
CBIZ, Inc.(a)	65,186	1,284,164
ConvergeOne Holdings, Inc.	32,431	401,496
CRA International, Inc.	9,687	412,182
Exela Technologies, Inc.(a)(b)	57,291	222,862
ExlService Holdings, Inc.(a)	42,878	2,256,240
Forrester Research, Inc.	13,174	588,878
FTI Consulting, Inc.(a)	48,812	3,252,832
GP Strategies Corp.(a)(b)	15,066	189,982
Hackett Group, Inc.	29,774	476,682
Heidrick & Struggles International, Inc.	23,594	735,897
Huron Consulting Group, Inc.(a)(b)	27,930	1,433,088
ICF International, Inc.	22,844	1,479,834
Insperity, Inc.	49,242	4,597,233
Kelly Services, Inc., Class A	40,173	822,743
Kforce, Inc.	29,121	900,421
Korn/Ferry International	73,753	2,916,194
Liquidity Services, Inc.(a)	32,572	200,969
MAXIMUS, Inc.	82,068	5,341,806

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
Navigant Consulting, Inc.	54,857	$1,319,311
NV5 Global, Inc.(a)	12,044	729,264
Paylocity Holding Corp.(a)	37,226	2,241,377
PFSweb, Inc.(a)	19,165	98,316
PRGX Global, Inc.(a)(b)	24,478	231,807
Resources Connection, Inc.	36,543	518,911
ServiceSource International, Inc.(a)	93,079	100,525
Sykes Enterprises, Inc.(a)	49,961	1,235,536
TriNet Group, Inc.(a)(b)	56,037	2,350,752
TrueBlue, Inc.(a)	50,879	1,132,058
TTEC Holdings, Inc.	17,108	488,776
WageWorks, Inc.(a)	50,123	1,361,341

		43,586,895

Banks: Diversified — 9.2%
1st Constitution Bancorp	8,751	174,407
1st Source Corp.	20,159	813,214
Access National Corp.	19,765	421,587
ACNB Corp.	8,465	332,251
Allegiance Bancshares, Inc.(a)(b)	14,635	473,735
Amalgamated Bank, Class A	14,942	291,369
Ambac Financial Group, Inc.(a)	58,193	1,003,247
American National Bankshares, Inc.	10,087	295,650
Ameris Bancorp	53,551	1,695,960
Ames National Corp.	10,428	265,080
Arrow Financial Corp.	14,939	478,347
Atlantic Capital Bancshares, Inc.(a)	31,671	518,454
Auburn National BanCorp., Inc.	2,278	72,121
BancFirst Corp.	22,772	1,136,323
Banco Latinoamericano de Comercio Exterior SA	38,421	664,683
Bancorp, Inc.(a)	62,441	497,030
BancorpSouth Bank	120,998	3,162,888
Bank of Commerce Holdings	18,201	199,483
Bank of Marin Bancorp	17,474	720,628
Bank of NT Butterfield & Son Ltd.	70,143	2,198,983
Bank of Princeton	7,166	199,931
Bank7 Corp.(a)	4,335	57,872
Bankwell Financial Group, Inc.	7,424	213,143
Banner Corp.	30,684	1,640,980
Bar Harbor Bankshares	18,913	424,219
Baycom Corp.(a)	13,246	305,850
BCB Bancorp, Inc.	16,165	169,248
Beneficial Bancorp, Inc.	86,209	1,231,927
Boston Private Financial Holdings, Inc.	79,294	838,138
Bridge Bancorp, Inc.	21,316	543,345
Bridgewater Bancshares, Inc.(a)	29,280	308,904
Bryn Mawr Bank Corp.	25,189	866,502
Business First Bancshares, Inc.	13,093	317,243
Byline Bancorp, Inc.(a)	20,222	336,899
C&F Financial Corp.	4,129	219,704
Cadence BanCorp	95,394	1,600,711
Cambridge Bancorp	4,436	369,297
Camden National Corp.	19,773	711,235
Capital Bancorp, Inc.(a)	8,040	91,736
Capital City Bank Group, Inc.	13,973	324,313
Capitol Federal Financial, Inc.	165,545	2,114,010
Capstar Financial Holdings, Inc.	9,724	143,235
Carolina Financial Corp.	26,548	785,555
Cathay General Bancorp	99,382	3,332,278
CB Financial Services, Inc.	5,871	145,483
CBTX, Inc.	23,941	703,865
CenterState Bank Corp.	117,752	2,477,502
Central Pacific Financial Corp.	20,341	495,303
Central Valley Community Bancorp	14,060	265,312
Century Bancorp, Inc., Class A	3,508	237,597

Security	Shares	Value

Banks: Diversified (continued)
Chemical Financial Corp.	91,662	$3,355,746
Chemung Financial Corp.	4,484	185,234
Citizens & Northern Corp.	14,415	380,988
City Holding Co.	20,026	1,353,557
Civista Bancshares, Inc.	16,560	288,475
CNB Financial Corp.	17,664	405,389
Coastal Financial Corp.(a)	7,220	109,961
Codorus Valley Bancorp, Inc.	11,616	246,840
Columbia Banking System, Inc.	89,446	3,245,995
Columbia Financial, Inc.(a)(b)	63,815	975,731
Community Bank System, Inc.	64,526	3,761,866
Community Bankers Trust Corp.(a)	25,923	187,164
Community Financial Corp.	5,764	168,539
Community Trust Bancorp, Inc.	19,583	775,683
ConnectOne Bancorp, Inc.	38,805	716,728
County Bancorp, Inc.	5,076	88,170
Customers Bancorp, Inc.(a)	35,396	644,207
CVB Financial Corp.	143,782	2,908,710
Eagle Bancorp, Inc.(a)	40,984	1,996,331
Enterprise Bancorp, Inc.	11,640	374,342
Enterprise Financial Services Corp.	28,747	1,081,750
Equity Bancshares, Inc., Class A(a)	17,173	605,348
Esquire Financial Holdings, Inc.(a)	7,731	167,763
Evans Bancorp, Inc.	5,632	183,096
Farmers & Merchants Bancorp, Inc./Archbold	10,922	420,388
Farmers National Banc Corp.	30,942	394,201
FB Financial Corp.	21,015	735,945
Fidelity D&D Bancorp, Inc.(b)	3,643	233,808
Fidelity Southern Corp.	27,237	708,707
Financial Institutions, Inc.	18,844	484,291
First Bancorp, Inc.	12,123	318,835
First BanCorp, Puerto Rico	274,624	2,361,766
First Bancorp/Southern Pines NC	36,974	1,207,571
First Bancshares, Inc.	14,921	451,360
First Bank/Hamilton	20,379	246,993
First Busey Corp.	55,233	1,355,418
First Business Financial Services, Inc.	10,189	198,787
First Choice Bancorp(b)	10,561	238,679
First Commonwealth Financial Corp.	119,959	1,449,105
First Community Bancshares, Inc.	19,965	628,498
First Community Corp.	8,566	166,437
First Financial Bancorp	116,814	2,770,828
First Financial Bankshares, Inc.	83,490	4,816,538
First Financial Corp.	15,014	602,812
First Foundation, Inc.(a)	48,936	629,317
First Guaranty Bancshares, Inc.	5,820	135,082
First Internet Bancorp	12,096	247,242
First Interstate Bancsystem, Inc., Class A	41,563	1,519,543
First Merchants Corp.	63,451	2,174,466
First Mid-Illinois Bancshares, Inc.	16,305	520,456
First Midwest Bancorp, Inc.	125,318	2,482,550
First Northwest Bancorp	12,078	179,117
First of Long Island Corp.	31,528	628,984
First Savings Financial Group, Inc.	1,938	100,660
First United Corp.	8,226	130,958
Flagstar Bancorp, Inc.(a)	37,964	1,002,250
Franklin Financial Network, Inc.(a)	16,428	433,206
FS Bancorp, Inc.	4,699	201,493
Fulton Financial Corp.	221,416	3,427,520
FVCBankcorp, Inc.(a)(b)	2,349	41,366
German American Bancorp, Inc.	27,028	750,568
Glacier Bancorp, Inc.	89,627	3,551,022
Great Western Bancorp, Inc.	70,625	2,207,031
Guaranty Bancorp	31,547	654,600

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
Guaranty Bancshares, Inc.	9,202	$274,404
Hancock Whitney Corp.	109,363	3,789,428
Hanmi Financial Corp.	36,618	721,375
HarborOne Bancorp, Inc.(a)(b)	17,879	284,097
Heartland Financial USA, Inc.	37,103	1,630,677
Heritage Commerce Corp.	48,970	555,320
Home BancShares, Inc.	204,727	3,345,239
Hope Bancorp, Inc.	159,987	1,897,446
Horizon Bancorp	47,561	750,513
Howard Bancorp, Inc.(a)	15,679	224,210
Iberiabank Corp.	71,326	4,584,835
Independent Bank Corp.	62,286	3,032,283
Independent Bank Group, Inc.	27,781	1,271,536
International Bancshares Corp.	71,047	2,444,017
Investar Holding Corp.	10,628	263,574
Lakeland Bancorp, Inc.	57,815	856,240
Lakeland Financial Corp.	30,827	1,238,012
LCNB Corp.	10,689	161,938
Level One Bancorp, Inc.(b)	6,520	146,244
Live Oak Bancshares, Inc.	31,714	469,684
Luther Burbank Corp.	24,963	225,166
Macatawa Bank Corp.	31,840	306,301
MB Financial, Inc.	106,690	4,228,125
MBT Financial Corp.	21,039	195,663
Mercantile Bank Corp.	20,503	579,415
Merchants Bancorp	20,034	399,879
Metropolitan Bank Holding Corp.(a)	7,888	243,345
Mid Penn Bancorp, Inc.	5,395	124,193
Middlefield Banc Corp.	3,818	161,998
Midland States Bancorp, Inc.	27,097	605,347
MidSouth Bancorp, Inc.(b)	18,586	197,012
MVB Financial Corp.	9,834	177,405
National Bank Holdings Corp., Class A	36,325	1,121,353
National Bankshares, Inc.	8,072	294,063
National Commerce Corp.(a)	22,523	810,828
NBT Bancorp, Inc.	54,752	1,893,872
Nicolet Bankshares, Inc.(a)(b)	10,245	499,956
Northeast Bancorp	8,383	140,248
Northrim BanCorp, Inc.	8,775	288,434
Norwood Financial Corp.	6,785	223,905
Oak Valley Bancorp(b)	9,369	171,453
OFG Bancorp	54,721	900,708
Ohio Valley Banc Corp.	5,078	179,710
Old Line Bancshares, Inc.	19,299	507,950
Old National Bancorp	194,159	2,990,049
Old Second Bancorp, Inc.	35,413	460,369
OP Bancorp(a)(b)	15,033	133,343
Opus Bank	24,110	472,315
Origin Bancorp, Inc.(b)	21,584	735,583
Orrstown Financial Services, Inc.	8,993	163,763
Pacific City Financial Corp.(b)	14,494	226,831
Pacific Mercantile Bancorp(a)	18,608	133,047
Pacific Premier Bancorp, Inc.(a)	57,584	1,469,544
Park National Corp.	17,352	1,474,052
Parke Bancorp, Inc.	9,244	173,001
PCSB Financial Corp.	19,938	389,987
Peapack Gladstone Financial Corp.	23,534	592,586
Penns Woods Bancorp, Inc.	5,276	212,306
People’s Utah Bancorp	18,808	567,061
Peoples Bancorp of North Carolina, Inc.	5,607	137,147
Peoples Bancorp, Inc.	22,703	683,360
Peoples Financial Services Corp.	8,172	360,058
Preferred Bank	17,904	776,138
Premier Financial Bancorp, Inc.	14,765	220,146

Security	Shares	Value

Banks: Diversified (continued)
Provident Financial Services, Inc.	79,691	$1,922,944
QCR Holdings, Inc.	15,862	509,012
RBB Bancorp	17,428	306,210
Reliant Bancorp Inc.	12,567	289,544
Renasant Corp.	61,925	1,868,897
Republic Bancorp, Inc., Class A	11,746	454,805
Republic First Bancorp, Inc.(a)(b)	53,799	321,180
S&T Bancorp, Inc.	43,494	1,645,813
Sandy Spring Bancorp, Inc.	43,773	1,371,846
SB One Bancorp	8,342	170,510
Seacoast Banking Corp. of Florida(a)	56,235	1,463,235
Select Bancorp, Inc.(a)	19,567	242,239
ServisFirst Bancshares, Inc.	59,767	1,904,774
Shore Bancshares, Inc.	14,654	213,069
Sierra Bancorp	17,050	409,712
Simmons First National Corp., Class A	116,291	2,806,102
SmartFinancial, Inc.(a)	13,660	249,568
South State Corp.	46,953	2,814,832
Southern First Bancshares, Inc.(a)(b)	8,213	263,391
Southern National Bancorp of Virginia, Inc.	23,849	315,284
Southside Bancshares, Inc.	41,973	1,332,643
Spirit of Texas Bancshares, Inc.(a)(b)	11,595	264,134
State Bank Financial Corp.	46,521	1,004,388
Stock Yards Bancorp, Inc.	27,216	892,685
Summit Financial Group, Inc.	12,801	247,187
Tompkins Financial Corp.	18,625	1,397,061
TowneBank	84,664	2,027,703
Trico Bancshares	32,240	1,089,390
TriState Capital Holdings, Inc.(a)	31,515	613,282
Triumph Bancorp, Inc.(a)	30,813	915,146
TrustCo Bank Corp. NY	118,280	811,401
Trustmark Corp.	85,715	2,436,877
UMB Financial Corp.	58,243	3,551,076
Union Bankshares Corp.	84,144	2,375,385
Union Bankshares, Inc.	4,572	218,313
United Bankshares, Inc.	128,418	3,995,084
United Community Banks, Inc.	76,323	1,637,892
United Community Financial Corp.	62,294	551,302
United Security Bancshares	16,271	155,876
Unity Bancorp, Inc.	9,315	193,379
Univest Corp. of Pennsylvania	37,049	799,147
Valley National Bancorp	414,677	3,682,332
Veritex Holdings, Inc.(a)	29,355	627,610
Washington Trust Bancorp, Inc.	19,341	919,278
WesBanco, Inc.	67,144	2,463,513
West BanCorp., Inc.	19,859	379,108
Westamerica BanCorp	33,102	1,843,119

		212,658,153

Banks: Savings, Thrift & Mortgage Lending — 1.5%
Axos Financial, Inc.(a)(b)	76,035	1,914,561
Banc of California, Inc.	54,358	723,505
BankFinancial Corp.	16,607	248,275
Berkshire Hills Bancorp, Inc.	51,448	1,387,553
Brookline Bancorp, Inc.	99,830	1,379,651
BSB Bancorp, Inc.(a)	10,609	297,688
Dime Community Bancshares, Inc.	39,836	676,415
Entegra Financial Corp.(a)	7,875	163,406
ESSA Bancorp, Inc.	11,724	183,012
First Defiance Financial Corp.	24,756	606,770
First Financial Northwest, Inc.	10,533	162,945
Flushing Financial Corp.	35,221	758,308
Great Southern Bancorp, Inc.	14,186	652,982
Greene County Bancorp, Inc.	3,947	122,831
Heritage Financial Corp.	46,184	1,372,588

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
Hingham Institution for Savings	1,599	$316,186
Home Bancorp, Inc.	9,274	328,300
HomeStreet, Inc.(a)	31,484	668,405
Investors Bancorp, Inc.	310,894	3,233,298
Kearny Financial Corp.	118,700	1,521,734
Ladder Capital Corp.(b)	118,555	1,834,046
LegacyTexas Financial Group, Inc.	61,114	1,961,148
Malvern Bancorp, Inc.(a)	9,542	188,264
Meridian Bancorp, Inc.	61,752	884,289
MutualFirst Financial, Inc.	6,810	180,942
Northfield Bancorp, Inc.	53,173	720,494
Northwest Bancshares, Inc.	117,030	1,982,488
OceanFirst Financial Corp.	60,005	1,350,713
Oconee Federal Financial Corp.	2,290	57,021
Ocwen Financial Corp.(a)(b)	142,350	190,749
Oritani Financial Corp.	51,566	760,598
Ponce de Leon Federal Bank(a)	10,569	134,649
Provident Bancorp, Inc.(a)(b)	5,901	127,934
Prudential Bancorp, Inc.	10,555	185,768
Riverview Bancorp, Inc.	25,364	184,650
SI Financial Group, Inc.	13,580	172,873
Southern Missouri Bancorp, Inc.	9,161	310,558
Sterling Bancorp, Inc.	25,305	175,870
Territorial Bancorp, Inc.	9,372	243,485
Timberland Bancorp, Inc.	8,115	180,964
United Financial Bancorp, Inc.	65,152	957,734
Washington Federal, Inc.	107,274	2,865,288
Waterstone Financial, Inc.	32,739	548,706
Western New England Bancorp, Inc.	33,002	331,340
WSFS Financial Corp.	38,097	1,444,257

		34,693,241

Beverage: Brewers & Distillers — 0.1%
Boston Beer Co., Inc., Class A(a)(b)	10,609	2,555,072
Castle Brands, Inc.(a)	106,534	90,607
Craft Brew Alliance, Inc.(a)(b)	15,553	222,563
Primo Water Corp.(a)(b)	42,113	590,003

		3,458,245

Beverage: Soft Drinks — 0.1%
Celsius Holdings, Inc.(a)	28,814	99,985
Coca-Cola Bottling Co. Consolidated	5,939	1,053,460
Farmer Bros Co.(a)	12,132	283,039
National Beverage Corp.	14,863	1,066,717

		2,503,201

Biotechnology — 5.9%
Acceleron Pharma, Inc.(a)	49,705	2,164,653
Acorda Therapeutics, Inc.(a)	55,988	872,293
ADMA Biologics, Inc.(a)(b)	22,564	53,928
Aduro Biotech, Inc.(a)	74,668	197,124
Adverum Biotechnologies, Inc.(a)	65,726	207,037
Aeglea BioTherapeutics, Inc.(a)	19,012	142,400
Agenus, Inc.(a)	100,836	239,990
AgeX Therapeutics, Inc.(a)(b)	9,855	29,466
Aimmune Therapeutics, Inc.(a)	55,297	1,322,704
Akcea Therapeutics, Inc.(a)(b)	15,595	470,033
Akebia Therapeutics, Inc.(a)	110,207	609,445
Albireo Pharma, Inc.(a)(b)	11,326	277,827
Alder Biopharmaceuticals, Inc.(a)(b)	74,834	767,048
Aldeyra Therapeutics, Inc.(a)	26,687	221,502
Allakos, Inc.(a)(b)	10,782	563,575
Allena Pharmaceuticals, Inc.(a)	15,030	81,913
Allogene Therapeutics, Inc.(a)	27,011	727,406
AMAG Pharmaceuticals, Inc.(a)	42,319	642,826
Amicus Therapeutics, Inc.(a)(b)	243,145	2,329,329

Security	Shares	Value

Biotechnology (continued)
AnaptysBio, Inc.(a)(b)	26,681	$1,701,981
ANI Pharmaceuticals, Inc.(a)	9,685	436,019
Apellis Pharmaceuticals, Inc.(a)	44,166	582,550
Aptinyx, Inc.(a)	16,280	269,271
Arbutus Biopharma Corp.(a)	41,374	158,462
Arcus Biosciences, Inc.(a)	39,645	426,977
Ardelyx, Inc.(a)	51,094	91,458
Arena Pharmaceuticals, Inc.(a)	63,763	2,483,569
ArQule, Inc.(a)	131,141	363,261
Array BioPharma, Inc.(a)	264,925	3,775,181
Arsanis, Inc.(a)	4,006	9,294
Arvinas Holding Co. LLC(a)	9,818	126,161
Assembly Biosciences, Inc.(a)	27,001	610,763
Atara Biotherapeutics, Inc.(a)(b)	53,879	1,871,756
Athenex, Inc.(a)(b)	56,464	716,528
Athersys, Inc.(a)(b)	142,386	205,036
Audentes Therapeutics, Inc.(a)	46,988	1,001,784
AVEO Pharmaceuticals, Inc.(a)(b)	127,003	203,205
Avid Bioservices, Inc.(a)	60,309	247,267
Avrobio, Inc.(a)	7,585	126,290
Bellicum Pharmaceuticals, Inc.(a)	47,922	139,932
BioCryst Pharmaceuticals, Inc.(a)(b)	140,154	1,131,043
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	35,890	1,327,212
BioTelemetry, Inc.(a)	42,342	2,528,664
BioTime, Inc.(a)(b)	115,762	105,691
Blueprint Medicines Corp.(a)(b)	53,111	2,863,214
Calithera Biosciences, Inc.(a)	39,687	159,145
Calyxt, Inc.(a)	7,452	77,203
CASI Pharmaceuticals, Inc.(a)	60,139	241,759
Catalyst Biosciences, Inc.(a)	16,169	127,573
Catalyst Pharmaceuticals, Inc.(a)	118,587	227,687
Celcuity, Inc.(a)	7,399	177,502
Cellular Biomedicine Group, Inc.(a)	14,189	250,578
ChemoCentryx, Inc.(a)	27,398	298,912
Clearside Biomedical, Inc.(a)	36,171	38,703
Clovis Oncology, Inc.(a)(b)	60,143	1,080,168
Codexis, Inc.(a)(b)	64,320	1,074,144
Cohbar, Inc.(a)(b)	34,442	107,115
Coherus Biosciences, Inc.(a)(b)	66,676	603,418
Collegium Pharmaceutical, Inc.(a)(b)	35,887	616,180
Constellation Pharmaceuticals, Inc.(a)	5,788	23,210
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	63,011	367,984
Crinetics Pharmaceuticals, Inc.(a)(b)	8,201	245,948
CTI BioPharma Corp.(a)(b)	72,383	53,100
Cue Biopharma, Inc.(a)	20,443	96,082
Cymabay Therapeutics, Inc.(a)(b)	75,688	595,665
Cytokinetics, Inc.(a)	57,556	363,754
CytomX Therapeutics, Inc.(a)	56,223	848,967
CytoSorbents Corp.(a)(b)	36,372	293,886
Deciphera Pharmaceuticals, Inc.(a)	10,749	225,622
Denali Therapeutics, Inc.(a)(b)	57,560	1,189,190
Dermira, Inc.(a)(b)	41,693	299,773
Dova Pharmaceuticals, Inc.(a)(b)	14,785	112,070
Dynavax Technologies Corp.(a)(b)	80,081	732,741
Editas Medicine, Inc.(a)	58,395	1,328,486
Eidos Therapeutics, Inc.(a)(b)	8,376	115,254
Emergent Biosolutions, Inc.(a)	58,431	3,463,790
Enzo Biochem, Inc.(a)	56,239	156,344
Epizyme, Inc.(a)	75,256	463,577
Equillium, Inc.(a)	6,522	53,220
Evelo Biosciences, Inc.(a)(b)	17,415	226,569
Fate Therapeutics, Inc.(a)	76,617	982,996
Fennec Pharmaceuticals, Inc.(a)	12,340	78,729
FibroGen, Inc.(a)	97,696	4,521,371

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Five Prime Therapeutics, Inc.(a)	41,321	$384,285
Fortress Biotech, Inc.(a)	37,350	32,121
Forty Seven, Inc.(a)(b)	9,487	149,136
G1 Therapeutics, Inc.(a)	28,787	551,271
GenMark Diagnostics, Inc.(a)(b)	60,890	295,925
Genomic Health, Inc.(a)	26,474	1,705,190
Geron Corp.(a)(b)	210,958	210,958
Global Blood Therapeutics, Inc.(a)	64,181	2,634,630
GlycoMimetics, Inc.(a)(b)	41,129	389,492
Gritstone Oncology, Inc.(a)	8,739	135,018
GTx, Inc.(a)(b)	6,612	5,157
Guardant Health, Inc.(a)	18,328	688,950
Halozyme Therapeutics, Inc.(a)(b)	160,274	2,344,809
Harvard Bioscience, Inc.(a)(b)	46,528	147,959
Heron Therapeutics, Inc.(a)(b)	88,539	2,296,702
Homology Medicines, Inc.(a)(b)	21,699	485,190
ImmunoGen, Inc.(a)	181,331	870,389
Immunomedics, Inc.(a)(b)	189,003	2,697,073
Innovate Biopharmaceuticals, Inc.(a)(b)	18,875	43,601
Inovio Pharmaceuticals, Inc.(a)(b)	102,421	409,684
Insmed, Inc.(a)	96,733	1,269,137
Insys Therapeutics, Inc.(a)	33,303	116,560
Intellia Therapeutics, Inc.(a)(b)	42,676	582,527
Intercept Pharmaceuticals, Inc.(a)	28,135	2,835,727
Intrexon Corp.(a)	94,574	618,514
Invitae Corp.(a)(b)	84,268	932,004
Iovance Biotherapeutics, Inc.(a)	133,738	1,183,581
Jounce Therapeutics, Inc.(a)(b)	17,554	59,157
Kadmon Holdings, Inc.(a)	124,979	259,956
Kala Pharmaceuticals, Inc.(a)	19,895	97,287
Karyopharm Therapeutics, Inc.(a)	59,286	555,510
Kezar Life Sciences, Inc.(a)(b)	5,939	140,160
Kindred Biosciences, Inc.(a)	37,921	415,235
Kiniksa Pharmaceuticals Ltd., Class A(a)	7,527	211,433
Kodiak Sciences, Inc.(a)	11,985	85,093
Kura Oncology, Inc.(a)	34,601	485,798
Lexicon Pharmaceuticals, Inc.(a)	52,027	345,459
Ligand Pharmaceuticals, Inc.(a)(b)	26,871	3,646,395
LogicBio Therapeutics, Inc.(a)	10,264	106,746
Loxo Oncology, Inc.(a)	34,549	4,839,278
MacroGenics, Inc.(a)(b)	48,416	614,883
Madrigal Pharmaceuticals, Inc.(a)(b)	8,911	1,004,448
Magenta Therapeutics, Inc.(a)(b)	4,624	26,357
MannKind Corp.(a)(b)	175,831	186,381
Marinus Pharmaceuticals, Inc.(a)	45,556	130,746
MediciNova, Inc.(a)(b)	49,242	402,307
MeiraGTx Holdings PLC(a)(b)	4,240	40,874
Menlo Therapeutics, Inc.(a)(b)	11,332	46,688
Mersana Therapeutics, Inc.(a)	17,334	70,723
Minerva Neurosciences, Inc.(a)(b)	37,264	251,159
Miragen Therapeutics, Inc.(a)(b)	29,854	90,458
Mirati Therapeutics, Inc.(a)	25,481	1,080,904
Molecular Templates, Inc.(a)	9,001	36,364
Momenta Pharmaceuticals, Inc.(a)	98,140	1,083,466
Mustang Bio, Inc.(a)	22,637	66,553
Myriad Genetics, Inc.(a)	90,123	2,619,876
NantKwest, Inc.(a)	37,921	43,988
Natera, Inc.(a)	42,281	590,243
Neon Therapeutics, Inc.(a)(b)	7,090	35,663
Neos Therapeutics, Inc.(a)(b)	59,121	97,550
NewLink Genetics Corp.(a)(b)	33,656	51,157
Novavax, Inc.(a)(b)	481,534	886,023
Nymox Pharmaceutical Corp.(a)	44,225	57,935
Odonate Therapeutics, Inc.(a)	8,943	125,917

Security	Shares	Value

Biotechnology (continued)
Omeros Corp.(a)(b)	57,883	$644,817
OPKO Health, Inc.(a)(b)	406,336	1,223,071
Organovo Holdings, Inc.(a)	139,506	133,521
Ovid therapeutics, Inc.(a)	15,357	37,164
Pacific Biosciences of California, Inc.(a)	172,848	1,279,075
Palatin Technologies, Inc.(a)	252,811	179,091
PDL BioPharma, Inc.(a)(b)	178,267	516,974
Pfenex, Inc.(a)	36,851	117,555
Pieris Pharmaceuticals, Inc.(a)	61,667	164,034
Principia Biopharma, Inc.(a)(b)	7,214	197,591
Progenics Pharmaceuticals, Inc.(a)	103,168	433,306
Proteostasis Therapeutics, Inc.(a)	43,313	140,334
Prothena Corp. PLC(a)	49,135	506,090
PTC Therapeutics, Inc.(a)	58,156	1,995,914
Pulse Biosciences, Inc.(a)(b)	12,209	139,915
Puma Biotechnology, Inc.(a)(b)	37,404	761,171
Ra Pharmaceuticals, Inc.(a)	18,214	331,495
RadNet, Inc.(a)	48,568	493,937
Recro Pharma, Inc.(a)	21,802	154,794
REGENXBIO, Inc.(a)	40,522	1,699,898
Repligen Corp.(a)	50,212	2,648,181
Replimune Group, Inc.(a)	8,746	87,460
resTORbio, Inc.(a)(b)	9,265	79,864
Retrophin, Inc.(a)	52,144	1,180,019
Rhythm Pharmaceuticals, Inc.(a)	18,614	500,344
Rigel Pharmaceuticals, Inc.(a)	202,654	466,104
Rocket Pharmaceuticals, Inc.(a)	26,013	385,513
Rockwell Medical, Inc.(a)	57,866	130,777
RTI Surgical, Inc.(a)	68,182	252,273
Rubius Therapeutics, Inc.(a)(b)	14,880	239,270
Sangamo Therapeutics, Inc.(a)(b)	128,106	1,470,657
Savara, Inc.(a)	35,460	268,432
Scholar Rock Holding Corp.(a)(b)	7,162	164,511
Selecta Biosciences, Inc.(a)	20,241	53,841
Seres Therapeutics, Inc.(a)	25,237	114,071
Sienna Biopharmaceuticals, Inc.(a)	18,704	43,393
Solid Biosciences, Inc.(a)(b)	14,978	401,410
Sorrento Therapeutics, Inc.(a)(b)	133,769	321,046
Spark Therapeutics, Inc.(a)(b)	39,730	1,555,032
Spero Therapeutics, Inc.(a)	12,133	74,618
Spring Bank Pharmaceuticals, Inc.(a)	18,070	187,747
Stemline Therapeutics, Inc.(a)	35,495	337,202
Surface Oncology, Inc.(a)	7,459	31,626
Sutro Biopharma, Inc.(a)	8,075	72,836
Syneos Health, Inc.(a)(b)	79,665	3,134,818
Synergy Pharmaceuticals, Inc.(a)	294,332	33,524
Synlogic, Inc.(a)	18,562	130,120
Syros Pharmaceuticals, Inc.(a)(b)	30,629	170,604
Tocagen, Inc.(a)	21,826	179,191
Translate Bio, Inc.(a)(b)	11,064	82,980
Tricida, Inc.(a)	14,276	336,628
Twist Bioscience Corp.(a)	6,375	147,199
Tyme Technologies, Inc.(a)(b)	131,333	484,619
UNITY Biotechnology, Inc.(a)(b)	31,438	511,182
Unum Therapeutics, Inc.(a)(b)	24,043	105,789
Vanda Pharmaceuticals, Inc.(a)	64,862	1,694,844
Veracyte, Inc.(a)	34,517	434,224
Verastem, Inc.(a)(b)	84,711	284,629
Vericel Corp.(a)	54,274	944,368
Verrica Pharmaceuticals, Inc.(a)	6,646	54,165
Viking Therapeutics, Inc.(a)(b)	75,758	579,549
Vital Therapies, Inc.(a)(b)	31,037	5,782
Xencor, Inc.(a)	60,014	2,170,106
Xeris Pharmaceuticals, Inc.(a)(b)	7,743	131,631

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
XOMA Corp.(a)(b)	7,592	$96,039
Y-mAbs Therapeutics, Inc.(a)	8,798	178,951
ZIOPHARM Oncology, Inc.(a)(b)	160,903	300,889

		136,653,048

Building Materials — 1.0%
Armstrong Flooring, Inc.(a)	25,171	298,025
BlueLinx Holdings, Inc.(a)(b)	11,219	277,222
Builders FirstSource, Inc.(a)(b)	142,784	1,557,773
Caesarstone Ltd.	27,241	369,933
Continental Building Products, Inc.(a)(b)	46,957	1,195,056
Gibraltar Industries, Inc.(a)	40,342	1,435,772
Griffon Corp.	41,703	435,796
Louisiana-Pacific Corp.	182,477	4,054,639
Masonite International Corp.(a)	33,501	1,501,850
NCI Building Systems, Inc.(a)	52,130	377,943
Patrick Industries, Inc.(a)	29,279	866,951
PGT Innovations, Inc.(a)	71,557	1,134,178
Quanex Building Products Corp.	42,712	580,456
Simpson Manufacturing Co., Inc.	53,242	2,881,989
Summit Materials, Inc., Class A(a)(b)	141,676	1,756,782
Trex Co., Inc.(a)	75,949	4,508,333

		23,232,698

Building: Climate Control — 0.2%
AAON, Inc.	53,009	1,858,496
Comfort Systems USA, Inc.	47,075	2,056,236

		3,914,732

Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc.(a)	87,597	2,778,577
Forterra, Inc.(a)(b)	22,477	84,513
Foundation Building Materials, Inc.(a)	17,922	148,932
JELD-WEN Holding, Inc.(a)(b)	87,319	1,240,803

		4,252,825

Cable Television Services — 0.2%
Liberty Latin America Ltd., Class A(a)(b)	55,821	808,288
Liberty Latin America Ltd., Class C(a)(b)	146,075	2,128,313
Roku, Inc.(a)(b)	54,751	1,677,571
WideOpenWest, Inc.(a)	36,971	263,603

		4,877,775

Casinos & Gambling — 0.4%
Boyd Gaming Corp.	105,804	2,198,607
Century Casinos, Inc.(a)	34,138	252,280
Eldorado Resorts, Inc.(a)(b)	84,594	3,063,149
Monarch Casino & Resort, Inc.(a)	13,830	527,476
Penn National Gaming, Inc.(a)	141,222	2,659,210
Scientific Games Corp., Class A(a)(b)	70,184	1,254,890

		9,955,612

Cement — 0.0%
US Concrete, Inc.(a)(b)	20,320	716,890

Chemicals: Diversified — 0.8%
AdvanSix, Inc.(a)	37,765	919,200
AgroFresh Solutions, Inc.(a)(b)	36,374	137,857
American Vanguard Corp.	36,028	547,265
CSW Industrials, Inc.(a)	19,953	964,728
GCP Applied Technologies, Inc.(a)(b)	92,388	2,268,125
Hawkins, Inc.	12,049	493,407
Ingevity Corp.(a)	54,472	4,558,762
Innophos Holdings, Inc.	25,011	613,520
Landec Corp.(a)	32,644	386,505
LSB Industries, Inc.(a)	24,449	134,958
Marrone Bio Innovations, Inc.(a)	57,799	84,965
Nexeo Solutions, Inc.(a)	39,483	339,159

Security	Shares	Value

Chemicals: Diversified (continued)
OMNOVA Solutions, Inc.(a)	54,125	$396,736
PolyOne Corp.	102,606	2,934,532
Rayonier Advanced Materials, Inc.	62,673	667,467
Sensient Technologies Corp.	54,666	3,053,096
Tronox Ltd., Class A	120,286	935,825

		19,436,107

Chemicals: Specialty — 0.6%
A. Schulman, Inc.(c)	28,192	53,847
Advanced Emissions Solutions, Inc.	3,177	33,517
Amyris, Inc.(a)(b)	39,932	133,373
Balchem Corp.	41,201	3,228,098
FutureFuel Corp.	31,584	500,922
Innospec, Inc.	31,133	1,922,774
Kraton Corp.(a)	39,822	869,713
Livent Corp.(a)(b)	29,325	404,685
PQ Group Holdings, Inc.(a)	47,008	696,189
Quaker Chemical Corp.	16,779	2,981,796
Stepan Co.	26,039	1,926,886
Valhi, Inc.	42,640	82,295

		12,834,095

Coal — 0.3%
Arch Coal, Inc., Class A	22,290	1,849,847
Cloud Peak Energy, Inc.(a)(b)	91,081	33,363
CONSOL Energy, Inc.(a)	35,485	1,125,229
Hallador Energy Co.	21,958	111,327
Peabody Energy Corp.	100,638	3,067,446
Ramaco Resources, Inc.(a)	6,423	31,794
Warrior Met Coal, Inc.	54,560	1,315,442

		7,534,448

Commercial Banks — 0.1%
Blue Hills Bancorp, Inc.	29,542	630,427
Green Bancorp, Inc.	34,015	583,017
HomeTrust Bancshares, Inc.	21,646	566,692

		1,780,136

Commercial Finance & Mortgage Companies — 0.2%
Federal Agricultural Mortgage Corp., Class C	11,531	696,933
Impac Mortgage Holdings, Inc.(a)(b)	9,796	37,029
Meta Financial Group, Inc.	35,877	695,655
On Deck Capital, Inc.(a)	60,810	358,779
PennyMac Financial Services, Inc.(f)	3,162	67,224
RE/MAX Holdings, Inc., Class A	22,908	704,421
Walker & Dunlop, Inc.	34,963	1,512,150

		4,072,191

Commercial Services & Supplies — 0.1%
Information Services Group, Inc.(a)	46,903	198,869
National Research Corp., Class A	13,539	516,377
Weight Watchers International, Inc.(a)	49,513	1,908,726

		2,623,972

Commercial Services: Rental & Leasing — 0.8%
Aircastle Ltd.	68,362	1,178,561
CAI International, Inc.(a)	21,055	489,108
GATX Corp.	48,297	3,419,911
GMS, Inc.(a)	41,842	621,772
H&E Equipment Services, Inc.	40,192	820,721
Herc Holdings, Inc.(a)	30,341	788,563
Marlin Business Services Corp.	10,785	240,829
McGrath RentCorp	30,456	1,567,875
Mobile Mini, Inc.	57,086	1,812,480
NOW, Inc.(a)	136,302	1,586,555
Rush Enterprises, Inc., Class B	6,194	220,506
SiteOne Landscape Supply, Inc.(a)(b)	52,126	2,881,004

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services: Rental & Leasing (continued)
Triton International Ltd.	66,368	$2,062,054
Willis Lease Finance Corp.(a)	4,412	152,655
Willscot Corp.(a)	43,631	411,004

		18,253,598

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(a)	17,636	320,799
Commercial Vehicle Group, Inc.(a)	37,912	216,098
Cooper-Standard Holdings, Inc.(a)	22,389	1,390,805
Miller Industries, Inc.	13,234	357,318
Modine Manufacturing Co.(a)	62,584	676,533
Motorcar Parts of America, Inc.(a)(b)	23,486	390,807
Navistar International Corp.(a)	62,164	1,613,156
REV Group, Inc.	36,709	275,685
Rush Enterprises, Inc., Class A	37,973	1,309,309
Spartan Motors, Inc.	40,341	291,665
Wabash National Corp.	69,539	909,570

		7,751,745

Communications Equipment — 0.0%
Aerohive Networks, Inc.(a)	41,745	136,089

Communications Technology — 1.7%
ADTRAN, Inc.	59,356	637,483
Anixter International, Inc.(a)(b)	37,866	2,056,503
Avaya Holdings Corp.(a)(b)	134,518	1,958,582
Bel Fuse, Inc., Class B	11,866	218,572
Calix, Inc.(a)(b)	54,717	533,491
Casa Systems, Inc.(a)	33,169	435,509
Ciena Corp.(a)	184,144	6,244,323
Comtech Telecommunications Corp.	29,539	718,979
DASAN Zhone Solutions, Inc.(a)	8,140	113,227
Digi International, Inc.(a)	32,008	322,961
Extreme Networks, Inc.(a)	141,166	861,113
Finisar Corp.(a)	150,758	3,256,373
Harmonic, Inc.(a)(b)	102,766	485,056
Infinera Corp.(a)	190,554	760,310
Intelsat SA(a)	70,395	1,505,749
InterDigital, Inc.	44,462	2,953,611
KVH Industries, Inc.(a)(b)	19,651	202,209
Loral Space & Communications, Inc.(a)	16,497	614,513
Lumentum Holdings, Inc.(a)	95,324	4,004,561
Maxar Technologies Ltd.	72,775	870,389
NeoPhotonics Corp.(a)	41,959	271,894
NETGEAR, Inc.(a)	39,470	2,053,624
Ooma, Inc.(a)(b)	23,347	324,056
Plantronics, Inc.	41,894	1,386,691
Quantenna Communications, Inc.(a)	43,968	630,941
Ribbon Communications, Inc.(a)	69,289	333,973
TeleNav, Inc.(a)	39,631	160,902
ViaSat, Inc.(a)	71,135	4,193,408

		38,109,003

Computer Services Software & Systems — 6.4%
A10 Networks, Inc.(a)(b)	66,964	417,855
ACI Worldwide, Inc.(a)(b)	147,420	4,079,111
Alarm.com Holdings, Inc.(a)(b)	40,184	2,084,344
Altair Engineering, Inc., Class A(a)	31,509	869,018
Alteryx, Inc., Class A(a)(b)	37,574	2,234,526
American Software, Inc., Class A	35,055	366,325
Anaplan, Inc.(a)	22,727	603,175
Appfolio, Inc., Class A(a)(b)	19,720	1,167,818
Asure Software, Inc.(a)	9,263	47,056
Avalara, Inc.(a)	10,646	331,623
Avid Technology, Inc.(a)	34,225	162,569
Benefitfocus, Inc.(a)	28,319	1,294,745
Blackbaud, Inc.	61,999	3,899,737

Security	Shares	Value

Computer Services Software & Systems (continued)
Blackline, Inc.(a)	47,224	$1,933,823
Blucora, Inc.(a)(b)	60,124	1,601,703
Bottomline Technologies, Inc.(a)	54,274	2,605,152
Box, Inc., Class A(a)	158,551	2,676,341
Brightcove, Inc.(a)	42,787	301,220
CACI International, Inc., Class A(a)	31,558	4,545,299
Carbon Black, Inc.(a)	48,583	651,984
Cargurus, Inc.(a)(b)	64,275	2,167,996
Cision Ltd.(a)	84,635	990,230
Cloudera, Inc.(a)	133,775	1,479,551
CommVault Systems, Inc.(a)	51,401	3,037,285
Cornerstone OnDemand, Inc.(a)	69,872	3,523,645
Coupa Software, Inc.(a)(b)	70,051	4,403,406
CSG Systems International, Inc.	41,985	1,333,863
Digimarc Corp.(a)	13,394	194,213
Domo, Inc., Class B cost $89,772,577)(a)(b)	9,830	192,963
Ebix, Inc.	30,406	1,294,079
Endurance International Group Holdings, Inc.(a)(b)	90,174	599,657
Envestnet, Inc.(a)(b)	57,392	2,823,112
ePlus, Inc.(a)(b)	16,905	1,203,129
Everbridge, Inc.(a)(b)	34,475	1,956,801
Evolent Health, Inc., Class A(a)(b)	86,106	1,717,815
ForeScout Technologies, Inc.(a)	38,586	1,002,850
Groupon, Inc.(a)	572,756	1,832,819
Hortonworks, Inc.(a)	91,665	1,321,809
HubSpot, Inc.(a)(b)	47,568	5,980,725
Imperva, Inc.(a)(b)	45,407	2,528,716
Inovalon Holdings, Inc., Class A(a)	87,027	1,234,043
Internap Corp.(a)	24,317	100,916
KEYW Holding Corp.(a)(b)	59,692	399,339
Leaf Group Ltd.(a)(b)	19,889	136,240
LendingClub Corp.(a)	405,651	1,066,862
Limelight Networks, Inc.(a)	131,818	308,454
LivePerson, Inc.(a)	74,438	1,403,901
LiveRamp Holdings, Inc.(a)	100,616	3,886,796
Majesco(a)	9,278	65,781
ManTech International Corp., Class A	33,431	1,748,274
Meet Group, Inc.(a)	84,782	392,541
Mercury Systems, Inc.(a)	60,369	2,854,850
MicroStrategy, Inc., Class A(a)	11,995	1,532,361
MINDBODY, Inc., Class A(a)(b)	55,980	2,037,672
Mitek Systems, Inc.(a)	36,057	389,776
Monotype Imaging Holdings, Inc.	50,678	786,523
Netscout Systems, Inc.(a)	96,363	2,277,058
New Relic, Inc.(a)	57,950	4,692,211
NIC, Inc.	82,683	1,031,884
OneSpan, Inc.(a)	38,548	499,197
PAR Technology Corp.(a)	14,474	314,810
PDF Solutions, Inc.(a)(b)	33,596	283,214
Perficient, Inc.(a)	41,767	929,733
Perspecta, Inc.	184,593	3,178,691
Presidio, Inc.	46,335	604,672
Progress Software Corp.	57,482	2,040,036
PROS Holdings, Inc.(a)	39,994	1,255,812
Q2 Holdings, Inc.(a)(b)	48,052	2,380,977
QAD, Inc., Class A	13,129	516,364
Rapid7, Inc.(a)	46,609	1,452,336
Remark Holdings, Inc.(a)	32,275	39,053
Rimini Street, Inc.(a)	15,636	80,525
SailPoint Technologies Holding, Inc.(a)(b)	89,714	2,107,382
Science Applications International Corp.	54,440	3,467,828
SecureWorks Corp., Class A(a)	10,544	178,088
SendGrid, Inc.(a)	37,286	1,609,637
ShotSpotter, Inc.(a)	9,014	281,057

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
Shutterstock, Inc.	23,766	$855,814
Simulations Plus, Inc.	14,073	280,053
SPS Commerce, Inc.(a)	21,697	1,787,399
SVMK, Inc.(a)	22,313	273,781
SYNNEX Corp.	53,422	4,318,634
TechTarget, Inc.(a)	25,447	310,708
Telaria, Inc.(a)	53,025	144,758
Tenable Holdings, Inc.(a)	15,399	341,704
TiVo Corp.	152,571	1,435,693
Travelzoo(a)	5,968	58,665
Tucows, Inc., Class A(a)(b)	12,219	733,873
Unisys Corp.(a)	62,361	725,258
Upland Software, Inc.(a)	20,202	549,090
Upwork, Inc.(a)	15,907	288,076
Varonis Systems, Inc.(a)	36,266	1,918,471
Verint Systems, Inc.(a)	82,942	3,509,276
Veritone, Inc.(a)(b)	11,476	43,609
VirnetX Holding Corp.(a)	69,026	165,662
Virtusa Corp.(a)	35,916	1,529,662
Workiva, Inc.(a)	35,984	1,291,466
Yelp, Inc.(a)(b)	104,212	3,646,378
Yext, Inc.(a)(b)	105,149	1,561,463
Zix Corp.(a)	63,727	365,156
Zscaler, Inc.(a)(b)	78,097	3,062,183

		148,219,814

Computer Technology — 0.4%
3D Systems Corp.(a)(b)	137,935	1,402,799
Cray, Inc.(a)	51,069	1,102,580
Diebold Nixdorf, Inc.	93,141	231,921
Immersion Corp.(a)(b)	32,511	291,299
Impinj, Inc.(a)(b)	20,008	291,116
Insight Enterprises, Inc.(a)	45,138	1,839,374
PC Connection, Inc.	14,111	419,520
Safeguard Scientifics, Inc.(a)	16,406	141,420
Stratasys Ltd.(a)	64,009	1,152,802
Synaptics, Inc.(a)	44,544	1,657,482
USA Technologies, Inc.(a)	68,032	264,644

		8,794,957

Construction — 0.4%
Aegion Corp.(a)	41,209	672,531
EMCOR Group, Inc.	73,531	4,389,065
Granite Construction, Inc.	56,477	2,274,894
Great Lakes Dredge & Dock Corp.(a)	70,310	465,452
Orion Group Holdings, Inc.(a)	32,409	139,035
Primoris Services Corp.	52,818	1,010,408
Sterling Construction Co., Inc.(a)	32,532	354,273
Tutor Perini Corp.(a)	48,079	767,822

		10,073,480

Consumer Electronics — 0.1%
Fitbit, Inc., Series A(a)(b)	270,256	1,343,172
Sonos, Inc.(a)	19,227	188,809
Universal Electronics, Inc.(a)	17,307	437,521
Vuzix Corp.(a)(b)	34,024	163,656
ZAGG, Inc.(a)	32,559	318,427

		2,451,585

Consumer Lending — 0.8%
Curo Group Holdings Corp.(a)	13,954	132,423
Elevate Credit, Inc.(a)	22,961	102,865
Encore Capital Group, Inc.(a)(b)	33,411	785,159
Enova International, Inc.(a)	42,547	827,965
Ezcorp, Inc., Class A(a)(b)	61,709	477,011
FirstCash, Inc.	55,843	4,040,241

Security	Shares	Value

Consumer Lending (continued)
LendingTree, Inc.(a)(b)	10,233	$2,246,860
Marcus & Millichap, Inc.(a)	24,565	843,316
MGIC Investment Corp.(a)	464,806	4,861,871
MoneyGram International, Inc.(a)	32,825	65,650
Nelnet, Inc., Class A	23,507	1,230,356
PRA Group, Inc.(a)(b)	56,377	1,373,907
Regional Management Corp.(a)	12,007	288,768
World Acceptance Corp.(a)(b)	7,603	777,483

		18,053,875

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)(b)	88,858	1,910,447
Chuy’s Holdings, Inc.(a)	19,886	352,778
Core-Mark Holding Co., Inc.	57,676	1,340,967
Del Frisco’s Restaurant Group, Inc.(a)(b)	40,810	291,792
Nutrisystem, Inc.	37,273	1,635,539
Sotheby’s(a)	45,599	1,812,104

		7,343,627

Containers & Packaging — 0.1%
Greif, Inc., Class A	32,314	1,199,173
Greif, Inc., Class B	6,921	307,292
Myers Industries, Inc.	45,222	683,304
UFP Technologies, Inc.(a)	7,765	233,261
Veritiv Corp.(a)	14,143	353,151

		2,776,181

Cosmetics — 0.1%
elf Beauty, Inc.(a)	26,696	231,187
Inter Parfums, Inc.	21,982	1,441,360
Revlon, Inc., Class A(a)	10,277	258,878

		1,931,425

Diversified Financial Services — 0.6%
Altisource Portfolio Solutions SA(a)(b)	12,635	284,161
Associated Capital Group, Inc., Class A	2,853	100,511
Cannae Holdings, Inc.(a)	87,108	1,491,289
Greenhill & Co., Inc.	23,797	580,647
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	65,246	1,242,936
Houlihan Lokey, Inc.	42,753	1,573,310
MBIA, Inc.(a)	113,704	1,014,240
MidWestOne Financial Group, Inc.	13,146	326,415
Moelis & Co., Class A	57,294	1,969,768
Piper Jaffray Cos.	18,028	1,186,964
Stifel Financial Corp.	89,161	3,693,049
Tiptree, Inc., Class A	39,372	220,089

		13,683,379

Diversified Manufacturing Operations — 0.6%
Barnes Group, Inc.	61,407	3,292,643
Federal Signal Corp.	75,063	1,493,754
Harsco Corp.(a)	103,392	2,053,365
Lydall, Inc.(a)(b)	21,736	441,458
OSI Systems, Inc.(a)	21,229	1,556,086
Raven Industries, Inc.	45,293	1,639,154
Standex International Corp.	16,080	1,080,254
TriMas Corp.(a)	57,908	1,580,309

		13,137,023

Diversified Materials & Processing — 0.4%
Belden, Inc.(b)	51,922	2,168,782
Cabot Microelectronics Corp.	36,498	3,480,084
Encore Wire Corp.	25,728	1,291,031
Energous Corp.(a)(b)	28,122	162,826
Insteel Industries, Inc.	23,411	568,419
Koppers Holdings, Inc.(a)	24,969	425,472

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Materials & Processing (continued)
NL Industries, Inc.(a)	7,905	$27,746
Synalloy Corp.	10,674	177,082
Tredegar Corp.	33,246	527,282
Uranium Energy Corp.(a)	223,760	279,700

		9,108,424

Diversified Media — 0.1%
EW Scripps Co., Class A	58,593	921,668
Hemisphere Media Group, Inc.(a)(b)	21,172	257,028

		1,178,696

Diversified Retail — 0.9%
Big Lots, Inc.	50,743	1,467,488
BJ’s Wholesale Club Holdings, Inc.(a)	93,489	2,071,716
Dillard’s, Inc., Class A(b)	14,954	901,876
Duluth Holdings, Inc., Class B(a)(b)	10,522	265,470
Etsy, Inc.(a)	153,504	7,302,185
Gaia, Inc.(a)(b)	14,970	155,089
Hudson Ltd., Class A(a)(b)	51,105	876,451
JC Penney Co., Inc.(a)(b)	385,252	400,662
Ollie’s Bargain Outlet Holdings, Inc.(a)	63,871	4,248,060
Overstock.com, Inc.(a)(b)	29,122	395,477
PriceSmart, Inc.	27,942	1,651,372
Winmark Corp.	3,043	483,837

		20,219,683

Drug & Grocery Store Chains — 0.2%
Diplomat Pharmacy, Inc.(a)	72,916	981,449
Ingles Markets, Inc., Class A	18,117	493,145
PetMed Express, Inc.	24,411	567,800
Rite Aid Corp.(a)(b)	1,329,736	941,852
Smart & Final Stores, Inc.(a)	28,524	135,204
Village Super Market, Inc., Class A	9,672	258,629
Weis Markets, Inc.	11,676	557,879

		3,935,958

Education Services — 0.8%
Adtalem Global Education, Inc.(a)	75,036	3,550,703
American Public Education, Inc.(a)(b)	20,583	585,792
Career Education Corp.(a)	87,311	997,092
Chegg, Inc.(a)(b)	139,305	3,959,048
Franklin Covey Co.(a)	12,302	274,704
HealthStream, Inc.	33,277	803,640
Houghton Mifflin Harcourt Co.(a)	130,735	1,158,312
K12, Inc.(a)	47,230	1,170,832
Laureate Education, Inc., Class A(a)	119,771	1,825,310
Rosetta Stone, Inc.(a)	23,736	389,270
Strategic Education, Inc.	26,844	3,044,646

		17,759,349

Electronic Components — 0.8%
Acacia Research Corp.(a)	15,133	45,096
AVX Corp.	59,953	914,283
Babcock & Wilcox Enterprises, Inc.(a)(b)	33,306	13,003
KEMET Corp.	71,271	1,250,093
Methode Electronics, Inc.	46,297	1,078,257
Novanta, Inc.(a)(b)	42,071	2,650,473
NVE Corp.	5,835	510,796
Park Electrochemical Corp.	23,238	419,911
Rogers Corp.(a)	23,582	2,336,033
Sanmina Corp.(a)	87,096	2,095,530
ScanSource, Inc.(a)	31,823	1,094,075
Sparton Corp.(a)	12,265	223,100
Tech Data Corp.(a)	49,128	4,019,162
TTM Technologies, Inc.(a)(b)	118,532	1,153,316

		17,803,128

Security	Shares	Value

Electronic Entertainment — 0.1%
Glu Mobile, Inc.(a)(b)	140,957	$1,137,523
PlayAGS, Inc.(a)(b)	28,217	648,991
PolarityTE, Inc.(a)(b)	12,082	162,986
Turtle Beach Corp.(a)	10,499	149,821

		2,099,321

Electronics — 0.5%
Agilysys, Inc.(a)	19,546	280,290
Control4 Corp.(a)	32,286	568,233
Daktronics, Inc.	45,277	335,050
II-VI, Inc.(a)	80,734	2,620,626
Integer Holdings Corp.(a)	39,971	3,048,188
iRobot Corp.(a)(b)	34,639	2,900,670
Iteris, Inc.(a)	33,004	123,105
nLight, Inc.(a)(b)	28,704	510,357

		10,386,519

Energy Equipment — 0.2%
Enphase Energy, Inc.(a)(b)	111,122	525,607
FuelCell Energy, Inc.(a)(b)	119,394	65,727
Matador Resources Co.(a)	135,395	2,102,684
SunPower Corp.(a)(b)	75,349	374,485
Sunrun, Inc.(a)(b)	122,124	1,329,930
TPI Composites, Inc.(a)	17,883	439,564

		4,837,997

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(a)	93,764	115,330

Engineering & Contracting Services — 0.8%
Argan, Inc.	18,810	711,770
Dycom Industries, Inc.(a)	38,803	2,096,914
Engility Holdings, Inc.(a)	22,506	640,521
Exponent, Inc.	66,295	3,361,819
HC2 Holdings, Inc.(a)(b)	52,114	137,581
IES Holdings, Inc.(a)(b)	9,592	149,156
KBR, Inc.	181,211	2,750,783
MasTec, Inc.(a)	81,472	3,304,504
Mistras Group, Inc.(a)	20,605	296,300
MYR Group, Inc.(a)	20,674	582,387
Tetra Tech, Inc.	71,213	3,686,697
VSE Corp.	10,717	320,546
Willdan Group, Inc.(a)	12,248	428,435

		18,467,413

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Class A	66,762	819,837
Empire Resorts, Inc.(a)(b)	9,941	100,702
Golden Entertainment, Inc.(a)	22,555	361,331
IMAX Corp.(a)	67,757	1,274,509
LiveXLive Media, Inc.(a)(b)	37,201	184,145
Reading International, Inc., Class A(a)(b)	21,577	313,730
World Wrestling Entertainment, Inc., Class A	55,277	4,130,298

		7,184,552

Environmental, Maintenance, & Security Service — 0.8%
ABM Industries, Inc.	85,014	2,729,799
BrightView Holdings, Inc.(a)	30,236	308,710
Brink’s Co.	64,595	4,176,067
Charah Solutions, Inc.(a)(b)	8,364	69,839
Healthcare Services Group, Inc.	95,184	3,824,493
MSA Safety, Inc.	43,806	4,129,592
SP Plus Corp.(a)(b)	29,078	858,964
UniFirst Corp.	19,602	2,804,458

		18,901,922

Fertilizers — 0.0%
Intrepid Potash, Inc.(a)	116,919	303,989

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Data & Systems — 0.5%
Cardtronics PLC, Class A(a)	50,128	$1,303,328
Cass Information Systems, Inc.	18,118	958,805
Donnelley Financial Solutions, Inc.(a)	41,287	579,257
Everi Holdings, Inc.(a)	80,487	414,508
EVERTEC, Inc.	78,289	2,246,894
Evo Payments, Inc., Class A(a)(b)	30,275	746,884
Green Dot Corp., Class A(a)	62,072	4,935,965
I3 Verticals, Inc., Class A(a)	9,078	218,780
Value Line, Inc.	814	21,172

		11,425,593

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	11,966	183,439

Foods — 1.0%
B&G Foods, Inc.(b)	84,438	2,441,103
Chefs’ Warehouse, Inc.(a)(b)	27,928	893,137
Dean Foods Co.	117,193	446,505
Freshpet, Inc.(a)	33,151	1,066,136
Hostess Brands, Inc.(a)(b)	124,711	1,364,338
J&J Snack Foods Corp.	19,313	2,792,467
John B Sanfilippo & Son, Inc.	10,502	584,541
Lancaster Colony Corp.	24,273	4,292,923
Medifast, Inc.	15,016	1,877,300
Natural Health Trends Corp.(b)	8,580	158,644
Nature’s Sunshine Products, Inc.(a)	10,958	89,308
Performance Food Group Co.(a)	130,872	4,223,240
Seneca Foods Corp., Class A(a)(b)	8,869	250,283
Simply Good Foods Co.(a)	76,184	1,439,878
SpartanNash Co.	44,995	773,014
Tootsie Roll Industries, Inc.(b)	21,015	701,901
United Natural Foods, Inc.(a)(b)	64,834	686,592

		24,081,310

Forest Products — 0.1%
Boise Cascade Co.	49,121	1,171,536
Universal Forest Products, Inc.	77,038	1,999,906

		3,171,442

Forms & Bulk Printing Services — 0.2%
Deluxe Corp.	59,386	2,282,798
Ennis, Inc.	32,926	633,826
InnerWorkings, Inc.(a)(b)	51,396	192,221
LSC Communications, Inc.	40,689	284,823
Multi-Color Corp.	16,968	595,407
Quad/Graphics, Inc.	38,219	470,858
RR Donnelley & Sons Co.	87,645	347,074

		4,807,007

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	16,991	969,337

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	22,133	343,061
Hillenbrand, Inc.	80,659	3,059,396
Matthews International Corp., Class A	39,422	1,601,322

		5,003,779

Gas Pipeline — 0.1%
NextDecade Corp.(a)	7,796	42,098
SemGroup Corp., Class A	99,964	1,377,504

		1,419,602

Glass — 0.0%
Apogee Enterprises, Inc.	35,560	1,061,466

Gold — 0.1%
Coeur Mining, Inc.(a)	238,301	1,065,205
Gold Resource Corp.	62,550	250,200

		1,315,405

Security	Shares	Value

Health Care Equipment & Supplies — 0.1%
Inogen, Inc.(a)	22,975	$2,852,806
Nuvectra Corp.(a)	21,860	357,192

		3,209,998

Health Care Facilities — 0.5%
AAC Holdings, Inc.(a)(b)	15,549	21,769
Apollo Medical Holdings, Inc.(a)	3,999	79,380
Brookdale Senior Living, Inc.(a)	236,206	1,582,580
Capital Senior Living Corp.(a)(b)	30,863	209,868
Ensign Group, Inc.	63,955	2,480,815
Genesis Healthcare, Inc.(a)(b)	75,905	89,568
National Healthcare Corp.	15,326	1,202,325
Select Medical Holdings Corp.(a)	139,287	2,138,055
Tenet Healthcare Corp.(a)(b)	107,526	1,842,996
U.S. Physical Therapy, Inc.	15,749	1,611,910

		11,259,266

Health Care Management Services — 0.1%
BioScrip, Inc.(a)(b)	159,846	570,650
Computer Programs & Systems, Inc.	14,444	362,544
Magellan Health, Inc.(a)	25,991	1,478,628
Triple-S Management Corp., Class B(a)	27,112	471,478

		2,883,300

Health Care Services — 2.2%
Accelerate Diagnostics, Inc.(a)(b)	31,879	366,609
Addus HomeCare Corp.(a)	12,255	831,869
Allscripts Healthcare Solutions, Inc.(a)	223,878	2,158,184
Amedisys, Inc.(a)	34,348	4,022,494
AMN Healthcare Services, Inc.(a)	59,400	3,365,604
Cara Therapeutics, Inc.(a)	40,059	520,767
Care.com, Inc.(a)(b)	24,616	475,335
Civitas Solutions, Inc.(a)	19,641	343,914
CorVel Corp.(a)	11,662	719,779
Cross Country Healthcare, Inc.(a)	43,399	318,115
Flexion Therapeutics, Inc.(a)(b)	41,312	467,652
Globus Medical, Inc., Class A(a)	93,405	4,042,568
HealthEquity, Inc.(a)	69,558	4,149,135
HMS Holdings Corp.(a)	106,448	2,994,382
LHC Group, Inc.(a)	37,873	3,555,517
Medidata Solutions, Inc.(a)	74,174	5,000,811
NantHealth, Inc.(a)(b)	22,689	12,347
NeoGenomics, Inc.(a)	81,573	1,028,636
NextGen Healthcare, Inc.(a)	68,160	1,032,624
Omnicell, Inc.(a)	49,762	3,047,425
Phibro Animal Health Corp., Class A	25,719	827,123
R1 RCM, Inc.(a)	130,030	1,033,738
Ryman Hospitality Properties, Inc.	57,471	3,832,741
Surgery Partners, Inc.(a)	22,442	219,707
T2 Biosystems, Inc.(a)	37,466	112,773
Tabula Rasa HealthCare, Inc.(a)	22,362	1,425,801
Teladoc Health, Inc.(a)(b)	86,085	4,267,233
Tetraphase Pharmaceuticals, Inc.(a)(b)	57,867	65,390
Tivity Health, Inc.(a)	50,517	1,253,327

		51,491,600

Health Care: Miscellaneous — 0.1%
Medpace Holdings, Inc.(a)	27,452	1,453,034
Providence Service Corp.(a)	14,085	845,382

		2,298,416

Home Building — 0.7%
Beazer Homes USA, Inc.(a)	38,094	361,131
Century Communities, Inc.(a)	32,000	552,320
Hovnanian Enterprises, Inc., Class A(a)	155,795	106,548
Installed Building Products, Inc.(a)	28,221	950,765
KB Home	110,385	2,108,353

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Home Building (continued)
LGI Homes, Inc.(a)(b)	23,370	$1,056,791
M/I Homes, Inc.(a)	34,775	730,971
MDC Holdings, Inc.	57,278	1,610,085
Meritage Homes Corp.(a)	48,958	1,797,738
New Home Co., Inc.(a)	14,012	73,283
Taylor Morrison Home Corp., Class A(a)(b)	150,341	2,390,422
Tile Shop Holdings, Inc.	50,656	277,595
TopBuild Corp.(a)	45,563	2,050,335
TRI Pointe Group, Inc.(a)(b)	185,173	2,023,941
William Lyon Homes, Class A(a)	39,717	424,575

		16,514,853

Hotel/Motel — 0.3%
Belmond Ltd., Class A(a)	115,099	2,880,928
Marcus Corp.	24,363	962,338
Red Lion Hotels Corp.(a)	18,319	150,216
Red Rock Resorts, Inc., Class A	87,834	1,783,909

		5,777,391

Household Appliances — 0.0%
Hamilton Beach Brands Holding Co., Class A	7,788	182,707
National Presto Industries, Inc.	6,136	717,421

		900,128

Household Equipment & Products — 0.5%
Central Garden & Pet Co.(a)(b)	13,342	459,632
Central Garden & Pet Co., Class A(a)	51,151	1,598,469
Helen of Troy Ltd.(a)	34,021	4,462,875
Novocure Ltd.(a)	94,529	3,164,831
Tupperware Brands Corp.	62,645	1,977,702

		11,663,509

Household Furnishings — 0.4%
American Woodmark Corp.(a)	18,144	1,010,258
Bassett Furniture Industries, Inc.	13,798	276,512
Ethan Allen Interiors, Inc.	29,619	520,998
Flexsteel Industries, Inc.	9,206	203,269
Hooker Furniture Corp.	13,733	361,727
Kirkland’s, Inc.(a)	18,751	178,697
La-Z-Boy, Inc.	58,983	1,634,419
Lifetime Brands, Inc.	14,236	142,787
Lovesac Co.(a)	7,186	164,847
Purple Innovation, Inc.(a)(b)	5,679	33,449
RH(a)	25,592	3,066,434
Sleep Number Corp.(a)(b)	42,058	1,334,500

		8,927,897

Insurance: Life — 0.7%
American Equity Investment Life Holding Co.	115,084	3,215,447
Citizens, Inc.(a)	65,164	490,033
CNO Financial Group, Inc.	211,133	3,141,659
FBL Financial Group, Inc., Class A	13,454	883,255
FGL Holdings(a)	185,160	1,233,166
Health Insurance Innovations, Inc., Class A(a)	15,722	420,249
Independence Holding Co.	6,329	222,781
National Western Life Group, Inc., Class A	3,199	961,939
Primerica, Inc.	38,060	3,718,842
Third Point Reinsurance Ltd.(a)	96,165	927,031
Trupanion, Inc.(a)(b)	32,372	824,191

		16,038,593

Insurance: Multi-Line — 0.4%
Crawford & Co., Class B	15,479	139,311
eHealth, Inc.(a)	24,094	925,692
Goosehead Insurance, Inc., Class A(a)(b)	12,446	327,205
Horace Mann Educators Corp.	50,331	1,884,896
James River Group Holdings Ltd.	31,137	1,137,746

Security	Shares	Value

Insurance: Multi-Line (continued)
Kemper Corp.	50,017	$3,320,128
Maiden Holdings Ltd.	57,340	94,611
Mr Cooper Group, Inc.(a)(b)	93,993	1,096,898
PICO Holdings, Inc.(a)	14,026	128,198

		9,054,685

Insurance: Property-Casualty — 2.1%
AMERISAFE, Inc.	16,404	929,943
Argo Group International Holdings Ltd.	41,645	2,800,626
Donegal Group, Inc., Class A	12,309	167,956
EMC Insurance Group, Inc.	12,788	407,298
Employers Holdings, Inc.	31,583	1,325,539
Enstar Group Ltd.(a)	15,472	2,592,643
Essent Group Ltd.(a)	123,397	4,217,709
FedNat Holding Co.	13,877	276,430
Genworth Financial, Inc., Class A(a)	647,756	3,018,543
Global Indemnity Ltd.	10,695	387,480
Greenlight Capital Re Ltd., Class A(a)(b)	38,976	335,973
Hallmark Financial Services, Inc.(a)	16,413	175,455
HCI Group, Inc.	9,378	476,496
Heritage Insurance Holdings, Inc.	25,556	376,184
Hilltop Holdings, Inc.	90,927	1,621,228
Investors Title Co.	1,817	321,028
Kingstone Cos., Inc.	11,966	211,679
Kinsale Capital Group, Inc.(b)	24,660	1,370,110
National General Holdings Corp.	83,038	2,010,350
Navigators Group, Inc.	26,609	1,849,059
NI Holdings, Inc.(a)	15,969	251,192
NMI Holdings, Inc., Class A(a)	79,496	1,419,004
ProAssurance Corp.	64,939	2,633,926
Protective Insurance Corp., Class B	12,067	200,916
Radian Group, Inc.	277,611	4,541,716
RLI Corp.	50,390	3,476,406
Safety Insurance Group, Inc.	18,529	1,515,857
Selective Insurance Group, Inc.	68,381	4,167,138
State Auto Financial Corp.	21,457	730,396
Stewart Information Services Corp.	29,564	1,223,950
United Fire Group, Inc.	26,575	1,473,584
United Insurance Holdings Corp.	25,516	424,076
Universal Insurance Holdings, Inc.	39,973	1,515,776

		48,445,666

International Trade & Diversified Logistic — 0.0%
CryoPort, Inc.(a)(b)	31,960	352,519
Radiant Logistics, Inc.(a)	45,026	191,360
Vectrus, Inc.(a)	13,471	290,704

		834,583

Internet Software & Services — 0.1%
Amber Road, Inc.(a)	28,646	235,757
ChannelAdvisor Corp.(a)	31,715	359,965
eGain Corp.(a)	25,548	167,850
Gogo, Inc.(a)(b)	68,009	203,347
Quotient Technology, Inc.(a)(b)	100,749	1,075,999
TrueCar, Inc.(a)	116,851	1,058,670

		3,101,588

Leisure Time — 1.4%
Acushnet Holdings Corp.	43,729	921,370
American Outdoor Brands Corp.(a)(b)	67,873	872,847
Bluegreen Vacations Corp.(b)	8,128	105,095
Callaway Golf Co.	120,730	1,847,169
Churchill Downs, Inc.	15,130	3,690,812
Clarus Corp.	25,096	253,971
Drive Shack, Inc.(a)	73,950	289,884
Escalade, Inc.	12,718	145,621

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Time (continued)
International Speedway Corp., Class A	30,604	$1,342,291
Johnson Outdoors, Inc., Class A	6,069	356,493
Liberty Expedia Holdings, Inc., Class A(a)	69,988	2,737,231
Liberty TripAdvisor Holdings, Inc., Series A(a)	91,754	1,457,971
Lindblad Expeditions Holdings, Inc.(a)	25,920	348,883
Marriott Vacations Worldwide Corp.	49,992	3,524,936
Nautilus, Inc.(a)	35,868	390,961
Planet Fitness, Inc., Class A(a)	113,638	6,093,270
RCI Hospitality Holdings, Inc.	11,102	247,908
SeaWorld Entertainment, Inc.(a)	69,377	1,532,538
Speedway Motorsports, Inc.	14,443	234,988
Sturm Ruger & Co., Inc.	19,222	1,022,995
Town Sports International Holdings, Inc.(a)	19,859	127,098
Travelport Worldwide Ltd.	161,239	2,518,553
Vista Outdoor, Inc.(a)	72,121	818,573
YETI Holdings, Inc.(a)	21,570	320,099

		31,201,557

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	22,639	951,744

Luxury Items — 0.1%
Movado Group, Inc.	19,260	609,001
Signet Jewelers Ltd.	66,716	2,119,568

		2,728,569

Machinery: Agricultural — 0.1%
Alamo Group, Inc.	12,378	957,067
Lindsay Corp.	13,556	1,304,765
Titan International, Inc.	61,126	284,847
Titan Machinery, Inc.(a)	23,397	307,671

		2,854,350

Machinery: Construction & Handling — 0.1%
Astec Industries, Inc.	28,223	852,052
Douglas Dynamics, Inc.	28,533	1,024,049
Manitowoc Co., Inc.(a)(b)	45,385	670,337
NACCO Industries, Inc., Class A	4,268	144,685

		2,691,123

Machinery: Engines — 0.0%
Briggs & Stratton Corp.	53,317	697,386

Machinery: Industrial — 1.6%
Actuant Corp., Class A(b)	77,018	1,616,608
Altra Industrial Motion Corp.	77,121	1,939,593
Applied Industrial Technologies, Inc.	49,028	2,644,570
Chart Industries, Inc.(a)(b)	39,577	2,573,692
Columbus McKinnon Corp.	28,209	850,219
DXP Enterprises, Inc.(a)	20,454	569,439
EnPro Industries, Inc.	26,261	1,578,286
EVI Industries, Inc.	5,122	170,819
Gencor Industries, Inc.(a)	11,339	124,389
Graham Corp.	11,729	267,890
Hyster-Yale Materials Handling, Inc.	13,318	825,183
John Bean Technologies Corp.	40,223	2,888,414
Kadant, Inc.	13,816	1,125,452
Kennametal, Inc.	104,669	3,483,384
Manitex International, Inc.(a)	16,311	92,647
Milacron Holdings Corp.(a)	89,088	1,059,256
MTS Systems Corp.	22,957	921,265
Omega Flex, Inc.	3,461	187,136
Proto Labs, Inc.(a)	34,820	3,927,348
SPX Corp.(a)	54,397	1,523,660
SPX FLOW, Inc.(a)(b)	53,258	1,620,109
Tennant Co.	22,556	1,175,393
Twin Disc, Inc.(a)	10,212	150,627

Security	Shares	Value

Machinery: Industrial (continued)
Woodward, Inc.	68,862	$5,115,758

		36,431,137

Machinery: Specialty — 0.1%
Albany International Corp., Class A	36,891	2,303,105
Hurco Cos., Inc.	7,514	268,250

		2,571,355

Manufactured Housing — 0.1%
Cavco Industries, Inc.(a)	10,807	1,409,017
Skyline Champion Corp.	37,069	544,543

		1,953,560

Medical & Dental Instruments & Supplies — 2.2%
American Renal Associates Holdings, Inc.(a)(b)	17,183	197,948
AngioDynamics, Inc.(a)	46,806	942,205
Anika Therapeutics, Inc.(a)(b)	17,035	572,546
Antares Pharma, Inc.(a)(b)	179,248	487,555
AtriCure, Inc.(a)	46,569	1,425,011
Atrion Corp.	1,800	1,333,944
Avanos Medical, Inc.(a)	60,224	2,697,433
AxoGen, Inc.(a)	43,556	889,849
Cardiovascular Systems, Inc.(a)	42,793	1,219,173
Cerus Corp.(a)	170,476	864,313
Community Health Systems, Inc.(a)	103,025	290,530
CONMED Corp.	32,399	2,080,016
CryoLife, Inc.(a)	44,931	1,275,142
Cutera, Inc.(a)	16,596	282,464
Endologix, Inc.(a)	92,502	66,231
Intersect ENT, Inc.(a)	37,814	1,065,599
Invacare Corp.	38,504	165,567
LeMaitre Vascular, Inc.	19,618	463,770
LivaNova PLC(a)	62,557	5,722,089
Meridian Bioscience, Inc.	53,372	926,538
Merit Medical Systems, Inc.(a)(b)	68,477	3,821,701
NanoString Technologies, Inc.(a)(b)	30,819	457,046
Neogen Corp.(a)	64,595	3,681,915
NuVasive, Inc.(a)	66,054	3,273,636
Ocular Therapeutix, Inc.(a)	41,318	164,446
OraSure Technologies, Inc.(a)	77,298	902,841
Orthofix Medical, Inc.(a)	22,089	1,159,452
OrthoPediatrics Corp.(a)(b)	8,385	292,469
Owens & Minor, Inc.	78,461	496,658
Patterson Cos., Inc.	105,344	2,071,063
Quidel Corp.(a)	43,912	2,143,784
Quorum Health Corp.(a)(b)	35,259	101,899
SeaSpine Holdings Corp.(a)	18,708	341,234
Senseonics Holdings, Inc.(a)(b)	106,289	275,288
Sientra, Inc.(a)	28,381	360,722
STAAR Surgical Co.(a)	55,530	1,771,962
Surmodics, Inc.(a)(b)	16,655	787,115
TransEnterix, Inc.(a)(b)	195,404	441,613
Utah Medical Products, Inc.	4,201	349,019
ViewRay, Inc.(a)(b)	79,768	484,192
Wright Medical Group NV(a)	159,723	4,347,660

		50,693,638

Medical Equipment — 1.2%
Accuray, Inc.(a)	104,747	357,187
CareDx, Inc.(a)(b)	44,345	1,114,833
ElectroCore LLC(a)(b)	6,675	41,786
Fluidigm Corp.(a)(b)	34,163	294,485
FONAR Corp.(a)	7,721	156,273
Glaukos Corp.(a)(b)	43,767	2,458,392
Haemonetics Corp.(a)	66,754	6,678,738
Helius Medical Technologies, Inc.(a)	20,861	191,087

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical Equipment (continued)
Inspire Medical Systems, Inc.(a)(b)	15,009	$634,130
IntriCon Corp.(a)	9,088	239,742
iRadimed Corp.(a)(b)	4,167	101,925
iRhythm Technologies, Inc.(a)	30,975	2,152,143
Lantheus Holdings, Inc.(a)	47,711	746,677
Luminex Corp.	52,380	1,210,502
Natus Medical, Inc.(a)	41,301	1,405,473
Neuronetics, Inc.(a)	7,452	144,196
Nevro Corp.(a)(b)	36,771	1,430,024
NxStage Medical, Inc.(a)	84,707	2,424,314
Oxford Immunotec Global PLC(a)	30,839	394,123
Quanterix Corp.(a)	10,781	197,400
SI-BONE, Inc.(a)	10,557	220,536
Tactile Systems Technology, Inc.(a)(b)	22,207	1,011,529
Tandem Diabetes Care, Inc.(a)	65,495	2,486,845
Vapotherm, Inc.(a)	5,865	117,007
Varex Imaging Corp.(a)	48,224	1,141,944

		27,351,291

Metal Fabricating — 0.8%
Advanced Drainage Systems, Inc.	45,729	1,108,928
DMC Global, Inc.(b)	18,038	633,495
Eastern Co.	6,670	161,281
Global Brass & Copper Holdings, Inc.	27,946	702,842
Haynes International, Inc.	15,182	400,805
Lawson Products, Inc.(a)	8,156	257,730
LB Foster Co., Class A(a)	12,041	191,452
MRC Global, Inc.(a)(b)	106,185	1,298,643
Mueller Industries, Inc.	71,625	1,673,160
Mueller Water Products, Inc., Series A	198,735	1,808,488
NN, Inc.	53,201	356,979
Northwest Pipe Co.(a)(b)	11,681	272,050
RBC Bearings, Inc.(a)	30,700	4,024,770
Rexnord Corp.(a)(b)	134,312	3,082,460
Worthington Industries, Inc.	53,947	1,879,513

		17,852,596

Metals & Minerals: Diversified — 0.6%
Cleveland-Cliffs, Inc.(a)(b)	382,561	2,941,894
Commercial Metals Co.	149,615	2,396,832
Compass Minerals International, Inc.	43,062	1,795,255
Energy Fuels, Inc.(a)	103,373	294,613
Ferroglobe PLC(c)	42,394	—
Hecla Mining Co.	578,994	1,366,426
Materion Corp.	25,416	1,143,466
Minerals Technologies, Inc.	45,464	2,334,122
Oil-Dri Corp. of America	6,357	168,461
Ring Energy, Inc.(a)	70,453	357,901
SunCoke Energy, Inc.(a)	80,376	687,215
U.S. Silica Holdings, Inc.	100,613	1,024,240
United States Lime & Minerals, Inc.	2,320	164,720

		14,675,145

Office Supplies & Equipment — 0.5%
ACCO Brands Corp.	132,967	901,516
Eastman Kodak Co.(a)(b)	17,543	44,735
Electronics for Imaging, Inc.(a)	56,215	1,394,132
Essendant, Inc.	46,342	582,982
Herman Miller, Inc.	76,410	2,311,403
HNI Corp.	55,773	1,976,037
Kimball International, Inc., Class B	45,681	648,213
Knoll, Inc.	62,206	1,025,155
Pitney Bowes, Inc.	237,731	1,404,990
Steelcase, Inc., Class A	107,197	1,589,732

		11,878,895

Security	Shares	Value

Offshore Drilling & Other Services — 0.1%
Diamond Offshore Drilling, Inc.(a)	83,257	$785,946
Noble Corp. PLC(a)(b)	316,929	830,354
SEACOR Marine Holdings, Inc.(a)	20,435	240,316

		1,856,616

Oil Well Equipment & Services — 0.9%
Basic Energy Services, Inc.(a)	23,705	91,027
C&J Energy Services, Inc.(a)	81,570	1,101,195
Cactus, Inc., Class A(a)	47,999	1,315,653
Covia Holdings Corp.(a)(b)	39,739	135,907
Dawson Geophysical Co.(a)	24,699	83,483
Dril-Quip, Inc.(a)(b)	45,841	1,376,605
Flotek Industries, Inc.(a)	72,993	79,562
Forum Energy Technologies, Inc.(a)	99,100	409,283
Frank’s International NV(a)	94,048	490,931
FTS International, Inc.(a)(b)	39,557	281,250
Helix Energy Solutions Group, Inc.(a)(b)	177,775	961,763
Independence Contract Drilling, Inc.(a)	61,569	192,095
ION Geophysical Corp.(a)	11,931	61,803
Keane Group, Inc.(a)	64,616	528,559
Key Energy Services, Inc.(a)(b)	10,388	21,503
KLX Energy Services Holdings, Inc.(a)(b)	24,660	578,277
Liberty Oilfield Services, Inc., Class A(b)	56,898	736,829
Mammoth Energy Services, Inc.	15,688	282,070
Matrix Service Co.(a)	32,375	580,808
McDermott International, Inc.(a)	226,685	1,482,520
Natural Gas Services Group, Inc.(a)(b)	15,264	250,940
NCS Multistage Holdings, Inc.(a)(b)	11,250	57,263
Newpark Resources, Inc.(a)	112,622	773,713
Nine Energy Service, Inc.(a)	18,473	416,381
Oceaneering International, Inc.(a)	124,923	1,511,568
Oil States International, Inc.(a)	75,326	1,075,655
Profire Energy, Inc.(a)	36,853	53,437
ProPetro Holding Corp.(a)	89,563	1,103,416
Quintana Energy Services, Inc.(a)	8,363	28,936
RigNet, Inc.(a)(b)	16,416	207,498
Rowan Cos. PLC, Class A(a)	161,049	1,351,201
SEACOR Holdings, Inc.(a)	21,991	813,667
Select Energy Services, Inc., Class A(a)(b)	54,677	345,559
Smart Sand, Inc.(a)(b)	25,048	55,607
Solaris Oilfield Infrastructure, Inc., Class A(b)	33,860	409,367
Superior Energy Services, Inc.(a)	189,590	635,127
TETRA Technologies, Inc.(a)	144,037	241,982

		20,122,440

Oil, Gas & Consumable Fuels — 0.2%
Archrock, Inc.	160,672	1,203,433
Ardmore Shipping Corp.(a)	39,470	184,325
CARBO Ceramics, Inc.(a)	24,546	85,420
DHT Holdings, Inc.	111,111	435,555
Dorian LPG Ltd.(a)	37,188	216,806
Exterran Corp.(a)	41,625	736,763
Frontline Ltd.(a)(b)	94,427	522,181
Plug Power, Inc.(a)(b)	264,461	327,932

		3,712,415

Oil: Crude Producers — 1.4%
Abraxas Petroleum Corp.(a)	193,537	210,955
Approach Resources, Inc.(a)	54,260	47,315
Berry Petroleum Corp.	16,649	145,679
Bonanza Creek Energy, Inc.(a)	24,212	500,462
California Resources Corp.(a)	58,052	989,206
Callon Petroleum Co.(a)(b)	293,383	1,904,056
Carrizo Oil & Gas, Inc.(a)	110,451	1,246,992
CVR Energy, Inc.	23,075	795,626
Denbury Resources, Inc.(a)	580,771	993,118

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil: Crude Producers (continued)
Earthstone Energy, Inc., Class A(a)	22,095	$99,869
Eclipse Resources Corp.(a)	96,687	101,521
Evolution Petroleum Corp.	29,537	201,442
Goodrich Petroleum Corp.(a)	10,623	143,410
Gulfport Energy Corp.(a)	220,707	1,445,631
Halcon Resources Corp.(a)(b)	163,460	277,882
HighPoint Resources Corp.(a)	131,640	327,784
Isramco, Inc.(a)	1,033	122,410
Jagged Peak Energy, Inc.(a)(b)	81,108	739,705
Laredo Petroleum, Inc.(a)	199,836	723,406
Lilis Energy, Inc.(a)	54,253	74,327
Midstates Petroleum Co., Inc.(a)	18,482	138,800
Northern Oil and Gas, Inc.(a)	240,833	544,283
Oasis Petroleum, Inc.(a)	346,223	1,914,613
ONE Gas, Inc.	66,976	5,331,290
Overseas Shipholding Group, Inc., Class A(a)	72,202	119,855
Panhandle Oil and Gas, Inc., Class A	18,695	289,772
PDC Energy, Inc.(a)	85,149	2,534,034
Penn Virginia Corp.(a)	15,944	861,933
Resolute Energy Corp.(a)(b)	28,054	813,005
Rosehill Resources, Inc.(a)	2,244	5,004
Sanchez Energy Corp.(a)(b)	90,188	24,351
SandRidge Energy, Inc.(a)	36,675	279,097
SilverBow Resources, Inc.(a)	9,034	213,564
Southwestern Energy Co.(a)(b)	757,580	2,583,348
SRC Energy, Inc.(a)	305,663	1,436,616
Talos Energy, Inc.(a)(b)	25,883	422,411
Tellurian, Inc.(a)(b)	109,370	760,121
Ultra Petroleum Corp.(a)	185,266	140,821
Unit Corp.(a)	67,238	960,159
W&T Offshore, Inc.(a)	114,703	472,576
WildHorse Resource Development Corp.(a)	33,509	472,812
Zion Oil & Gas, Inc.(a)	54,327	22,676

		31,431,937

Oil: Integrated — 0.0%
Alta Mesa Resources, Inc., Class A(a)(b)	129,669	129,669

Oil: Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	2,391	92,556
Clean Energy Fuels Corp.(a)(b)	168,437	289,712
Delek US Holdings, Inc.	104,712	3,404,187
Par Pacific Holdings, Inc.(a)	38,042	539,436
Renewable Energy Group, Inc.(a)(b)	46,635	1,198,519
Trecora Resources(a)	24,229	188,986
World Fuel Services Corp.	84,656	1,812,485

		7,525,881

Paints & Coatings — 0.2%
Chase Corp.	9,308	931,265
Ferro Corp.(a)	105,100	1,647,968
HB Fuller Co.	65,066	2,776,366
Kronos Worldwide, Inc.	27,586	317,791

		5,673,390

Paper — 0.2%
Clearwater Paper Corp.(a)	20,000	487,400
Neenah, Inc.	21,071	1,241,503
PH Glatfelter Co.	55,823	544,832
Schweitzer-Mauduit International, Inc.	39,471	988,749
Verso Corp., Class A(a)	44,290	992,096

		4,254,580

Personal Care — 0.3%
Edgewell Personal Care Co.(a)	69,333	2,589,587
USANA Health Sciences, Inc.(a)	16,272	1,915,703

Security	Shares	Value

Personal Care (continued)
WD-40 Co.	17,531	$3,212,731

		7,718,021

Pharmaceuticals — 2.5%
Abeona Therapeutics, Inc.(a)	37,325	266,500
ACADIA Pharmaceuticals, Inc.(a)	126,420	2,044,211
Achaogen, Inc.(a)(b)	33,174	40,804
Achillion Pharmaceuticals, Inc.(a)	166,663	264,994
Aclaris Therapeutics, Inc.(a)	44,721	330,488
Adamas Pharmaceuticals, Inc.(a)	27,731	236,823
Aerie Pharmaceuticals, Inc.(a)(b)	44,935	1,622,153
Akorn, Inc.(a)	112,154	380,202
Amneal Pharmaceuticals, Inc.(a)(b)	109,801	1,485,608
Amphastar Pharmaceuticals, Inc.(a)	45,669	908,813
Ampio Pharmaceuticals, Inc.(a)(b)	169,879	67,068
Aquestive Therapeutics, Inc.(a)	6,079	38,298
Aratana Therapeutics, Inc.(a)(b)	59,538	364,968
Arrowhead Pharmaceuticals, Inc.(a)(b)	109,949	1,365,567
Assertio Therapeutics, Inc.(a)	69,080	249,379
Axonics Modulation Technologies, Inc.(a)	8,754	132,273
Biospecifics Technologies Corp.(a)	6,970	422,382
Cambrex Corp.(a)(b)	42,333	1,598,494
Chimerix, Inc.(a)	52,616	135,223
ChromaDex Corp.(a)	44,059	151,122
Concert Pharmaceuticals, Inc.(a)	25,776	323,489
Corcept Therapeutics, Inc.(a)	123,387	1,648,450
Corium International, Inc.(b)	34,301	6,174
Corvus Pharmaceuticals, Inc.(a)	15,831	58,100
Dicerna Pharmaceuticals, Inc.(a)	67,940	726,279
Durect Corp.(a)	203,081	98,108
Eagle Pharmaceuticals, Inc.(a)	13,572	546,816
Eloxx Pharmaceuticals, Inc.(a)(b)	27,723	332,953
Enanta Pharmaceuticals, Inc.(a)	21,161	1,498,834
Endo International PLC(a)	287,824	2,101,115
Esperion Therapeutics, Inc.(a)	28,903	1,329,538
Evolus, Inc.(a)(b)	10,564	125,712
Heska Corp.(a)	8,556	736,672
Horizon Pharma PLC(a)	215,728	4,215,325
Idera Pharmaceuticals, Inc.(a)	23,341	64,655
Immune Design Corp.(a)	38,579	50,153
Innoviva, Inc.(a)	87,081	1,519,563
Intra-Cellular Therapies, Inc.(a)	55,436	631,416
Ironwood Pharmaceuticals, Inc.(a)	177,704	1,841,013
La Jolla Pharmaceutical Co.(a)	26,717	251,941
Lannett Co., Inc.(a)	41,580	206,237
Liquidia Technologies, Inc.(a)(b)	5,680	123,029
Mallinckrodt PLC(a)(b)	103,983	1,642,931
Medicines Co.(a)(b)	86,956	1,664,338
Melinta Therapeutics, Inc.(a)	39,501	31,312
MyoKardia, Inc.(a)(b)	43,700	2,135,182
Omthera Pharmaceuticals, Inc.(a)(c)	1,326	—
Optinose, Inc.(a)(b)	22,338	138,496
Osmotica Pharmaceuticals PLC(a)	12,318	95,464
Pacira Pharmaceuticals, Inc.(a)(b)	51,252	2,204,861
Paratek Pharmaceuticals, Inc.(a)(b)	38,181	195,869
PetIQ, Inc.(a)(b)	19,899	467,030
Portola Pharmaceuticals, Inc.(a)(b)	82,249	1,605,500
Prestige Consumer Healthcare, Inc.(a)(b)	66,834	2,063,834
Radius Health, Inc.(a)	51,116	842,903
Reata Pharmaceuticals, Inc., Class A(a)	23,618	1,324,970
Revance Therapeutics, Inc.(a)	41,453	834,449
scPharmaceuticals, Inc.(a)	5,760	21,658
SIGA Technologies, Inc.(a)	66,679	526,764
Spectrum Pharmaceuticals, Inc.(a)	129,516	1,133,265
Supernus Pharmaceuticals, Inc.(a)	62,898	2,089,472

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Syndax Pharmaceuticals, Inc.(a)	15,056	$66,999
Teligent, Inc.(a)(b)	46,057	63,098
TG Therapeutics, Inc.(a)(b)	76,974	315,593
TherapeuticsMD, Inc.(a)(b)	234,663	894,066
Theravance Biopharma, Inc.(a)	54,678	1,399,210
Ultragenyx Pharmaceutical, Inc.(a)(b)	61,371	2,668,411
Voyager Therapeutics, Inc.(a)	25,472	239,437
Zafgen, Inc.(a)	35,130	173,893
Zogenix, Inc.(a)(b)	53,908	1,965,486
Zomedica Pharmaceuticals Corp.(a)(b)	42,599	52,397

		57,397,830

Photography — 0.0%
GoPro, Inc., Class A(a)	145,167	615,508

Plastics — 0.1%
Trinseo SA	55,045	2,519,960

Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc.(a)	49,286	2,115,848
Generac Holdings, Inc.(a)	77,926	3,872,922
Maxwell Technologies, Inc.(a)(b)	51,995	107,629
Powell Industries, Inc.	10,787	269,783
Vicor Corp.(a)	22,063	833,761

		7,199,943

Precious Metals & Minerals — 0.1%
Tahoe Resources, Inc.(a)	392,409	1,432,293

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A(a)(b)	50,358	1,434,699
Cimpress NV(a)(b)	28,297	2,926,476

		4,361,175

Producer Durables: Miscellaneous — 0.1%
Advanced Disposal Services, Inc.(a)	93,103	2,228,886
Park-Ohio Holdings Corp.	10,768	330,470

		2,559,356

Production Technology Equipment — 0.7%
ACM Research, Inc., Class A(a)	10,992	119,593
Axcelis Technologies, Inc.(a)	41,170	732,826
Brooks Automation, Inc.	89,294	2,337,717
Cohu, Inc.	50,063	804,512
Electro Scientific Industries, Inc.(a)	40,817	1,222,877
Entegris, Inc.	182,387	5,087,685
Ichor Holdings Ltd.(a)(b)	28,729	468,283
Nanometrics, Inc.(a)	28,784	786,667
Photronics, Inc.(a)	83,037	803,798
Rudolph Technologies, Inc.(a)	40,471	828,441
Ultra Clean Holdings, Inc.(a)	47,140	399,276
Veeco Instruments, Inc.(a)(b)	58,643	434,545
Xperi Corp.	61,882	1,138,010

		15,164,230

Publishing — 0.4%
Daily Journal Corp.(a)(b)	1,372	321,048
Eros International PLC(a)(b)	43,517	360,756
Meredith Corp.	50,668	2,631,696
New Media Investment Group, Inc.	76,610	886,378
New York Times Co., Class A	168,792	3,762,374
Scholastic Corp.	35,964	1,447,910
Tribune Publishing Co.(a)	21,747	246,611

		9,656,773

Radio & TV Broadcasters — 0.9%
Beasley Broadcasting Group, Inc., Class A	6,880	25,800
Central European Media Enterprises Ltd., Class A(a)(b)	104,696	291,055
Entercom Communications Corp., Class A	164,480	939,181

Security	Shares	Value

Radio & TV Broadcasters (continued)
Entravision Communications Corp., Class A	79,415	$231,098
Gannett Co., Inc.	143,132	1,220,916
Gray Television, Inc.(a)	100,939	1,487,841
Liberty Media Corp.-Liberty Braves, Class A(a)	12,192	304,069
Liberty Media Corp.-Liberty Braves, Class C(a)	45,034	1,120,896
MSG Networks, Inc., Class A(a)	74,765	1,761,463
Nexstar Media Group, Inc., Class A	57,528	4,524,002
Pandora Media, Inc.(a)	333,345	2,696,761
Saga Communications, Inc., Class A	4,558	151,462
Sinclair Broadcast Group, Inc., Class A	88,180	2,322,661
TEGNA, Inc.	278,576	3,028,121

		20,105,326

Railroad Equipment — 0.1%
FreightCar America, Inc.(a)	16,590	110,987
Greenbrier Cos., Inc.	39,988	1,581,126

		1,692,113

Real Estate — 0.4%
Consolidated-Tomoka Land Co.	4,910	257,775
Cushman & Wakefield PLC(a)(b)	59,392	859,402
Griffin Industrial Realty, Inc.	1,072	34,197
HFF, Inc., Class A	47,434	1,572,911
Kennedy-Wilson Holdings, Inc.	160,984	2,925,079
Newmark Group, Inc., Class A	188,734	1,513,647
Redfin Corp.(a)(b)	100,034	1,440,490
RMR Group, Inc., Class A	8,613	457,178
St. Joe Co.(a)(b)	43,091	567,509
Stratus Properties, Inc.(a)(b)	7,179	172,152
Tejon Ranch Co.(a)	25,437	421,746
Trinity Place Holdings, Inc.(a)	19,877	86,266

		10,308,352

Real Estate Investment Trusts (REITs) — 7.4%
Acadia Realty Trust	103,506	2,459,303
AG Mortgage Investment Trust, Inc.	36,098	575,041
Agree Realty Corp.	43,059	2,545,648
Alexander & Baldwin, Inc.(a)	86,288	1,585,973
Alexander’s, Inc.	2,734	833,159
American Assets Trust, Inc.	49,455	1,986,607
Americold Realty Trust	110,889	2,832,105
Anworth Mortgage Asset Corp.	119,117	481,233
Apollo Commercial Real Estate Finance, Inc.	158,458	2,639,910
Arbor Realty Trust, Inc.	66,942	674,106
Ares Commercial Real Estate Corp.	34,419	448,824
Armada Hoffler Properties, Inc.	62,372	876,950
ARMOUR Residential REIT, Inc.	53,114	1,088,837
Ashford Hospitality Trust, Inc.	111,823	447,292
Blackstone Mortgage Trust, Inc., Class A	143,662	4,577,071
Bluerock Residential Growth REIT, Inc.	28,375	255,943
Braemar Hotels & Resorts, Inc.	36,040	321,837
BRT Apartments Corp.	11,885	135,964
Capstead Mortgage Corp.	112,557	750,755
CareTrust REIT, Inc.	98,310	1,814,803
Catchmark Timber Trust, Inc., Class A	60,335	428,379
CBL & Associates Properties, Inc.(b)	208,362	400,055
Cedar Realty Trust, Inc.	104,557	328,309
Chatham Lodging Trust	57,964	1,024,804
Cherry Hill Mortgage Investment Corp.(b)	18,680	327,647
Chesapeake Lodging Trust	76,217	1,855,884
City Office REIT, Inc.	49,062	502,886
Clipper Realty, Inc.	18,909	247,141
Colony Credit Real Estate, Inc.	106,104	1,675,382
Community Healthcare Trust, Inc.	22,384	645,331
CoreCivic, Inc.	152,611	2,721,054
CorEnergy Infrastructure Trust, Inc.(b)	15,242	504,205

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Cousins Properties, Inc.	540,324	$4,268,560
DiamondRock Hospitality Co.	266,374	2,418,676
Dynex Capital, Inc.	73,092	418,086
Easterly Government Properties, Inc.	76,487	1,199,316
EastGroup Properties, Inc.	45,199	4,146,104
Essential Properties Realty Trust, Inc.	45,730	632,903
Exantas Capital Corp.	37,080	371,542
Farmland Partners, Inc.	38,304	173,900
First Industrial Realty Trust, Inc.	160,047	4,618,956
Four Corners Property Trust, Inc.	87,037	2,280,369
Franklin Street Properties Corp.	133,953	834,527
Front Yard Residential Corp.(b)	60,326	526,646
Geo Group, Inc.	154,417	3,042,015
Getty Realty Corp.	41,383	1,217,074
Gladstone Commercial Corp.	36,227	649,188
Gladstone Land Corp.	16,194	185,907
Global Medical REIT, Inc.	22,634	201,216
Global Net Lease, Inc.	91,684	1,615,472
Government Properties Income Trust	103,202	708,998
Granite Point Mortgage Trust, Inc.	54,218	977,551
Great Ajax Corp.	19,164	230,926
Healthcare Realty Trust, Inc.(b)	159,320	4,531,061
Hersha Hospitality Trust	45,747	802,402
Independence Realty Trust, Inc.(b)	110,215	1,011,774
Industrial Logistics Properties Trust	80,850	1,590,327
InfraREIT, Inc.	55,864	1,174,261
Innovative Industrial Properties, Inc.	11,885	539,460
Invesco Mortgage Capital, Inc.	144,365	2,090,405
Investors Real Estate Trust	15,152	743,509
iStar, Inc.	83,611	766,713
Jernigan Capital, Inc.(b)	21,987	435,782
Kite Realty Group Trust	104,550	1,473,110
KKR Real Estate Finance Trust, Inc.	27,142	519,769
Lexington Realty Trust	272,547	2,237,611
LTC Properties, Inc.	50,547	2,106,799
Mack-Cali Realty Corp.(b)	116,256	2,277,455
MedEquities Realty Trust, Inc.	33,997	232,539
Monmouth Real Estate Investment Corp.	110,249	1,367,088
National Health Investors, Inc.	52,538	3,968,721
National Storage Affiliates Trust	72,737	1,924,621
New Senior Investment Group, Inc.	91,884	378,562
New York Mortgage Trust, Inc.	196,470	1,157,208
NexPoint Residential Trust, Inc.	23,257	815,158
NorthStar Realty Europe Corp.	57,399	834,581
One Liberty Properties, Inc.	18,412	445,939
Orchid Island Capital, Inc.	63,803	407,701
Pebblebrook Hotel Trust	175,325	4,963,451
Pennsylvania Real Estate Investment Trust	85,380	507,157
PennyMac Mortgage Investment Trust(f)	75,714	1,409,795
Physicians Realty Trust(b)	234,711	3,762,417
Piedmont Office Realty Trust, Inc., Class A(b)	164,651	2,805,653
PotlatchDeltic Corp.	85,197	2,695,633
Preferred Apartment Communities, Inc., Class A	50,471	709,622
PS Business Parks, Inc.(b)	25,582	3,351,242
QTS Realty Trust, Inc., Class A(b)	65,460	2,425,293
Ready Capital Corp.(b)	21,645	299,350
Redwood Trust, Inc.	103,836	1,564,809
Retail Opportunity Investments Corp.	144,343	2,292,167
Rexford Industrial Realty, Inc.	118,563	3,494,052
RLJ Lodging Trust	223,428	3,664,219
RPT Realty	100,239	1,197,856
Sabra Health Care REIT, Inc.	228,595	3,767,246
Safety Income and Growth, Inc.	9,856	185,391
Saul Centers, Inc.	15,157	715,714

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Select Income REIT	111,748	$822,465
Seritage Growth Properties, Class A	41,273	1,334,356
STAG Industrial, Inc.	125,736	3,128,312
Summit Hotel Properties, Inc.	130,663	1,271,351
Sunstone Hotel Investors, Inc.	293,229	3,814,909
Tanger Factory Outlet Centers, Inc.(b)	118,073	2,387,436
Terreno Realty Corp.	74,676	2,626,355
Tier REIT, Inc.(b)	67,770	1,398,095
TPG RE Finance Trust, Inc.	45,157	825,470
UMH Properties, Inc.	43,370	513,501
Universal Health Realty Income Trust(b)	16,467	1,010,580
Urban Edge Properties	140,566	2,336,207
Urstadt Biddle Properties, Inc., Class A	36,547	702,433
Washington Prime Group, Inc.	236,175	1,147,811
Washington Real Estate Investment Trust	102,812	2,364,676
Western Asset Mortgage Capital Corp.(b)	59,094	492,844
Whitestone REIT	48,224	591,226
Xenia Hotels & Resorts, Inc.	144,780	2,490,216

		171,612,236

Real Estate Management & Development — 0.1%
American Realty Investors, Inc.(a)	2,954	35,655
BBX Capital Corp.	62,738	359,489
CorePoint Lodging, Inc.(b)	52,274	640,357
Forestar Group, Inc.(a)	12,371	171,338
Maui Land & Pineapple Co., Inc.(a)(b)	7,868	78,051
Spirit MTA REIT	52,834	376,706
Transcontinental Realty Investors, Inc.(a)	2,104	59,585

		1,721,181

Recreational Vehicles & Boats — 0.2%
Camping World Holdings, Inc., Class A	41,640	477,611
LCI Industries	31,395	2,097,186
Malibu Boats, Inc., Class A(a)(b)	26,298	915,170
Marine Products Corp.	9,253	156,468
MasterCraft Boat Holdings, Inc.(a)	22,591	422,452
Winnebago Industries, Inc.	39,744	962,202

		5,031,089

Rental & Leasing Services: Consumer — 0.2%
Avis Budget Group, Inc.(a)	85,768	1,928,065
Hertz Global Holdings, Inc.(a)	70,440	961,506
Rent-A-Center, Inc.(a)	56,052	907,482

		3,797,053

Restaurants — 1.6%
Biglari Holdings, Inc., Class A(a)(b)	108	63,468
Biglari Holdings, Inc., Class B(a)	1,183	134,365
BJ’s Restaurants, Inc.	26,112	1,320,484
Bloomin’ Brands, Inc.	106,572	1,906,573
Bojangles’, Inc.(a)	21,124	339,674
Brinker International, Inc.	49,625	2,182,507
Carrols Restaurant Group, Inc.(a)	41,715	410,476
Cheesecake Factory, Inc.	54,328	2,363,811
Cracker Barrel Old Country Store, Inc.	24,732	3,953,658
Dave & Buster’s Entertainment, Inc.	51,194	2,281,205
Del Taco Restaurants, Inc.(a)(b)	38,859	388,201
Denny’s Corp.(a)	78,417	1,271,140
Dine Brands Global, Inc.	21,169	1,425,520
El Pollo Loco Holdings, Inc.(a)(b)	25,840	391,993
Ellie Mae, Inc.(a)(b)	44,541	2,798,511
Fiesta Restaurant Group, Inc.(a)	29,064	450,783
Habit Restaurants, Inc., Class A(a)	24,599	258,289
J Alexander’s Holdings, Inc.(a)	16,565	136,330
Jack in the Box, Inc.	34,930	2,711,616
Nathan’s Famous, Inc.	3,634	241,479

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Restaurants (continued)
Noodles & Co.(a)	17,117	$119,648
Papa John’s International, Inc.	28,053	1,116,790
Potbelly Corp.(a)(b)	27,521	221,544
Red Robin Gourmet Burgers, Inc.(a)	15,635	417,767
Ruth’s Hospitality Group, Inc.	36,489	829,395
Shake Shack, Inc., Class A(a)	31,152	1,414,924
Texas Roadhouse, Inc.	87,134	5,201,900
Wingstop, Inc.	37,311	2,394,993

		36,747,044

Scientific Instruments: Control & Filter — 0.5%
Arlo Technologies, Inc.(a)(b)	14,181	141,526
Brady Corp., Class A	61,225	2,660,839
CIRCOR International, Inc.(a)	19,626	418,034
Energy Recovery, Inc.(a)(b)	44,605	300,192
ESCO Technologies, Inc.	32,708	2,157,093
Gorman-Rupp Co.	22,668	734,670
Napco Security Technologies, Inc.(a)	14,495	228,296
Sun Hydraulics Corp.	36,539	1,212,729
Thermon Group Holdings, Inc.(a)	41,629	844,236
Watts Water Technologies, Inc., Class A	35,695	2,303,398

		11,001,013

Scientific Instruments: Electrical — 0.4%
Allied Motion Technologies, Inc.(b)	8,468	378,435
Atkore International Group, Inc.(a)	50,134	994,658
AZZ, Inc.	32,706	1,320,014
EnerSys	54,113	4,199,710
Franklin Electric Co., Inc.	59,590	2,555,219
Preformed Line Products Co.	3,907	211,955

		9,659,991

Scientific Instruments: Gauges & Meters — 0.3%
Badger Meter, Inc.	36,088	1,775,890
FARO Technologies, Inc.(a)	21,601	877,865
Itron, Inc.(a)(b)	43,552	2,059,574
Mesa Laboratories, Inc.	4,248	885,241
Vishay Precision Group, Inc.(a)	13,280	401,454

		6,000,024

Scientific Instruments: Pollution Control — 0.4%
CECO Environmental Corp.(a)	37,043	250,040
Covanta Holding Corp.	151,048	2,027,064
Darling Ingredients, Inc.(a)	210,584	4,051,636
Evoqua Water Technologies Corp.(a)(b)	97,241	933,514
Heritage-Crystal Clean, Inc.(a)	18,232	419,518
Team, Inc.(a)(b)	38,011	556,861
U.S. Ecology, Inc.	27,683	1,743,476

		9,982,109

Securities Brokerage & Services — 0.1%
Gain Capital Holdings, Inc.(b)	33,454	206,077
INTL. FCStone, Inc.(a)	19,703	720,736
Investment Technology Group, Inc.	41,169	1,244,950
Ladenburg Thalmann Financial Services, Inc.	124,493	290,069
Siebert Financial Corp.(a)	9,518	137,630

		2,599,462

Semiconductors & Components — 1.9%
Acacia Communications, Inc.(a)(b)	34,568	1,313,584
Adesto Technologies Corp.(a)(b)	28,801	126,724
Alpha & Omega Semiconductor Ltd.(a)(b)	24,182	246,415
Amkor Technology, Inc.(a)	129,295	848,175
Aquantia Corp.(a)(b)	26,814	235,159
AXT, Inc.(a)	45,965	199,948
CEVA, Inc.(a)	28,341	626,053
Cirrus Logic, Inc.(a)	77,217	2,562,060

Security	Shares	Value

Semiconductors & Components (continued)
Cree, Inc.(a)(b)	129,354	$5,533,117
Diodes, Inc.(a)	50,758	1,637,453
FormFactor, Inc.(a)	93,423	1,316,330
Inphi Corp.(a)(b)	54,874	1,764,199
Integrated Device Technology, Inc.(a)	166,562	8,066,598
Kopin Corp.(a)	73,722	73,648
Lattice Semiconductor Corp.(a)	147,923	1,023,627
MACOM Technology Solutions Holdings, Inc.(a)(b)	58,214	844,685
MaxLinear, Inc., Class A(a)(b)	79,962	1,407,331
Power Integrations, Inc.	36,802	2,244,186
Rambus, Inc.(a)	136,928	1,050,238
Semtech Corp.(a)	83,616	3,835,466
Silicon Laboratories, Inc.(a)	55,167	4,347,711
SMART Global Holdings, Inc.(a)	12,498	371,191
Vishay Intertechnology, Inc.	170,263	3,066,437

		42,740,335

Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)	39,690	1,388,356

Shipping — 0.4%
Eagle Bulk Shipping, Inc.(a)	56,318	259,626
GasLog Ltd.	52,333	861,401
Genco Shipping & Trading Ltd.(a)(b)	12,757	100,653
Golar LNG Ltd.	121,557	2,645,080
International Seaways, Inc.(a)(b)	26,677	449,241
Matson, Inc.	53,527	1,713,935
Nordic American Tankers Ltd.	172,926	345,852
Safe Bulkers, Inc.(a)	56,854	101,200
Scorpio Tankers, Inc.	577,089	1,015,677
Ship Finance International Ltd.	102,033	1,074,407
Teekay Corp.(b)	82,086	274,167
Teekay Tankers Ltd., Class A	229,238	212,733
Tidewater, Inc.(a)(b)	36,260	693,654

		9,747,626

Software — 0.4%
Castlight Health, Inc., Class B(a)	100,624	218,354
Five9, Inc.(a)	73,681	3,221,333
Instructure, Inc.(a)(b)	40,137	1,505,539
MobileIron, Inc.(a)	94,024	431,570
Model N, Inc.(a)	31,995	423,294
Park City Group, Inc.(a)	16,024	95,663
pdvWireless, Inc.(a)(b)	11,292	422,208
Qualys, Inc.(a)	43,766	3,271,071

		9,589,032

Specialty Retail — 2.9%
1-800-Flowers.com, Inc., Class A(a)	33,506	409,778
Aaron’s, Inc.(b)	88,951	3,740,390
Abercrombie & Fitch Co., Class A	85,963	1,723,558
America’s Car-Mart, Inc.(a)	7,278	527,291
American Eagle Outfitters, Inc.	207,252	4,006,181
Asbury Automotive Group, Inc.(a)	24,670	1,644,502
Ascena Retail Group, Inc.(a)	214,176	537,582
At Home Group, Inc.(a)(b)	56,713	1,058,265
Barnes & Noble Education, Inc.(a)	48,311	193,727
Barnes & Noble, Inc.	74,035	524,908
Bed Bath & Beyond, Inc.	172,796	1,956,051
Big 5 Sporting Goods Corp.	20,814	53,908
BMC Stock Holdings, Inc.(a)	85,161	1,318,292
Boot Barn Holdings, Inc.(a)(b)	35,966	612,501
Buckle, Inc.	35,467	685,932
Caleres, Inc.	53,180	1,479,999
Carvana Co.(a)(b)	40,907	1,338,068
Cato Corp., Class A	28,341	404,426

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Chico’s FAS, Inc.	159,770	$897,907
Children’s Place, Inc.	20,456	1,842,881
Citi Trends, Inc.	15,352	313,027
Conn’s, Inc.(a)	24,034	453,281
Container Store Group, Inc.(a)	21,240	101,315
DSW, Inc., Class A	88,246	2,179,676
Express, Inc.(a)(b)	87,935	449,348
Five Below, Inc.(a)	70,194	7,182,250
Francesca’s Holdings Corp.(a)(b)	37,738	36,636
GameStop Corp., Class A	126,678	1,598,676
Genesco, Inc.(a)	24,894	1,102,804
GNC Holdings, Inc., Class A(a)	95,682	226,766
Group 1 Automotive, Inc.	23,457	1,236,653
Guess?, Inc.	72,759	1,511,205
Haverty Furniture Cos., Inc.	23,381	439,095
Hibbett Sports, Inc.(a)	23,602	337,509
J. Jill, Inc.(a)(b)	22,748	121,247
Lands’ End, Inc.(a)	14,247	202,450
Lithia Motors, Inc., Class A	28,566	2,180,443
Lumber Liquidators Holdings, Inc.(a)(b)	34,808	331,372
MarineMax, Inc.(a)	31,503	576,820
Monro, Inc.	40,903	2,812,081
Murphy USA, Inc.(a)	38,650	2,962,136
National Vision Holdings, Inc.(a)	80,725	2,274,023
Office Depot, Inc.	699,944	1,805,856
Party City Holdco, Inc.(a)(b)	72,818	726,724
Pier 1 Imports, Inc.	105,755	32,340
Regis Corp.(a)	43,299	733,918
RTW RetailWinds, Inc.(a)	40,088	113,449
Sally Beauty Holdings, Inc.(a)(b)	154,865	2,640,448
Shoe Carnival, Inc.	13,008	435,898
Shutterfly, Inc.(a)	42,287	1,702,475
Sonic Automotive, Inc., Class A	29,684	408,452
Sportsman’s Warehouse Holdings, Inc.(a)(b)	46,809	205,023
Stamps.com, Inc.(a)	22,589	3,515,752
Systemax, Inc.	15,164	362,268
Tailored Brands, Inc.	63,815	870,437
Tilly’s, Inc., Class A	25,914	281,426
Zumiez, Inc.(a)	22,928	439,530

		67,858,956

Steel — 0.4%
AK Steel Holding Corp.(a)	404,712	910,602
Allegheny Technologies, Inc.(a)(b)	161,305	3,511,610
Carbonite, Inc.(a)	40,755	1,029,471
Carpenter Technology Corp.	59,931	2,134,143
Olympic Steel, Inc.	11,451	163,406
Ryerson Holding Corp.(a)	19,546	123,921
Schnitzer Steel Industries, Inc., Class A	33,095	713,197
Shiloh Industries, Inc.(a)	17,972	104,777
TimkenSteel Corp.(a)	47,966	419,223
Universal Stainless & Alloy Products, Inc.(a)	9,790	158,696

		9,269,046

Technology: Miscellaneous — 0.4%
Apptio, Inc., Class A(a)	43,998	1,670,164
Benchmark Electronics, Inc.	57,250	1,212,555
CTS Corp.	42,022	1,087,950
Fabrinet(a)	46,310	2,376,166
Kimball Electronics, Inc.(a)	31,681	490,739
Plexus Corp.(a)	40,081	2,047,337

		8,884,911

Telecommunications Equipment — 0.3%
Applied Optoelectronics, Inc.(a)	23,249	358,732
CalAmp Corp.(a)	41,999	546,407

Security	Shares	Value

Telecommunications Equipment (continued)
Clearfield, Inc.(a)	13,785	$136,747
Knowles Corp.(a)	110,390	1,469,291
Viavi Solutions, Inc.(a)	292,097	2,935,575
Vocera Communications, Inc.(a)	38,121	1,500,061

		6,946,813

Textile Products — 0.1%
Culp, Inc.	13,897	262,653
Interface, Inc.	74,622	1,063,364
Unifi, Inc.(a)	19,274	440,218

		1,766,235

Textiles Apparel & Shoes — 0.8%
Crocs, Inc.(a)	85,049	2,209,573
Deckers Outdoor Corp.(a)	37,553	4,804,906
Fossil Group, Inc.(a)	58,615	922,014
G-III Apparel Group Ltd.(a)	54,932	1,532,053
Oxford Industries, Inc.	21,148	1,502,354
Rocky Brands, Inc.	8,449	219,674
Steven Madden Ltd.	111,920	3,386,699
Superior Group of Cos., Inc.	10,897	192,332
Vera Bradley, Inc.(a)	27,579	236,352
Weyco Group, Inc.	7,070	206,232
Wolverine World Wide, Inc.	118,641	3,783,462

		18,995,651

Tobacco — 0.2%
22nd Century Group, Inc.(a)	139,856	348,241
Pyxus International, Inc.(a)(b)	12,403	147,100
Turning Point Brands, Inc.	9,669	263,190
Universal Corp.	31,210	1,690,022
Vector Group Ltd.	129,400	1,259,062

		3,707,615

Toys — 0.0%
Funko, Inc., Class A(a)	13,332	175,316

Transportation Miscellaneous — 0.2%
Costamare, Inc.	60,345	264,915
Echo Global Logistics, Inc.(a)	35,935	730,558
General Finance Corp.(a)	14,180	143,360
Hub Group, Inc., Class A(a)	41,290	1,530,620
Scorpio Bulkers, Inc.	70,787	391,452
Textainer Group Holdings Ltd.(a)	32,264	321,349
Wesco Aircraft Holdings, Inc.(a)	66,273	523,557

		3,905,811

Truckers — 0.4%
ArcBest Corp.	32,980	1,129,895
Covenant Transportation Group, Inc., Class A(a)	14,611	280,531
Daseke, Inc.(a)(b)	49,220	181,130
Forward Air Corp.	37,697	2,067,680
FRP Holdings, Inc.(a)(b)	8,691	399,873
Heartland Express, Inc.(b)	59,058	1,080,761
Marten Transport Ltd.	50,241	813,402
PAM Transportation Services, Inc.(a)	2,864	112,870
Saia, Inc.(a)	32,931	1,838,208
Universal Logistics Holdings, Inc.	9,707	175,600
US Xpress Enterprises, Inc., Class A(a)	25,630	143,784
USA Truck, Inc.(a)(b)	10,236	153,233
Werner Enterprises, Inc.	60,489	1,786,845
YRC Worldwide, Inc.(a)(b)	38,425	121,039

		10,284,851

Utilities: Electrical — 2.0%
ALLETE, Inc.	66,198	5,045,612
Atlantic Power Corp.(a)	133,588	289,886
Avista Corp.	84,224	3,577,836

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Electrical (continued)
Black Hills Corp.	68,838	$4,321,650
Clearway Energy, Inc., Class A	45,123	763,481
Clearway Energy, Inc., Class C	92,945	1,603,301
El Paso Electric Co.	52,031	2,608,314
IDACORP, Inc.	64,866	6,036,430
MGE Energy, Inc.	44,859	2,689,746
NorthWestern Corp.	64,942	3,860,152
Otter Tail Corp.	50,619	2,512,727
Pattern Energy Group, Inc., Class A	103,904	1,934,692
PNM Resources, Inc.	102,279	4,202,644
Portland General Electric Co.	114,942	5,270,091
Spark Energy, Inc., Class A	13,294	98,774
Unitil Corp.	18,393	931,422

		45,746,758

Utilities: Gas Distributors — 0.9%
Chesapeake Utilities Corp.	19,986	1,624,862
New Jersey Resources Corp.	112,074	5,118,420
Northwest Natural Holding Co.	36,771	2,223,175
RGC Resources, Inc.	9,040	270,838
South Jersey Industries, Inc.	110,240	3,064,672
Southwest Gas Holdings, Inc.	63,029	4,821,718
Spire, Inc.	63,316	4,690,449

		21,814,134

Utilities: Miscellaneous — 0.1%
Ormat Technologies, Inc.	51,143	2,674,779

Utilities: Telecommunications — 1.0%
8x8, Inc.(a)(b)	120,758	2,178,474
ATN International, Inc.	13,416	959,646
Boingo Wireless, Inc.(a)	51,831	1,066,164
Cincinnati Bell, Inc.(a)(b)	55,243	429,791
Cogent Communications Holdings, Inc.	53,805	2,432,524
Consolidated Communications Holdings, Inc.	90,139	890,573
Frontier Communications Corp.(a)	126,383	300,792
Fusion Connect, Inc.(a)	20,796	34,937
GTT Communications, Inc.(a)(b)	53,611	1,268,436
Iridium Communications, Inc.(a)(b)	123,327	2,275,383
j2 Global, Inc.	60,195	4,176,329
NII Holdings, Inc.(a)(b)	107,825	475,508
ORBCOMM, Inc.(a)	93,984	776,308
Shenandoah Telecommunications Co.	59,977	2,653,982
Spok Holdings, Inc.	21,737	288,233
Vonage Holdings Corp.(a)(b)	284,086	2,480,071
Windstream Holdings, Inc.(a)(b)	46,951	98,128

		22,785,279

Security	Shares	Value

Utilities: Water — 0.5%
American States Water Co.	47,016	$3,151,953
AquaVenture Holdings Ltd.(a)	13,380	252,748
Artesian Resources Corp., Class A	9,787	341,273
California Water Service Group	61,703	2,940,765
Connecticut Water Service, Inc.	15,226	1,018,163
Consolidated Water Co. Ltd.	17,210	200,668
Global Water Resources, Inc.	12,520	126,953
Middlesex Water Co.	20,454	1,091,221
Pure Cycle Corp.(a)	19,881	197,418
SJW Group	21,768	1,210,736
York Water Co.	16,542	530,336

		11,062,234

Total Common Stocks — 98.4% (Cost — $2,333,134,124)		2,272,792,444

Investment Companies — 0.4%
iShares Russell 2000 ETF(f)	64,533	8,640,969

Total Investment Companies — 0.4% (Cost — $9,238,332)		8,640,969

Total Long-Term Investments — 98.8% (Cost — $2,342,372,456)		2,281,433,413

Short-Term Securities — 9.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.58%(d)(e)(f)	180,710,459	180,728,530
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.38%(e)(f)	43,842,543	43,842,543

Total Short-Term Securities — 9.7% (Cost — $224,567,766)		224,571,073

Total Investments — 108.5% (Cost — $2,566,940,222)		2,506,004,486

Liabilities in Excess of Other Assets — (8.5)%		(196,274,231)

Net Assets — 100.0%		$2,309,730,255

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Series were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	102,254,881	78,455,578	(b)	—	180,710,459	$180,728,530	$1,963,839	(c)	$(20,531)	$16,251
BlackRock Cash Funds: Treasury, SL Agency Shares	17,833,717	26,008,826	(b)	—	43,842,543	43,842,543	416,531		—	—
PennyMac Financial Services, Inc.	3,162	—		—	3,162	67,224	1,265		—	(3,447)
PennyMac Mortgage Investment Trust	39,124	36,590	(b)	—	75,714	1,409,795	100,916		(11,795)	135,641
iShares Russell 2000 ETF	38,224	884,687		(858,378)	64,533	8,640,969	65,501		(1,640,251)	(854,954)

						$234,689,061	$2,548,052		$(1,672,577)	$(706,509)

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	367	03/15/19	$24,754	$206,582

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	JPMorgan Chase Bank N.A.	02/08/23	$5,077,750	$(207,790	)(b)	$4,866,126	0.21%
	Goldman Sachs Bank USA	02/27/23	4,791,674	8,435	(c)	4,770,489	0.21
	HSBC Bank PLC	—	—	9	(d)	—	—

			$9,869,424	$(199,346)		$9,636,615

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Series receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread of 65 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

United States Overnight Bank Funding Rate
US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $3,834 of net dividends and financing fees.
(c)	Amount includes $29,620 of net dividends and financing fees.
(d)	Amount includes $9 of net dividends and financing fees.

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$8,444	$(207,790)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$206,582	$—	$—	$—	$206,582
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	8,444	—	—	—	8,444

	$—	$—	$215,026	$—	$—	$—	$215,026

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$207,790	$—	$—	$—	$207,790

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(6,805,294)	$—	$—	$—	$(6,805,294)
Swaps	—	—	(559,690)	—	—	—	(559,690)

	$—	$—	(7,364,984)	$—	$—	$—	$(7,364,984)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$233,277	$—	$—	$—	$233,277
Swaps	—	—	(199,346)	—	—	—	(199,346)

	$—	$—	$33,931	$—	$—	$—	$33,931

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,004,963
Total return swaps:
Average notional amount	$2,467,356

For more information about the Series investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$132,503	$—
Swaps — OTC(a)	8,444	207,790

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$140,947	$207,790
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(132,503)	—

Total derivative assets and liabilities subject to an MNA	$8,444	$207,790

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Series derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Goldman Sachs & Co.	$8,435	$—	$—	$—	$8,435
HSBC Bank PLC	9	—	—	—	9

	$8,444	$—	$—	$—	$8,444

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
JPMorgan Chase Bank N.A.	$207,790	$—	$—	$(207,790)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable due to counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)
Common Stocks	$2,272,732,423	$6,174	$53,847	$2,272,792,444
Investment Companies	8,640,969	—	—	8,640,969
Short-Term Securities	224,571,073	—	—	224,571,073

	$2,505,944,465	$6,174	$53,847	$2,506,004,486

Derivative Financial Instruments(b)
Assets:
Equity contracts	$206,582	$8,444	$—	$215,026

Liabilities:
Equity contracts	—	(207,790)	—	(207,790)

	$206,582	$(199,346)	$—	$7,236

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	71

Statement of Assets and Liabilities

December 31, 2018

Master Small Cap Index Series

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $175,590,600) (cost — $2,331,701,887)	$2,271,315,425
Investments at value — affiliated (cost — $235,238,335)	234,689,061
Cash	179,793
Cash pledged:
Futures contracts	1,825,983
Collateral — OTC derivatives	430,000
Receivables:
Contributions from investors	9,448,559
Investments sold	1,815,719
Dividends — unaffiliated	4,288,617
Dividends — affiliated	78,466
Securities lending income — affiliated	146,315
Swaps	392
Variation margin on futures contracts	132,503
Unrealized appreciation on OTC derivatives	8,444
Prepaid expenses	938

Total assets	2,524,360,215

LIABILITIES
Cash collateral on securities loaned at value	180,756,053
Payables:
Investments purchased	33,443,995
Investment advisory fees	17,187
Directors’ fees	9,191
Other accrued expenses	180,673
Other affiliates	3,745
Swaps	11,326
Unrealized depreciation on OTC derivatives	207,790

Total liabilities	214,629,960

NET ASSETS	$2,309,730,255

NET ASSETS CONSIST OF
Investors’ capital	$2,370,659,071
Net unrealized appreciation (depreciation)	(60,928,816)

NET ASSETS	$2,309,730,255

See notes to financial statements.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$24,163,349
Dividends — affiliated	584,213
Securities lending income — affiliated — net	1,963,839
Interest — unaffiliated	17,026
Foreign taxes withheld	(12,232)

Total investment income	26,716,195

EXPENSES
Investment advisory	175,540
Accounting services	172,781
Custodian	100,852
Directors	38,330
Printing	10,230
Professional	57,346
Miscellaneous	13,933

Total expenses	569,012
Less fees waived and/or reimbursed by the Manager	(23,140)

Total expenses after fees waived and/or reimbursed	545,872

Net investment income	26,170,323

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	71,832,509
Investments — affiliated	(1,672,577)
Futures contracts	(6,805,294)
Foreign currency transactions	53
Swaps	(559,690)

62,795,001

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(397,353,080)
Investments — affiliated	(706,509)
Futures contracts	233,277
Foreign currency translations	(317)
Swaps	(199,346)

(398,025,975)

Net realized and unrealized loss	(335,230,974)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(309,060,651)

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statement of Changes in Net Assets

	Master Small Cap Index Series
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,170,323	$13,432,150
Net realized gain	62,795,001	27,266,025
Net change in unrealized appreciation (depreciation)	(398,025,975)	102,622,171

Net increase (decrease) in net assets resulting from operations	(309,060,651)	143,320,346

CAPITAL TRANSACTIONS
Proceeds from contributions	2,037,746,224	800,555,671
Value of withdrawals	(697,110,580)	(332,410,762)

Net increase in net assets derived from capital share transactions	1,340,635,644	468,144,909

NET ASSETS
Total increase in net assets	1,031,574,993	611,465,255
Beginning of year	1,278,155,262	666,690,007

End of year	$2,309,730,255	$1,278,155,262

See notes to financial statements.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	Master Small Cap Index Series

	Year Ended December 31,
	2018	2017	2016		2015	2014
Total Return
Total return	(10.96)%	14.69%	21.49%		(4.33)%	5.05%

Ratios to Average Net Assets
Total expenses	0.03%	0.06%	0.07	%(a)	0.08%	0.09%

Total expenses after fees waived and paid indirectly	0.03%	0.05%	0.06	%(a)	0.07%	0.08%

Net investment income	1.49%	1.41%	1.49	%(a)	1.39%	1.45%

Supplemental Data
Net assets, end of year (000)	$2,309,730	$1,278,155	$666,690		$465,442	$700,935

Portfolio turnover rate	28%	30%	39%		37%	21%

(a)	Excludes expenses incurred indirectly of 0.01% as a result of the Series investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Notes to Financial Statements	Master Small Cap Index Series

1.	ORGANIZATION

Master Small Cap Index Series (“Master Small Cap Index” or the “Series”) is a series of Quantitative Master Series LLC (the “Master LLC”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of BlackRock Index Funds, Inc. and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm Small Cap Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares Russell 2000 Small-Cap Index Fund (the “Fund”). As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to Master Small Cap Index in exchange for an investment in Master Small Cap Index.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by Master Small Cap Index to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Small Cap Index Fund	$406,256,934	$326,299,543

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Series’ books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Series.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Small Cap Index Series

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Swap agreements are valued utilizing quotes received daily by the Series’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (continued)	Master Small Cap Index Series

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stock in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Small Cap Index Series

As of period end, the following table is a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BNP Paribas Securities Corp.	$1,554,077	$(1,554,077)	$—
Citigroup Global Markets Inc.	39,324,427	(39,324,427)	—
HSBC Bank Plc	956,863	(956,863)	—
ING Financial Markets LLC	37,493	(37,493)	—
Jefferies LLC	961,860	(961,860)	—
JPMorgan Securities LLC	79,268,051	(79,268,051)
Merrill Lynch, Pierce, Fenner & Smith	29,316,408	(29,316,408)	—
Scotia Capital (USA) Inc	2,603,107	(2,603,107)
TD Prime Services LLC	2,595,430	(2,595,430)
Wells Fargo Bank, National Association	6,925,655	(6,925,655)	—
Wells Fargo Securities LLC	12,047,229	(12,047,229)	—

	$175,590,600	$(175,590,600)	$—

(a)

Cash collateral with a value of $180,756,053 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterpart, if any, is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Series’ counterparty on the swap agreement becomes the CCP. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (continued)	Master Small Cap Index Series

payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

With respect to the Series, the Manager entered into a separate sub-advisory agreement with Blackrock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Small Cap Index Series

Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $15,564.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not ‘‘interested persons’’ of the Series, as defined in the 1940 Act (‘‘Independent Directors”) of the Master LLC or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the Manager waived $1,047 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2018, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursement was $18,411.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Series.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Series retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Series paid BTC $735,729 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$77,983,772	$96,032,252	$46,572,953

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (continued)	Master Small Cap Index Series

7.	PURCHASES AND SALES

For the years ended December 31, 2018, purchases and sales of investments, excluding short-term securities and in-kind contributions, were $1,234,246,804 and $479,130,263, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,593,075,068

Gross unrealized appreciation	246,812,748
Gross unrealized depreciation	(334,082,676)

Net unrealized depreciation	$(87,269,928)

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Small Cap Index Series

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

The Series’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	83

Report of Independent Registered Public Accounting Firm

To the Investors of Master Small Cap Index Series and the Board of Directors of Quantitative Master Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Small Cap Index Series of Quantitative Master Series LLC (the “Fund”), including the schedule of investments as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

DIRECTOR AND OFFICER INFORMATION	85

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (d)(a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master LLC based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

DIRECTOR AND OFFICER INFORMATION	87

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s/Master LLC’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders and Series interestholders elected Directors who took office on January 1, 2019. The newly elected Directors include ten former Directors and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator(b)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(b)	iShares Russell 2000 Small-Cap Index Fund.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect Boards of Directors of the Corporation and the Master LLC. The newly elected directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Index Funds, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	579,182,484	3,112,167	291,157
Susan J. Carter	579,472,387	2,967,542	145,880
Collette Chilton	579,348,368	3,090,570	146,871
Neil A. Cotty	579,077,599	3,216,386	291,824
Robert Fairbairn	579,190,377	3,103,142	292,289
Lena G. Goldberg	579,336,925	3,101,496	147,388
Robert M. Hernandez	579,350,686	3,074,621	160,502
Henry R. Keizer	579,164,987	3,254,120	166,702
Cynthia A. Montgomery	579,472,123	2,967,247	146,439
Donald C. Opatrny	579,162,678	3,131,624	291,506
John M. Perlowski	579,262,882	3,159,160	163,766
Joseph P. Platt	579,162,936	3,131,496	291,375
Mark Stalnecker	579,291,004	3,129,178	165,627
Kenneth L. Urish	578,912,177	3,382,463	291,168
Claire A. Walton	579,420,087	3,019,320	146,401

*	Denotes Corporation-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect Boards of Directors of the Master LLC. The newly elected directors took office effective January 1, 2019.

Shareholders approved the Directors* of Quantitative Master Series LLC with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	1,949,216,550	30,940,304	8,177,210
Susan J. Carter	1,953,682,646	26,508,335	8,143,083
Collette Chilton	1,953,754,786	26,436,287	8,142,992
Neil A. Cotty	1,950,677,849	29,509,492	8,146,723
Robert Fairbairn	1,950,686,540	29,503,349	8,144,175
Lena G. Goldberg	1,952,376,717	27,824,047	8,133,300
Robert M. Hernandez	1,948,856,573	31,343,053	8,134,437
Henry R. Keizer	1,950,261,107	29,928,828	8,144,129
Cynthia A. Montgomery	1,953,317,805	26,875,451	8,140,808
Donald C. Opatrny	1,950,218,863	29,968,432	8,146,769
John M. Perlowski	1,950,626,858	29,542,100	8,165,106
Joseph P. Platt	1,950,673,065	29,505,630	8,155,369
Mark Stalnecker	1,950,658,255	29,508,064	8,167,745
Kenneth L. Urish	1,950,679,778	29,507,517	8,146,769
Claire A. Walton	1,952,402,944	27,797,820	8,133,300

*	Denotes Series-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

ADDITIONAL INFORMATION	89

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Series use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Series voted proxies relating to securities held in the Funds’/Series’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

NOK	Norwegian Krone

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	91

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index2-12/18-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares MSCI EAFE International Index Fund of BlackRock Index Funds, Inc.	$32,436	$32,440	$2,000	$6,000	$16,800	$14,765	$0	$0
iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc.	$8,160	$8,339	$2,000	$0	$14,400	$12,062	$0	$0
Master Small Cap Index Series of Quantitative Master Series LLC	$29,376	$29,380	$0	$0	$17,300	$17,379	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) ) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares MSCI EAFE International Index Fund of BlackRock Index Funds, Inc.	$18,800	$20,765
iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc.	$16,400	$12,062

Master Small Cap Index Series of Quantitative Master Series LLC	$17,300	$17,379

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –    The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –    There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

 Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 8, 2019